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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-02864

                               Pioneer Bond Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  June 30


Date of reporting period:  July 1, 2015 through June 30, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.



                         Pioneer Bond Fund

--------------------------------------------------------------------------------
                         Annual Report | June 30, 2016
--------------------------------------------------------------------------------

                         Ticker Symbols:

                         Class A     PIOBX
                         Class C     PCYBX
                         Class K     PBFKX
                         Class R     PBFRX
                         Class Y     PICYX

                         [LOGO] PIONEER
                                Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             11

Prices and Distributions                                                      12

Performance Update                                                            13

Comparing Ongoing Fund Expenses                                               18

Schedule of Investments                                                       20

Financial Statements                                                          92

Notes to Financial Statements                                                101

Report of Independent Registered Public Accounting Firm                      116

Trustees, Officers and Service Providers                                     118

                                   Pioneer Bond Fund | Annual Report | 6/30/16 1

President's Letter

Dear Shareowner,

The first half of 2016 has featured some remarkable twists and turns in the global economy. The year began on shaky footing as surging market volatility brought about by fears of weaker global economic growth as well as falling oil prices depressed returns for investors. In the US, both equity and fixed-income markets declined significantly through the first six weeks of the year, only to recover the losses by the end of the first quarter when market sentiment shifted, due in part to accommodative monetary policies from the world's central banks.

Midway through the first quarter, for example, the US Federal Reserve System (the Fed) backed off plans to raise interest rates four times in 2016, and the European Central Bank announced a more comprehensive asset-purchasing program in the hopes of encouraging lending, and boosting both inflation and economic growth. The markets responded with a solid rally. By the end of May, in fact, US equities, as measured by the Standard & Poor's 500 Index, had generated a solid year-to-date (YTD) return of 3.55%, and the YTD return (as of 5/31/16) of the Barclays Aggregate Bond Index, a common measure of the US fixed-income market, was 3.45%.

As markets began to settle down, the Brexit vote - the vote confirming that the United Kingdom (UK) would exit the European Union (EU) - surprised many, and the rollercoaster ride began once again. The market sold off sharply in the first few days after the vote, then rallied as investors sought bargains created by the initial post-Brexit sell-off, and as more, less ominous information about the implications of the Brexit results came to light.

From a macroeconomic perspective, Pioneer believes the negative economic impact of Brexit on the US should be more limited compared with its effects on the UK and Europe. However, we expect reduced global demand due to a higher level of uncertainty and risk aversion among investors. While the spillover effects on the US economy are unclear, we think it possible that, in the event of a significant negative economic impact, the Fed might consider other monetary policy options. Globally, we believe that central banks are ready to act and that their initial focus will be to stabilize the markets and provide liquidity, if needed.

While the Brexit vote is now official, the expectation is that the actual process of separating the UK from the EU could take at least two years. Only in the next several months may we begin to see signs of what path Europe will follow as it adapts to the reality of an EU without one of its most prominent members. Over the medium-term, however, we believe uncertainties over the future of Europe and central banks' reactions will likely dominate financial markets, and we believe the news flow surrounding Brexit will continue to weigh on riskier assets. Competing for headlines, too, is the current financial condition of many European banks. Ultimately, we think that the political and monetary policy responses will be the major variables when it comes to managing an orderly

2 Pioneer Bond Fund | Annual Report | 6/30/16

Brexit. In addition, as the second half of 2016 gets underway, we continue to see central bank policies as generally supportive of the US economy -- for which we maintain an expectation of modest growth this year.

Aside from the Brexit-caused uncertainties, economies around the world in both developed and emerging markets are experiencing deep structural changes. Current challenges include incomplete debt deleveraging in both emerging and developed markets, where debt levels continue to grow, the transition of many emerging markets economies from export/investment-driven models to more domestic demand-driven models, and aging populations, which are reducing productivity and limiting economic growth potential (primarily in the developed markets but also in emerging markets such as China). Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues combine to increase the possibility of sharp swings in asset values. Meanwhile, in the US, as always in a presidential election year, the political rhetoric of 2016 has the potential to impact domestic sectors such as health care.

Throughout Pioneer's history, we have believed in the importance of active management. During periods of market volatility, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
June 30, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                                   Pioneer Bond Fund | Annual Report | 6/30/16 3

Portfolio Management Discussion | 6/30/16

Credit-sensitive debt struggled early in the 12-month period ended June 30, 2016, before staging a brisk rally over the final few months. In what was an atypical period for the fixed-income markets, Treasuries and other high-quality securities also delivered lackluster returns early in the period as rising interest rates undermined prices, but then recovered in the second half as market interest rates fell and bond prices rose. In the following interview, Kenneth J. Taubes and Charles Melchreit review the factors that affected the performance of Pioneer Bond Fund during the 12-month period ended June 30, 2016. Mr. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Pioneer Investments, is responsible for the daily management of the Fund, along with Mr. Melchreit, Director of Investment-Grade Management, a senior vice president, and a portfolio manager at Pioneer.

Q    How did the Fund perform during the 12-month period ended June 30, 2016?

A Pioneer Bond Fund's Class A shares returned 3.93% at net asset value during the 12-month period ended June 30, 2016, while the Fund's benchmark, the Barclays Aggregate Bond Index (the Barclays Index), returned 6.00%. During the same period, the average return of the 46 mutual funds in Lipper's Corporate Debt, A-rated Underlying Funds Category was 6.77%, and the average return of the 1,061 mutual funds in Morningstar's Intermediate-Term Bond Funds Category was 4.63%.

Q How would you describe the investment environment during the 12 months ended 2016?

A The environment for investing in fixed-income securities changed dramatically over the course of the 12-month period. Falling oil and commodity prices, fears of an economic slowdown, and concerns that that the US Federal Reserve (Fed) would become less accommodative and act aggressively to hike short-term interest rates dominated investor sentiment during the first seven months of the period, from July 2015 through January 2016. As a result, credit-sensitive sectors tended to underperform during that timeframe; meanwhile, expectations that the Fed was preparing to tighten monetary policy in the US put pressure on market interest rates, which moved higher and undermined the performance of longer- and intermediate-term Treasuries as well as other higher-quality debt. In

4 Pioneer Bond Fund | Annual Report | 6/30/16

     December 2015, just before the start of the Fund's fiscal year, the Fed did enact a modest 0.25% increase in the Federal funds rate, further stoking the market's fears that more monetary tightening was on the horizon that potentially could put a brake on the already-slow pace of domestic economic growth.

     We were less pessimistic than the overall market, though, as we believed the outlook for the energy sector was stabilizing, and thought it unlikely that the United States would fall into recession. We also saw upside potential in Europe and believed there were early signs of economic stabilization in China and the emerging markets. Because of those views, we maintained the Fund's overweighted position in corporate debt, while underweighting Treasuries and other government securities.

     In February (February 11, to be exact), the equity market bottomed before starting to rise again. Energy prices began stabilizing and then began to increase. The yield spreads on corporate debt finally began to tighten, leading to better price performance than that of Treasuries. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) High-yield corporates led the post-February 11 advance in the fixed-income market, but investment-grade corporates and asset-backed securities (ABS) also performed well as investors recognized the unusual value available and the wide yield advantages risk-related assets held over low-risk government debt. The credit-sensitive securities continued to recover in price over most of the period's final four months.

     Two developments in June briefly reversed the upward market trends. The first development was an unexpectedly weak job-creation report in the US for May, which caused new worries about the possibility of an economic downturn. That led to declines in stock prices and wider spreads in credit-sensitive debt, with Treasuries rallying during an investor flight to quality. Then, in a referendum on June 23, a majority of British voters supported a plan ("Brexit") to exit the European Union. Risk-related assets immediately fell into a tailspin, but the declines were short-lived and the rally in stocks and credit-sensitive securities, especially on the domestic front, resumed within a few days and continued through the end of 12-month period. At the same time, the rally in US Treasuries continued, as international investors allocated additional money to the United States in light of the

                                   Pioneer Bond Fund | Annual Report | 6/30/16 5
     uncertainty in Europe created by the Brexit vote. After a brief leveling off, the US dollar (USD) also began strengthening against foreign currencies once again, as investors balked at the negative interest rates offered by sovereign bonds of several European nations as well as Japan.

     Over the full 12 months, the yield curve flattened, with longer and intermediate rates falling, while rates on the short part of the curve rose slightly in response to the Fed's December tightening action. During the period, the yield on the 30-year US Treasury declined from 3.12% to 2.29%, while the yield on the 10-year Treasury fell from 2.35% to 1.47%. Yields of three-month Treasuries, meanwhile, moved higher, from 0.01% to 0.26%. The result was a rally in longer- and intermediate-term Treasuries and government bonds. Credit-sensitive sectors, on the other hand, recovered their losses from earlier in the period and wound up generating healthy, positive returns for the full 12 months, led by high-yield US corporates. Fueling the rally in the credit sectors was investors' increasing recognition that economic growth in the United States was sustainable, and that the Fed was not likely to act too aggressively with regard to raising short-term interest rates (which would have the effect of increasing the cost of corporate borrowing). While at the beginning of 2016 several Fed board members suggested that the Fed would likely raise short-term rates four times during the calendar year, by the end of the 12-month period, market consensus had changed to an expectation of zero rate hikes this year, with a single rate move still seen as a possibility.

Q What factors had the greatest influence on the Fund's performance relative to the benchmark Barclays Index during the 12-month period ended June 30, 2016?

A The Fund's underperformance of the Barclays Index during the period derived mainly from the portfolio's short-duration position. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) We had positioned the portfolio with a shorter duration to protect assets should interest rates rise, but, as market rates fell over the course of the 12-month period, the short-duration positioning (-1.1 years on average, compared with the Barclays Index) detracted from the Fund's benchmark-relative results. Offsetting, to some extent, the negative effects of the

6 Pioneer Bond Fund | Annual Report | 6/30/16 short-duration stance was the Fund's bar-belled positioning on the yield curve, as we underweighted the portfolio to two-year and five-year debt, and held an overweight to bonds with 30-year maturities. At the end of the period on June 30, 2016, the effective duration of Fund's investments was
     4.39 years.

     In addition to the short-duration position, other factors that held back the Fund's benchmark-relative results during the period included the portfolio's allocations to Treasury Inflation Protected Securities (TIPS), which underperformed nominal Treasuries as inflation expectations remained muted over the 12-month period, and to debt securities issued by banks and financial firms. In banking and finance, we emphasized subordinated debt instruments that are lower in the capital structures of those institutions, and the performance of the securities lagged as investors worried that the effects of the Brexit vote might filter down to some banks.

     Our focus on investments in the credit sectors - with a particular emphasis on bonds in the industrials sector - had a positive impact on the Fund's benchmark-relative performance during the period. Industrial bonds outperformed the Barclays Index over the 12 months, despite lagging in the early part of the period. Within industrials, we focused on holding lower-quality securities in the portfolio, and those positions fared well after oil prices stabilized and then started rising. Among the Fund's asset allocations, exposure to industrial bonds made the second-largest positive contribution to benchmark-relative returns during the period, trailing only the effects of the portfolio's out-of-benchmark position in event-linked securities (ILS) issued by property-and-casualty insurers. The Fund's ILS holdings, also referred to as "catastrophe" bonds because they share in the risks of damage caused by natural disasters, performed strongly during a benign hurricane season in 2015. Allocations to floating-rate bank loans, which also are not a component of the Barclays Index, made the third-largest positive contribution to the Fund's benchmark-relative performance during the 12-month period.

                                   Pioneer Bond Fund | Annual Report | 6/30/16 7

Q Did you invest the Fund in any derivative securities during the 12-month period ended June 30, 2016? If so, did the exposure have a material effect on performance?

A The Fund's primary derivatives exposure during the period was to Treasury futures contracts, which we used as part of our effort to maintain a relatively short duration. Because the short-duration positioning detracted from benchmark-relative performance, the exposure to Treasury futures held back the Fund's results. The portfolio also had some investments in credit default swaps as part of a strategy to increase exposure to the credit sectors during the six-month period. That exposure slightly detracted from the Fund's benchmark-relative performance during the period.

Q What factors affected the Fund's yield during the 12-month period ended June 30, 2016?

A As the yields on securities in all parts of the fixed-income market declined during the period, the portfolio's level of current income fell, causing a reduction in the Fund's yield.

Q    What is your investment outlook?

A We continue to have an optimistic view of the fundamental strength of the domestic economy, and we have a mixed opinion about the fixed-income credit markets. However, we think the capital markets may be volatile as investors react to events.

     One of the major factors that could cause market volatility is the Brexit vote. We do not yet know how the vote will affect government policy in Europe, or the real economy, but we do think Brexit-related developments will cause continuous waves of market volatility. The most likely immediate impact of Brexit is weaker growth and, potentially, a recession in the United Kingdom, although we anticipate there should be minimal impact on the US economy. The US presidential election also could affect investor sentiment as the year progresses.

     We anticipate that the domestic economy should continue on its present trajectory of stable growth, with gross domestic product (GDP) expanding at around 2.00% during 2016, supported by sustained improvements in personal consumption. While some observers worry about the slow pace of

8 Pioneer Bond Fund | Annual Report | 6/30/16 job creation in the economy, we take a different view. We believe the recent slowing of new-job creation is an indication of a tight labor market as well as the presence of a relatively small number of qualified workers in the economy, rather than a sign of an overall hiring slowdown. The stabilization of energy prices also reduces risk, and we believe energy supply/demand relationships should be more in balance by the end of the year, following a long period during which supply outstripped demand.

The moderate growth of the US economy, combined with slow expansion of the labor market, probably means that the Fed can leave short-term interest rates "lower for longer." While we think the Fed would like to raise rates from current, extraordinarily low levels, we think it will act cautiously and may increase rates just once during 2016.

                                   Pioneer Bond Fund | Annual Report | 6/30/16 9

Please refer to the Schedule of Investments on pages 20-91 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial fail-ure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. Government-sponsored entities (i.e., Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Bond Fund | Annual Report | 6/30/16

Portfolio Summary | 6/30/16

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                                 30.8%
U.S. Corporate Bonds                                                       29.1%
Collateralized Mortgage Obligations                                        17.2%
International Corporate Bonds                                              10.5%
Asset Backed Securities                                                     4.0%
Senior Secured Loans                                                        3.5%
Temporary Cash Investments                                                  2.8%
Municipal Bonds                                                             1.0%
U.S. Preferred Stocks                                                       0.7%
Convertible Preferred Stocks                                                0.2%
Foreign Government Bond                                                     0.2%

* Includes investments in insurance linked securities totaling 2.6% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. U.S. Treasury Inflation Indexed Bond, 0.75%, 2/15/45                   1.57%
--------------------------------------------------------------------------------
 2. Fannie Mae, 3.5%, 7/14/16                                              1.52
--------------------------------------------------------------------------------
 3. U.S. Treasury Inflation Indexed Bond, 1.0%, 2/15/46                    1.35
--------------------------------------------------------------------------------
 4. U.S. Treasury Notes, Floating Rate Note, 7/31/17                       1.26
--------------------------------------------------------------------------------
 5. Government National Mortgage Association I, 3.5%, 7/20/16              0.82
--------------------------------------------------------------------------------
 6. U.S. Treasury Bonds, 3.0%, 5/15/42                                     0.68
--------------------------------------------------------------------------------
 7. Fannie Mae, 4.0%, 7/14/16                                              0.61
--------------------------------------------------------------------------------
 8. Fannie Mae, 3.0%, 8/1/42                                               0.53
--------------------------------------------------------------------------------
 9. U.S. Treasury Notes, Floating Rate Note, 4/30/18                       0.49
--------------------------------------------------------------------------------
10. Fannie Mae, 5.0%, 2/1/45                                               0.47
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 11

Prices and Distributions | 6/30/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         6/30/16                   6/30/15
--------------------------------------------------------------------------------
          A                             $9.76                      $9.68
--------------------------------------------------------------------------------
          C                             $9.66                      $9.57
--------------------------------------------------------------------------------
          K                             $9.76                      $9.68
--------------------------------------------------------------------------------
          R                             $9.85                      $9.77
--------------------------------------------------------------------------------
          Y                             $9.67                      $9.59
--------------------------------------------------------------------------------

Distributions per Share: 7/1/15-6/30/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term      Long-Term
         Class            Income            Capital Gains   Capital Gains
--------------------------------------------------------------------------------
          A              $0.2704                 $   --       $0.0211
--------------------------------------------------------------------------------
          C              $0.1969                 $   --       $0.0211
--------------------------------------------------------------------------------
          K              $0.3070                 $   --       $0.0211
--------------------------------------------------------------------------------
          R              $0.2486                 $   --       $0.0211
--------------------------------------------------------------------------------
          Y              $0.2939                 $   --       $0.0211
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Barclays Aggregate Bond Index is an unmanaged measure of the US bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 13-17.

12 Pioneer Bond Fund | Annual Report | 6/30/16

Performance Update | 6/30/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Bond Fund at public offering price during the periods shown, compared to that of the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2016)
--------------------------------------------------------------------------------
                     Net             Public           Barclays
                     Asset           Offering         Aggregate
                     Value           Price            Bond
Period               (NAV)           (POP)            Index
--------------------------------------------------------------------------------
10 years             5.64%            5.15%           5.13%
5 years              4.10             3.13            3.76
1 year               3.93            -0.79            6.00
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2015)
--------------------------------------------------------------------------------
Gross                  Net
--------------------------------------------------------------------------------
0.93%                  0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer Bond                   Barclays Aggregate
                         Fund                           Bond Index
6/06                     $ 9,550                        $10,000
6/07                     $10,056                        $10,612
6/08                     $10,723                        $11,368
6/09                     $11,007                        $12,055
6/10                     $12,626                        $13,200
6/11                     $13,520                        $13,715
6/12                     $14,319                        $14,741
6/13                     $14,779                        $14,639
6/14                     $15,694                        $15,279
6/15                     $15,900                        $15,563
6/16                     $16,525                        $16,497

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2017, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 13

Performance Update | 6/30/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Bond Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2016)
--------------------------------------------------------------------------------
                                            Barclays
                                            Aggregate
                If           If             Bond
Period          Held         Redeemed       Index
--------------------------------------------------------------------------------
10 years        4.74%        4.74%          5.13%
5 years         3.27         3.27           3.76
1 year          3.28         3.28           6.00
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2015)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              1.63%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer Bond                   Barclays Aggregate
                         Fund                           Bond Index
6/06                     $10,000                        $10,000
6/07                     $10,439                        $10,612
6/08                     $11,044                        $11,368
6/09                     $11,223                        $12,055
6/10                     $12,753                        $13,200
6/11                     $13,526                        $13,715
6/12                     $14,218                        $14,741
6/13                     $14,550                        $14,639
6/14                     $15,306                        $15,279
6/15                     $15,381                        $15,563
6/16                     $15,886                        $16,497

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Bond Fund | Annual Report | 6/30/16

Performance Update | 6/30/16                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Bond Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2016)
--------------------------------------------------------------------------------
                    Net               Barclays
                    Asset             Aggregate
                    Value             Bond
Period              (NAV)             Index
--------------------------------------------------------------------------------
10 years            5.76%             5.13%
5 years             4.34              3.76
1 year              4.32              6.00
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2015)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              0.47%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer Bond                   Barclays Aggregate
                         Fund                           Bond Index
6/06                     $10,000                        $10,000
6/07                     $10,531                        $10,612
6/08                     $11,230                        $11,368
6/09                     $11,527                        $12,055
6/10                     $13,223                        $13,200
6/11                     $14,159                        $13,715
6/12                     $14,996                        $14,741
6/13                     $15,503                        $14,639
6/14                     $16,490                        $15,279
6/15                     $16,787                        $15,563
6/16                     $17,513                        $16,497

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 15

Performance Update | 6/30/16                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Bond Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2016)
--------------------------------------------------------------------------------
                      Net              Barclays
                      Asset            Aggregate
                      Value            Bond
Period                (NAV)            Index
--------------------------------------------------------------------------------
10 years              5.27%            5.13%
5 years               3.76             3.76
1 year                3.66             6.00
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2015)
--------------------------------------------------------------------------------
Gross         Net
--------------------------------------------------------------------------------
1.21%         1.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer Bond                   Barclays Aggregate
                         Fund                           Bond Index
6/06                     $10,000                        $10,000
6/07                     $10,504                        $10,612
6/08                     $11,150                        $11,368
6/09                     $11,413                        $12,055
6/10                     $13,030                        $13,200
6/11                     $13,900                        $13,715
6/12                     $14,675                        $14,741
6/13                     $15,086                        $14,639
6/14                     $15,953                        $15,279
6/15                     $16,123                        $15,563
6/16                     $16,713                        $16,497

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2017, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Bond Fund | Annual Report | 6/30/16

Performance Update | 6/30/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Bond Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2016)
--------------------------------------------------------------------------------
                      Net              Barclays
                      Asset            Aggregate
                      Value            Bond
Period                (NAV)            Index
--------------------------------------------------------------------------------
10 years              5.91%            5.13%
5 years               4.35             3.76
1 year                4.22             6.00
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2015)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    0.58%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                         Pioneer Bond                   Barclays Aggregate
                         Fund                           Bond Index
6/06                     $5,000,000                     $5,000,000
6/07                     $5,282,639                     $5,306,035
6/08                     $5,647,868                     $5,683,991
6/09                     $5,814,476                     $6,027,695
6/10                     $6,690,107                     $6,600,223
6/11                     $7,175,180                     $6,857,727
6/12                     $7,625,259                     $7,370,252
6/13                     $7,879,681                     $7,319,565
6/14                     $8,384,944                     $7,639,674
6/15                     $8,517,926                     $7,781,606
6/16                     $8,877,353                     $8,248,610

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000

     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on actual returns from January 1, 2016 through June 30, 2016.

--------------------------------------------------------------------------------
Share Class              A            C            K           R           Y
--------------------------------------------------------------------------------
Beginning            $1,000.00    $1,000.00    $1,000.00   $1,000.00   $1,000.00
Account Value
on 1/1/16
--------------------------------------------------------------------------------
Ending Account       $1,039.30    $1,032.80    $1,043.20   $1,036.60   $1,042.20
Value (after
expenses)
on 6/30/16
--------------------------------------------------------------------------------
Expenses Paid        $    4.31    $    8.11    $    2.39   $    5.58   $    2.95
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.60%, 0.47%, 1.10%, and 0.58% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

18 Pioneer Bond Fund | Annual Report | 6/30/16

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2016 through June 30, 2016.

--------------------------------------------------------------------------------
Share Class              A            C            K           R           Y
--------------------------------------------------------------------------------
Beginning            $1,000.00    $1,000.00    $1,000.00   $1,000.00   $1,000.00
Account Value
on 1/1/16
--------------------------------------------------------------------------------
Ending Account       $1,020.64    $1,016.91    $1,022.53   $1,019.39   $1,021.98
Value (after
expenses)
on 6/30/16
--------------------------------------------------------------------------------
Expenses Paid        $    4.27    $    8.02    $    2.36   $    5.52   $    2.92
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.60%, 0.47%, 1.10%, and 0.58% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

                                  Pioneer Bond Fund | Annual Report | 6/30/16 19

Schedule of Investments | 6/30/16

------------------------------------------------------------------------------------------------------
Shares                                                                                  Value
------------------------------------------------------------------------------------------------------
                              PREFERRED STOCKS -- 0.1%
                              BANKS -- 0.0%+
                              Diversified Banks -- 0.0%+
        30,353        7.01    Citigroup Capital XIII, Floating Rate Note, 10/30/40      $      791,303
                                                                                        --------------
                              Total Banks                                               $      791,303
------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.1%
                              Asset Management & Custody Banks -- 0.1%
        92,400        5.35    State Street Corp., Floating Rate Note,
                              12/31/49 (Perpetual)                                      $    2,480,016
                                                                                        --------------
                              Total Diversified Financials                              $    2,480,016
------------------------------------------------------------------------------------------------------
                              TOTAL PREFERRED STOCKS
                              (Cost $3,127,149)                                         $    3,271,319
------------------------------------------------------------------------------------------------------
                              CONVERTIBLE PREFERRED STOCK -- 0.3%
                              BANKS -- 0.3%
                              Diversified Banks -- 0.3%
         8,746                Wells Fargo & Co., 7.5% (Perpetual)                       $   11,362,803
------------------------------------------------------------------------------------------------------
                              TOTAL CONVERTIBLE PREFERRED STOCK
                              (Cost $9,486,742)                                         $   11,362,803
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)
------------------------------------------------------------------------------------------------------
                              ASSET BACKED SECURITIES -- 4.2%
                              CONSUMER SERVICES -- 0.0%+
                              Hotels, Resorts & Cruise Lines -- 0.0%+
       608,544                Westgate Resorts 2012-A LLC, 3.75%,
                              8/20/25 (144A)                                            $      607,747
     1,864,281                Westgate Resorts 2015-1 LLC, 2.75%,
                              5/20/27 (144A)                                                 1,856,212
                                                                                        $    2,463,959
                                                                                        --------------
                              Total Consumer Services                                   $    2,463,959
------------------------------------------------------------------------------------------------------
                              FOOD & STAPLES RETAILING -- 0.1%
                              Food Retail -- 0.1%
     3,732,705                CKE Restaurant Holdings, Inc., 4.474%,
                              3/20/43 (144A)                                            $    3,735,668
                                                                                        --------------
                              Total Food & Staples Retailing                            $    3,735,668
------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.0%+
                              Health Care Distributors -- 0.0%+
     1,600,000                OneMain Financial Issuance Trust 2015-1, 3.19%,
                              3/18/26 (144A)                                            $    1,616,478
                                                                                        --------------
                              Total Health Care Equipment & Services                    $    1,616,478
------------------------------------------------------------------------------------------------------
                              BANKS -- 3.2%
                              Thrifts & Mortgage Finance -- 3.2%
     1,035,117                Access Point Funding I 2015-A LLC, 2.61%,
                              4/15/20 (144A)                                            $    1,034,794

The accompanying notes are an integral part of these financial statements.

20 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
     2,200,000        1.79    American Homes 4 Rent 2014-SFR1, Floating
                              Rate Note, 6/17/31                                        $    2,165,307
     2,800,000                American Homes 4 Rent 2014-SFR3 Trust,
                              4.596%, 12/18/36 (144A)                                        2,975,655
       700,000                American Homes 4 Rent 2014-SFR3 Trust,
                              5.04%, 12/18/36 (144A)                                           744,055
     1,300,000                American Homes 4 Rent 2015-SFR1, 4.11%,
                              4/18/52 (144A)                                                 1,330,148
     2,600,000                Applebee's Funding LLC/ IHOP Funding LLC,
                              4.277%, 9/5/44 (144A)                                          2,646,214
     2,200,000                Ascentium Equipment Receivables 2015-1 LLC,
                              3.24%, 1/10/22 (144A)                                          2,216,522
       699,990                Axis Equipment Finance Receivables III LLC, 3.41%,
                              4/20/20 (144A)                                                   693,142
     1,039,329                B2R Mortgage Trust 2015-1, 2.524%, 5/15/48 (144A)              1,045,494
       177,045        0.95    Bayview Financial Mortgage Pass-Through Trust
                              2005-C, Floating Rate Note, 6/28/44                              176,207
       627,887                Bayview Financial Mortgage Pass-Through Trust
                              2006-A, 5.865%, 2/28/41 (Step)                                   688,054
       148,227        0.90    Bayview Financial Mortgage Pass-Through Trust
                              Series 2005-B, Floating Rate Note, 4/28/39                       147,917
     1,650,000                BCC Funding Corp X, 3.622%, 11/20/20 (144A)                    1,660,758
       939,082        1.20    Bear Stearns Asset Backed Securities I Trust
                              2005-FR1, Floating Rate Note, 6/25/35                            932,789
       630,986        0.94    Bear Stearns Asset Backed Securities Trust
                              2006-SD2, Floating Rate Note, 6/25/36                            617,948
     2,161,815                BXG Receivables Note Trust 2015-A, 2.88%,
                              5/2/30 (144A)                                                  2,187,613
     3,000,000                Capital Automotive Real Estate Investment Trust,
                              3.66%, 10/17/44 (144A)                                         2,890,772
       400,000        1.66    Chesapeake Funding LLC, Floating Rate Note,
                              3/9/26 (144A)                                                    396,953
     1,400,000                CIT Equipment Collateral 2014-VT1, 2.65%,
                              10/20/22 (144A)                                                1,415,444
       597,127        1.20    Citigroup Mortgage Loan Trust, Inc., Floating Rate
                              Note, 5/25/35 (144A)                                             594,744
     5,344,970                Colony American Finance 2015-1, Ltd., 2.896%,
                              10/18/47 (144A)                                                5,441,118
     3,200,000        2.29    Colony American Homes 2014-1, Floating Rate
                              Note, 5/19/31 (144A)                                           3,146,340
       639,537                Consumer Credit Origination Loan Trust 2015-1,
                              2.82%, 3/15/21 (144A)                                            639,523
     1,201,833        4.79    Countrywide Asset-Backed Certificates, Floating
                              Rate Note, 12/25/35                                            1,212,663
     1,500,000                Credit Acceptance Auto Loan Trust 2016-2, 4.29%,
                              11/15/24 (144A)                                                1,508,758
       537,994        0.75    Credit-Based Asset Servicing and Securitization
                              LLC, Floating Rate Note, 7/25/36                                 534,730

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 21

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
     1,750,000                CRG Issuer 2015-1, 4.07%, 7/11/22 (144A)                  $    1,736,875
       524,355        1.50    CWABS Asset-Backed Certificates Trust 2004-7,
                              Floating Rate Note, 12/25/34                                     520,413
     3,752,500                DB Master Finance LLC 2015-1, 3.98%,
                              2/20/45 (144A)                                                 3,853,442
     2,300,000        2.35    DRB Prime Student Loan Trust 2016-B, Floating
                              Rate Note, 6/25/40 (144A)                                      2,299,965
       850,683        3.48    Drug Royalty II LP 2, Floating Rate Note,
                              7/15/23 (144A)                                                   856,929
     2,000,000                DT Auto Owner Trust 2015-1, 4.26%, 2/15/22 (144A)              2,003,297
       582,157                GMAT 2013-1 Trust, 3.9669%, 8/25/53 (Step)                       582,016
       425,088        1.20    GSAMP Trust 2005-HE1, Floating Rate Note, 12/25/34               421,293
     1,187,149        1.80    GSRPM Mortgage Loan Trust 2003-2, Floating
                              Rate Note, 6/25/33                                             1,143,362
       516,421        0.75    GSRPM Mortgage Loan Trust 2006-2, Floating
                              Rate Note, 9/25/36 (144A)                                        492,904
     2,943,250                HOA Funding LLC, 4.846%, 8/22/44 (144A)                        2,604,188
       198,500        0.83    Home Equity Asset Trust 2005-7, Floating Rate
                              Note, 1/25/36                                                    198,015
     1,090,156        0.82    Home Equity Mortgage Loan Asset-Backed Trust
                              Series INABS 2005-C, Floating Rate Note, 10/25/35              1,080,207
     1,388,389                Icon Brand Holdings LLC, 4.229%, 1/26/43 (144A)                1,265,538
       315,722                Icon Brand Holdings LLC, 4.352%, 1/25/43 (144A)                  298,693
     1,696,573        1.64    Invitation Homes 2014-SFR3 Trust, Floating Rate
                              Note, 12/17/31 (144A)                                          1,684,480
        52,988                Irwin Home Equity Loan Trust 2005-1, 5.82%,
                              6/25/35 (Step)                                                    52,689
       389,975        1.95    Irwin Whole Loan Home Equity Trust 2003-C,
                              Floating Rate Note, 6/25/28                                      385,403
       850,000                Leaf Receivables Funding 10 LLC, 2.74%,
                              3/15/21 (144A)                                                   849,795
     1,200,000                Leaf Receivables Funding 11 LLC, 4.89%,
                              1/15/23 (144A)                                                 1,207,422
       188,071                Lehman ABS Manufactured Housing Contract
                              Trust 2001-B, 3.01%, 5/15/41                                     187,125
       318,507                Lehman ABS Manufactured Housing Contract
                              Trust 2001-B, 5.873%, 5/15/41                                    328,960
       949,015                Nations Equipment Finance Funding II LLC,
                              3.276%, 1/22/19 (144A)                                           938,732
       140,087        0.60    Nationstar Home Equity Loan Trust 2007-A,
                              Floating Rate Note, 3/25/37                                      137,967
     1,000,000        5.95    NCF Dealer Floorplan Master Trust, Floating Rate
                              Note, 3/21/22 (144A)                                             972,007
       908,073        1.15    New Century Home Equity Loan Trust 2005-1,
                              Floating Rate Note, 3/25/35                                      902,579
     1,050,000                NextGear Floorplan Master Owner Trust, 1.92%,
                              10/15/19 (144A)                                                1,045,565

The accompanying notes are an integral part of these financial statements.

22 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
     1,000,000                NextGear Floorplan Master Owner Trust, 2.61%,
                              10/15/19 (144A)                                           $      991,771
       359,721        2.10    NovaStar Mortgage Funding Trust Series 2004-4,
                              Floating Rate Note, 3/25/35                                      356,309
     1,600,000                Oportun Funding III LLC, 3.69%, 7/8/21 (144A)                  1,599,833
     1,900,000                Oxford Finance Funding 2014-1 LLC, 3.475%,
                              12/15/22 (144A)                                                1,903,857
     2,100,000                Oxford Finance Funding 2016-1 LLC, 3.968%,
                              6/17/24 (144A)                                                 2,098,713
     1,000,000        1.29    PFS Financing Corp., Floating Rate Note,
                              10/15/19 (144A)                                                  986,519
       775,000                Prestige Auto Receivables Trust 2013-1, 3.04%,
                              7/15/20 (144A)                                                   778,585
     3,200,000                Progreso Receivables Funding III LLC, 3.625%,
                              1/30/25 (144A)                                                 3,194,417
     2,000,000                Progreso Receivables Funding IV LLC, 3.0%,
                              7/8/20 (144A)                                                  1,964,599
       180,000        2.69    Progress Residential 2014-SFR1 Trust, Floating
                              Rate Note, 10/17/31 (144A)                                       178,855
     2,700,000        2.84    Progress Residential 2015-SFR1 Trust, Floating
                              Rate Note, 2/20/32 (144A)                                      2,685,905
       577,779        0.70    RAAC Series 2006-RP2 Trust, Floating Rate Note,
                              2/25/37 (144A)                                                   571,727
     1,000,000                SCF Equipment Trust 2016-1 LLC, 3.62%,
                              11/20/21 (144A)                                                1,000,000
     3,360,000        2.49    Silver Bay Realty 2014-1 Trust, Floating Rate Note,
                              9/18/31 (144A)                                                 3,308,946
       491,546                Skopos Auto Receivables Trust 2015-1, 3.1%,
                              12/15/23 (144A)                                                  490,022
     1,256,633                SpringCastle America Funding LLC, 2.7%,
                              5/25/23 (144A)                                                 1,260,906
       849,122                Springleaf Funding Trust 2014-A, 2.41%,
                              12/15/22 (144A)                                                  849,634
     1,391,833                STORE Master Funding I LLC, 3.75%, 4/20/45 (144A)              1,352,874
     1,977,875                STORE Master Funding LLC, 5.77%, 8/20/42 (144A)                2,084,147
       437,120        0.65    Structured Asset Investment Loan Trust 2006-1,
                              Floating Rate Note, 1/25/36                                      429,357
       789,123        0.67    Structured Asset Securities Corp., Mortgage Loan Trust
                              2006-GEL4, Floating Rate Note, 10/25/36 (144A)                   784,859
        35,766                Structured Asset Securities Corp., 4.77%,
                              10/25/34 (Step)                                                   36,736
       727,080                Sunset Mortgage Loan Co., 2014-NPL2 LLC, 3.721%,
                              11/16/44 (Step) (144A)                                           723,226
       390,025                SVO 2012-A VOI Mortgage LLC, 2.0%, 9/20/29 (144A)                385,708
       771,441        1.39    Terwin Mortgage Trust Series TMTS 2003-8HE,
                              Floating Rate Note, 12/25/34                                     753,270
       161,581                Terwin Mortgage Trust Series TMTS 2005-12ALT,
                              4.82637%, 7/25/36 (Step)                                         161,941

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 23

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
     1,980,329                Terwin Mortgage Trust Series TMTS 2005-16HE,
                              4.3072%, 9/25/36 (Step)                                   $    2,024,533
       800,000        2.69    Trafigura Securitisation Finance Plc, 2014-1,
                              Floating Rate Note, 4/16/18 (144A)                               792,843
     2,140,000                United Auto Credit Securitization Trust 2015-1,
                              2.92%, 6/17/19 (144A)                                          2,101,053
     2,900,000                VB-S1 Issuer LLC, 3.065%, 6/15/46 (144A)                       2,900,000
     1,402,151                VOLT XXXI LLC, 3.375%, 2/25/55 (Step) (144A)                   1,388,331
     2,942,625                VOLT XXXIII LLC, 3.5%, 3/25/55 (Step) (144A)                   2,917,416
     2,212,787                VOLT XXXVI LLC, 3.625%, 7/25/45 (Step) (144A)                  2,197,493
     2,850,882                VOLT XXXVII LLC, 3.625%, 7/25/45 (Step) (144A)                 2,840,980
     1,505,321                Welk Resorts 2015-A LLC, 2.79%, 6/16/31 (144A)                 1,495,428
     3,746,027                Westgate Resorts 2016-1 LLC, 4.5%, 12/20/28 (144A)             3,718,822
     1,000,000                Westlake Automobile Receivables Trust 2015-3,
                              3.05%, 5/17/21 (144A)                                          1,006,056
     1,000,000                Westlake Automobile Receivables Trust 2016-1,
                              3.29%, 9/15/21 (144A)                                          1,010,448
     3,630,525        3.50    WinWater Mortgage Loan Trust 2015-5, Floating
                              Rate Note, 8/20/45 (144A)                                      3,736,195
                                                                                        --------------
                                                                                        $  126,155,837
                                                                                        --------------
                              Total Banks                                               $  126,155,837
------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.7%
                              Other Diversified Financial Services -- 0.3%
       500,000                American Credit Acceptance Receivables Trust
                              2014-1, 5.2%, 4/12/21 (144A)                              $      497,095
       499,944                AXIS Equipment Finance Receivables II LLC, 4.94%,
                              7/20/18 (144A)                                                   505,458
         9,050                CNH Equipment Trust 2013-A, 0.69%, 6/15/18                         9,048
       522,379                Diamond Resorts Owner Trust 2015-1, 3.17%,
                              7/20/27 (144A)                                                   520,159
     1,056,745                PFS Tax Lien Trust 2014-1, 1.44%, 5/15/29 (144A)               1,051,033
       640,282                Sierra Timeshare 2012-2 Receivables Funding LLC,
                              2.38%, 3/20/29 (144A)                                            640,784
       131,614                Sierra Timeshare 2012-3 Receivables Funding LLC,
                              1.87%, 8/20/29 (144A)                                            131,220
       260,240                Small Business Administration Participation
                              Certificates, 4.2%, 9/1/29                                       283,716
       393,428                Small Business Administration Participation
                              Certificates, 4.625%, 2/1/25                                     424,025
       405,663                Small Business Administration Participation
                              Certificates, 4.84%, 5/1/25                                      441,383
       490,290                Small Business Administration Participation
                              Certificates, 5.37%, 4/1/28                                      549,944
       350,083                Small Business Administration Participation
                              Certificates, 5.63%, 10/1/28                                     397,407

The accompanying notes are an integral part of these financial statements.

24 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Other Diversified Financial Services -- (continued)
       118,550                Small Business Administration Participation
                              Certificates, 5.72%, 1/1/29                               $      135,171
       580,369                Small Business Administration Participation
                              Certificates, 6.02%, 8/1/28                                      662,798
       125,536                Small Business Administration Participation
                              Certificates, 6.14%, 1/1/22                                      135,999
       307,948                Small Business Administration Participation
                              Certificates, 6.22%, 12/1/28                                     354,089
     3,300,000                Spirit Master Funding LLC, 4.6291%, 1/20/45 (144A)             3,082,405
                                                                                        --------------
                                                                                        $    9,821,734
------------------------------------------------------------------------------------------------------
                              Specialized Finance -- 0.3%
     5,472,500                Domino's Pizza Master Issuer LLC, 3.484%,
                              10/25/45 (144A)                                           $    5,559,077
     2,390,596                Domino's Pizza Master Issuer LLC, 5.216%,
                              1/27/42 (144A)                                                 2,460,402
     2,920,000                Hercules Capital Funding Trust 2014-1, 3.524%,
                              4/16/21 (144A)                                                 2,905,856
       570,666                JG Wentworth XXII LLC, 3.82%, 12/15/48 (144A)                    593,373
                                                                                        --------------
                                                                                        $   11,518,708
------------------------------------------------------------------------------------------------------
                              Consumer Finance -- 0.1%
     2,100,000                First Investors Auto Owner Trust 2014-3, 2.97%,
                              11/16/20 (144A)                                           $    2,092,915
       510,000                First Investors Auto Owner Trust 2015-1, 3.59%,
                              1/18/22 (144A)                                                   498,267
                                                                                        --------------
                                                                                        $    2,591,182
------------------------------------------------------------------------------------------------------
                              Asset Management & Custody Banks -- 0.0%+
       655,978                NewStar Commercial Lease Funding 2015-1 LLC,
                              3.27%, 4/15/19 (144A)                                     $      654,048
                              Investment Banking & Brokerage -- 0.0%+
     1,600,000        2.21    Chesapeake Funding LLC, Floating Rate Note,
                              2/8/27 (144A)                                             $    1,575,607
                                                                                        --------------
                              Total Diversified Financials                              $   26,161,279
------------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 0.2%
                              Wireless Telecommunication Services -- 0.2%
     6,975,000        3.87    Small Business Administration Participation
                              Certificates, Floating Rate Note, 10/15/49 (144A)         $    7,137,780
                                                                                        --------------
                              Total Telecommunication Services                          $    7,137,780
------------------------------------------------------------------------------------------------------
                              TOTAL ASSET BACKED SECURITIES
                              (Cost $167,033,230)                                       $  167,271,001
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 25

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              COLLATERALIZED MORTGAGE
                              OBLIGATIONS -- 17.8%
                              BANKS -- 16.9%
                              Diversified Banks -- 0.1%
     4,225,000                COMM 2015-LC23 Mortgage Trust REMICS, 3.774%,
                              10/10/53                                                  $    4,627,732
------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- 16.7%
        19,891                A10 Securitization 2013-1 LLC, 2.4%,
                              11/17/25 (144A)                                           $       19,887
       982,876                A10 Term Asset Financing 2013-2 LLC, 2.62%,
                              11/15/27 (144A)                                                  977,792
     6,546,673        3.61    Agate Bay Mortgage Trust 2013-1, Floating Rate
                              Note, 7/25/43 (144A)                                           6,399,495
     1,806,631        3.90    Agate Bay Mortgage Trust 2014-1 REMICS, Floating
                              Rate Note, 7/25/44 (144A)                                      1,769,610
     6,249,697        3.50    Agate Bay Mortgage Trust 2015-1, Floating Rate
                              Note, 1/25/45 (144A)                                           6,394,103
     4,475,370        3.50    Agate Bay Mortgage Trust 2015-2, Floating Rate
                              Note, 3/27/45 (144A)                                           4,607,881
     4,388,634        3.50    Agate Bay Mortgage Trust 2015-5, Floating Rate
                              Note, 7/25/45 (144A)                                           4,512,749
     8,328,956        3.50    Agate Bay Mortgage Trust 2015-7, Floating Rate
                              Note, 10/25/45 (144A)                                          8,518,308
     5,385,308        3.50    Agate Bay Mortgage Trust 2016-1, Floating Rate
                              Note, 12/25/45 (144A)                                          5,501,006
      262,244         0.90    Alternative Loan Trust 2003-14T1, Floating Rate
                              Note, 8/25/18                                                    232,698
     5,000,000        2.18    Arbor Realty Collateralized Loan Obligation
                              2015-FL1, Ltd., Floating Rate Note, 3/17/25 (144A)             4,850,000
     2,580,000        2.64    BAMLL Commercial Mortgage Securities Trust
                              2014-FL1, Floating Rate Note, 12/17/31 (144A)                  2,548,064
     1,600,000        2.38    BAMLL Commercial Mortgage Securities Trust
                              2014-INLD, Floating Rate Note, 12/17/29 (144A)                 1,575,870
     4,200,000        2.15    BAMLL Commercial Mortgage Securities Trust
                              2015-ASHF, Floating Rate Note, 1/18/28 (144A)                  4,197,312
     5,250,000        2.69    BAMLL Re-REMIC Trust 2014-FRR7, Floating Rate
                              Note, 10/26/44 (144A)                                          5,138,570
       779,876                Banc of America Alternative Loan Trust 2004-6,
                              5.0%, 7/25/19                                                    790,758
     3,669,612                Banc of America Alternative Loan Trust 2006-2,
                              5.5%, 3/25/21                                                  3,695,596
       540,868                Banc of America Mortgage Trust 2004-11,
                              5.75%, 1/25/35                                                   548,593
       637,324                Banc of America Mortgage Trust 2004-9,
                              5.5%, 11/25/34                                                   648,375
       937,472        5.21    Bear Stearns Commercial Mortgage Securities Trust
                              2005-PWR7, Floating Rate Note, 2/11/41                           936,205
     2,500,000        4.95    Bellemeade Re II, Ltd., Floating Rate Note,
                              4/25/26 (144A)                                                 2,506,250

The accompanying notes are an integral part of these financial statements.

26 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
     2,210,000        2.39    BLCP Hotel Trust, Floating Rate Note, 8/15/29 (144A)      $    2,163,383
     3,250,000                CCRESG Commercial Mortgage Trust 2016-HEAT,
                              3.357%, 4/10/29 (144A)                                         3,385,200
     4,000,000        2.94    CDGJ Commercial Mortgage Trust 2014-BXCH,
                              Floating Rate Note, 12/15/27 (144A)                            3,926,350
    11,460,375        3.75    Chase Mortgage Trust 2016-1, Floating Rate Note,
                              3/26/46 (144A)                                                11,632,014
       394,671        2.87    CHL Mortgage Pass-Through Trust 2003-56, Floating
                              Rate Note, 12/25/33                                              396,300
     5,000,000                Citigroup Commercial Mortgage Trust 2014-GC25
                              REMICS, 3.371%, 10/11/47                                       5,338,110
       593,614        3.50    Citigroup Mortgage Loan Trust 2013-J1, Floating
                              Rate Note, 10/25/43 (144A)                                       601,359
     3,537,688        3.75    Citigroup Mortgage Loan Trust 2015-PS1, Floating
                              Rate Note, 9/25/42 (144A)                                      3,639,751
     2,342,751        2.63    Citigroup Mortgage Loan Trust, Inc. REMICS, Floating
                              Rate Note, 8/25/34                                             2,246,865
     2,400,000                Colony American Finance 2016-1, Ltd., 5.972%,
                              6/15/48 (Step) (144A)                                          2,413,261
       450,000                COMM 2012-CCRE2 Mortgage Trust REMICS,
                              3.791%, 8/17/45                                                  487,672
       915,000                COMM 2012-CCRE4 Mortgage Trust, 2.436%,
                              10/17/45                                                         938,214
     4,000,000                COMM 2012-LC4 Mortgage Trust, 4.063%, 12/12/44                 4,373,944
     4,200,000        5.34    COMM 2013-CCRE11 Mortgage Trust, Floating Rate
                              Note, 8/12/50 (144A)                                           4,515,480
     1,900,000                COMM 2013-LC6 Mortgage Trust, 2.941%, 1/10/46                  2,001,298
     7,325,000        4.66    COMM 2014-CCRE20 Mortgage Trust, Floating Rate
                              Note, 11/10/47                                                 7,415,895
     3,800,000        2.59    COMM 2014-FL5 Mortgage Trust, Floating Rate
                              Note, 10/15/31 (144A)                                          3,735,705
     4,150,000        2.19    COMM 2014-SAVA Mortgage Trust, Floating Rate
                              Note, 6/15/34 (144A)                                           4,056,831
     4,100,000        3.42    COMM 2014-Ubs4 Mortgage Trust Series
                              2014-Ubs4 Cl A4, Floating Rate Note, 8/10/47                   4,353,416
     1,750,000        3.68    COMM 2015-CCRE23 Mortgage Trust, Floating
                              Rate Note, 5/12/48 (144A)                                      1,752,734
     5,204,000        4.70    COMM 2015-CCRE25 Mortgage Trust, Floating
                              Rate Note, 8/12/48                                             5,747,356
     3,375,000                COMM 2015-CCRE26 Mortgage Trust REMICS,
                              3.63%, 10/13/48                                                3,652,971
     3,850,000                Commercial Mortgage Pass Through Certificates,
                              2.822%, 10/17/45                                               4,016,109
     2,339,794                Credit Suisse Commercial Mortgage Trust Series
                              2007-C1, 5.361%, 2/15/40                                       2,369,750
       147,550                Credit Suisse First Boston Mortgage Securities
                              Corp., 5.5%, 6/25/33                                             149,155

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 27

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
     1,890,000                CSAIL 2016-C6 Commercial Mortgage Trust,
                              3.0898%, 1/15/49                                          $    1,952,743
     2,700,000        2.69    CSMC 2015-TWNI Trust, Floating Rate Note,
                              3/15/28 (144A)                                                 2,623,182
     9,545,318        3.00    CSMC Trust 2012-CIM2, Floating Rate Note,
                              6/25/42 (144A)                                                 9,718,696
     4,760,660        3.59    CSMC Trust 2013-7, Floating Rate Note,
                              8/25/43 (144A)                                                 4,609,962
     6,785,329        1.55    CSMC Trust 2013-IVR2, Floating Rate Note,
                              4/27/43 (144A)                                                 6,375,991
     3,229,910        1.55    CSMC Trust 2013-IVR3, Floating Rate Note,
                              5/25/43 (144A)                                                 3,092,060
     3,344,379        3.47    CSMC Trust 2013-IVR3, Floating Rate Note,
                              5/25/43 (144A)                                                 3,287,143
     3,898,060        3.47    CSMC Trust 2013-IVR3, Floating Rate Note,
                              5/25/43 (144A)                                                 3,686,634
     2,683,921        3.00    CSMC Trust 2013-IVR4, Floating Rate Note,
                              7/27/43 (144A)                                                 2,685,085
     1,914,700        3.00    CSMC Trust 2013-IVR4, Floating Rate Note,
                              7/27/43 (144A)                                                 1,912,177
     3,823,105        3.00    CSMC Trust 2014-WIN1, Floating Rate Note,
                              8/25/54 (144A)                                                 3,902,851
     6,767,353                CSMC Trust 2015-2, 3.0%, 2/25/45 (144A)                        6,856,367
     4,092,042                CSMC Trust 2015-2, 3.5%, 2/25/45 (144A)                        4,257,488
    10,154,668        3.50    CSMLT 2015-1 Trust, Floating Rate Note,
                              5/25/45 (144A)                                                10,449,215
     1,900,000        5.55    DBUBS 2011-LC3 Mortgage Trust, Floating Rate
                              Note, 8/10/44 (144A)                                           2,158,669
     3,938,064        3.49    EverBank Mortgage Loan Trust REMICS, Floating
                              Rate Note, 4/25/43 (144A)                                      3,924,680
     4,630,000        3.49    GAHR Commercial Mortgage Trust 2015-NRF,
                              Floating Rate Note, 12/15/34 (144A)                            4,683,414
     1,035,831                Global Mortgage Securitization, Ltd., 5.25%,
                              4/25/32 (144A)                                                   998,693
     1,494,750        0.72    Global Mortgage Securitization, Ltd., Floating Rate
                              Note, 4/25/32 (144A)                                           1,427,154
     2,000,000        4.60    Government National Mortgage Association,
                              Floating Rate Note, 1/16/50                                    2,237,783
     2,800,000                GS Mortgage Securities Corp., Trust 2012-SHOP,
                              2.933%, 6/5/31 (144A)                                          2,896,139
     1,250,000                GS Mortgage Securities Corp. II, 3.377%, 5/10/45               1,341,712
     1,000,000                GS Mortgage Securities Corp. II, 3.682%,
                              2/10/46 (144A)                                                 1,053,852
       403,359                GS Mortgage Securities Corp. II, 5.56%, 11/10/39                 404,427
     7,554,000        2.10    Homestar Mortgage Acceptance Corp., Floating
                              Rate Note, 1/25/35                                             7,325,871
     1,074,593        2.48    Homestar Mortgage Acceptance Corp., Floating
                              Rate Note, 10/25/34                                              867,350

The accompanying notes are an integral part of these financial statements.

28 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
     2,100,000        2.14    Hyatt Hotel Portfolio Trust 2015-HYT, Floating Rate
                              Note, 11/15/29 (144A)                                     $    2,078,896
       850,743        0.65    Impac Secured Assets Trust 2006-5, Floating Rate
                              Note, 12/25/36                                                   791,701
     4,260,234                JP Morgan Chase Commercial Mortgage Securities
                              Corp., 2.84%, 12/15/47                                         4,448,743
       360,627        0.60    JP Morgan Chase Commercial Mortgage Securities
                              Trust 2006-LDP9, Floating Rate Note, 5/15/47                     358,445
     1,600,000                JP Morgan Chase Commercial Mortgage Securities
                              Trust 2010-C2, 3.6159%, 11/15/43 (144A)                        1,638,824
     1,350,000                JP Morgan Chase Commercial Mortgage Securities
                              Trust 2011-C5, 4.1712%, 8/15/46                                1,474,268
     1,200,000        3.98    JP Morgan Chase Commercial Mortgage Securities
                              Trust 2012-C8, Floating Rate Note, 10/17/45 (144A)             1,275,867
     4,600,000        2.39    JP Morgan Chase Commercial Mortgage Securities
                              Trust 2014-CBM, Floating Rate Note, 10/15/29 (144A)            4,483,786
     2,200,000        2.64    JP Morgan Chase Commercial Mortgage Securities
                              Trust 2014-FL4 REMICS, Floating Rate Note,
                              12/16/30 (144A)                                                2,179,059
       900,000        2.54    JP Morgan Chase Commercial Mortgage Securities
                              Trust 2014-FL5 REMICS, Floating Rate Note,
                              7/15/31 (144A)                                                   887,729
     1,260,000        1.79    JP Morgan Chase Commercial Mortgage Securities
                              Trust 2014-FL5, Floating Rate Note, 7/15/31 (144A)             1,249,422
     4,600,000        2.69    JP Morgan Chase Commercial Mortgage Securities
                              Trust 2015-COSMO, Floating Rate Note,
                              1/15/32 (144A)                                                 4,565,369
     4,000,000        3.19    JP Morgan Chase Commercial Mortgage Securities
                              Trust 2015-SGP, Floating Rate Note, 7/15/36 (144A)             3,997,500
       182,137        2.62    JP Morgan Mortgage Trust 2003-A1, Floating Rate
                              Note, 10/25/33                                                   180,269
     1,284,234        2.72    JP Morgan Mortgage Trust 2004-A1, Floating Rate
                              Note, 2/25/34                                                  1,300,233
       481,350        2.69    JP Morgan Mortgage Trust 2004-A1, Floating Rate
                              Note, 2/25/34                                                    470,991
       458,698                JP Morgan Mortgage Trust 2004-S1, 5.0%, 9/25/34                  469,429
     4,845,442        3.00    JP Morgan Mortgage Trust 2013-1, Floating Rate
                              Note, 3/25/43 (144A)                                           4,907,807
     8,814,088        2.50    JP Morgan Mortgage Trust 2013-1, Floating Rate
                              Note, 3/25/43 (144A)                                           8,931,492
     2,037,742        3.00    JP Morgan Mortgage Trust 2013-1, Floating Rate
                              Note, 3/25/43 (144A)                                           2,070,696
     3,699,402        3.52    JP Morgan Mortgage Trust 2013-1, Floating Rate
                              Note, 3/25/43 (144A)                                           3,777,741
     1,188,166        3.50    JP Morgan Mortgage Trust 2013-2, Floating Rate
                              Note, 5/25/43 (144A)                                           1,222,511
     1,233,352        3.50    JP Morgan Mortgage Trust 2014-1 REMICS, Floating
                              Rate Note, 1/25/44 (144A)                                      1,275,971

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 29

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
     3,221,349        3.76    JP Morgan Mortgage Trust 2014-1 REMICS, Floating
                              Rate Note, 1/25/44 (144A)                                 $    3,432,981
     7,002,919        3.00    JP Morgan Mortgage Trust 2014-2, Floating Rate
                              Note, 6/25/29 (144A)                                           7,201,514
     6,241,758        3.42    JP Morgan Mortgage Trust 2014-2, Floating Rate
                              Note, 6/25/29 (144A)                                           6,474,210
     1,347,928        3.43    JP Morgan Mortgage Trust 2014-2, Floating Rate
                              Note, 6/25/29 (144A)                                           1,329,553
     4,590,613        3.00    JP Morgan Mortgage Trust 2014-5, Floating Rate
                              Note, 10/25/29 (144A)                                          4,735,144
     2,267,924        3.03    JP Morgan Mortgage Trust 2014-5, Floating Rate
                              Note, 10/25/29 (144A)                                          2,220,055
     5,758,201        4.08    JP Morgan Mortgage Trust 2014-OAK4, Floating
                              Rate Note, 9/25/44 (144A)                                      5,947,324
     8,223,981        3.50    JP Morgan Mortgage Trust 2015-4, Floating Rate
                              Note, 6/26/45 (144A)                                           8,451,423
    13,325,000                JP Morgan Mortgage Trust 2016-1, 3.5%,
                              4/25/45 (144A)                                                13,750,700
     6,517,391        0.95    JP Morgan Seasoned Mortgage Trust 2014-1,
                              Floating Rate Note, 5/25/33 (144A)                             6,208,592
     5,133,779        3.00    JP Morgan Trust 2015-3 REMICS, Floating Rate
                              Note, 5/25/45 (144A)                                           5,223,502
     3,267,475        3.72    JP Morgan Trust 2015-3 REMICS, Floating Rate
                              Note, 5/25/45 (144A)                                           3,069,272
     4,522,070        3.50    JP Morgan Trust 2015-6, Floating Rate Note,
                              10/25/45 (144A)                                                4,649,959
     1,481,056        2.50    La Hipotecaria Panamanian Mortgage Trust 2010-1,
                              Floating Rate Note, 9/8/39 (144A)                              1,540,298
     3,866,363        3.01    La Hipotecaria Panamanian Mortgage Trust 2014-1,
                              Floating Rate Note, 11/24/42 (144A)                            3,943,690
        95,116                LB-UBS Commercial Mortgage Trust 2004-C1,
                              4.568%, 1/15/31                                                   95,303
     3,690,000        3.29    LSTAR Commercial Mortgage Trust 2015-3, Floating
                              Rate Note, 4/20/48 (144A)                                      3,773,995
     1,391,534        2.44    LSTAR Securities Investment 2016-1, Floating Rate
                              Note, 1/1/21 (144A)                                            1,354,380
    11,410,169        2.46    LSTAR Securities Investment Trust 2015-1, Floating
                              Rate Note, 1/2/20 (144A)                                      11,215,166
     6,057,434        2.46    LSTAR Securities Investment Trust 2015-3, Floating
                              Rate Note, 3/2/20 (144A)                                       5,933,286
     9,392,321        2.46    LSTAR Securities Investment Trust 2015-4, Floating
                              Rate Note, 4/1/20 (144A)                                       9,204,474
     1,796,088        2.46    LSTAR Securities Investment Trust 2015-5, Floating
                              Rate Note, 4/1/20 (144A)                                       1,762,411
       623,033        0.88    Mellon Residential Funding Corp. Mortgage
                              Pass-Through Trust Series 2000-TBC3, Floating Rate
                              Note, 12/15/30                                                   591,400

The accompanying notes are an integral part of these financial statements.

30 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
       583,760        1.60    Merrill Lynch Mortgage Investors Trust Series MLCC
                              2004-D, Floating Rate Note, 9/25/29                       $      559,055
     1,367,472        1.01    Merrill Lynch Mortgage Investors Trust Series MLCC
                              2004-G, Floating Rate Note, 1/25/30                            1,282,249
    11,450,000        3.00    Mill City Mortgage Trust 2015-1, Floating Rate Note,
                              6/25/56 (144A)                                                11,669,885
     2,581,471        3.00    Mill City Mortgage Trust 2015-2, Floating Rate Note,
                              9/25/57 (144A)                                                 2,608,172
     3,880,291                Morgan Stanley Capital I Trust 2007-HQ13,
                              5.569%, 12/15/44                                               4,013,646
     2,385,000        1.07    Morgan Stanley Mortgage Loan Trust 2005-6AR,
                              Floating Rate Note, 11/25/35                                   1,953,834
     8,408,189        3.75    New Residential Mortgage Loan Trust 2015-1,
                              Floating Rate Note, 5/28/52 (144A)                             8,452,762
     4,071,974        3.32    NRP Mortgage Trust 2013-1, Floating Rate Note,
                              7/25/43 (144A)                                                 4,068,003
     4,536,215        3.25    NRP Mortgage Trust 2013-1, Floating Rate Note,
                              7/25/43 (144A)                                                 4,556,315
     4,534,023        3.25    NRP Mortgage Trust 2013-1, Floating Rate Note,
                              7/25/43 (144A)                                                 4,649,812
     6,178,620        3.32    NRP Mortgage Trust 2013-1, Floating Rate Note,
                              7/25/43 (144A)                                                 6,237,026
       107,430                ORES 2014-LV3 LLC, 3.0%, 3/27/24 (144A) (e)                      107,430
       370,028        3.50    PMT Loan Trust 2013-J1, Floating Rate Note,
                              9/25/43 (144A)                                                   379,343
       288,995                RAAC Series 2004-SP2 Trust, 6.0%, 1/25/32                        292,344
       189,715                RALI Series 2003-QS14 Trust, 5.0%, 7/25/18                       190,460
       526,608                RALI Series 2004-QS3 Trust, 5.0%, 3/25/19                        523,759
     2,593,509        2.10    RESI Finance LP 2003-CB1, Floating Rate Note,
                              7/9/35                                                         2,260,690
     1,534,284                RREF 2015-LT7 LLC, 3.0%, 12/27/32 (144A)                       1,534,284
     4,536,254        1.81    Sequoia Mortgage Trust 2012-6, Floating Rate Note,
                              12/26/42                                                       4,364,022
     4,277,820        3.64    Sequoia Mortgage Trust 2013-1, Floating Rate Note,
                              2/25/43                                                        4,159,896
     6,887,486        3.57    Sequoia Mortgage Trust 2013-10, Floating Rate
                              Note, 8/25/43 (144A)                                           7,117,121
     1,961,332        1.85    Sequoia Mortgage Trust 2013-2, Floating Rate
                              Note, 2/25/43                                                  1,887,551
     7,398,762        3.53    Sequoia Mortgage Trust 2013-3, Floating Rate
                              Note, 3/25/43                                                  7,408,814
     7,052,718        2.33    Sequoia Mortgage Trust 2013-4 REMICS, Floating
                              Rate Note, 4/27/43                                             6,937,582
     1,155,034        1.55    Sequoia Mortgage Trust 2013-4, Floating Rate
                              Note, 4/27/43                                                  1,119,428
     6,150,744        3.50    Sequoia Mortgage Trust 2013-4, Floating Rate
                              Note, 4/27/43                                                  6,122,326

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 31

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
     2,748,360        2.50    Sequoia Mortgage Trust 2013-5 REMICS, Floating
                              Rate Note, 5/25/43 (144A)                                 $    2,721,632
     2,455,221        3.00    Sequoia Mortgage Trust 2013-5 REMICS, Floating
                              Rate Note, 5/25/43 (144A)                                      2,491,185
     8,181,674        2.50    Sequoia Mortgage Trust 2013-6, Floating Rate
                              Note, 5/26/43                                                  8,030,771
    10,173,087        2.50    Sequoia Mortgage Trust 2013-7, Floating Rate
                              Note, 6/25/43                                                 10,036,412
     3,455,534        3.00    Sequoia Mortgage Trust 2013-7, Floating Rate
                              Note, 6/25/43                                                  3,499,468
       555,332        2.25    Sequoia Mortgage Trust 2013-8, Floating Rate
                              Note, 6/25/43                                                    555,137
     6,977,968        3.00    Sequoia Mortgage Trust 2013-8, Floating Rate
                              Note, 6/25/43                                                  7,000,339
     6,233,694        3.54    Sequoia Mortgage Trust 2013-8, Floating Rate
                              Note, 6/25/43                                                  6,243,614
     1,567,033                Sequoia Mortgage Trust 2013-9, 3.5%,
                              7/27/43 (144A)                                                 1,610,371
       684,964                Sequoia Mortgage Trust 2013-9, 3.5%,
                              7/27/43 (144A)                                                   710,302
     5,584,650        3.00    Sequoia Mortgage Trust 2015-1, Floating Rate Note,
                              1/25/45 (144A)                                                 5,568,768
     9,994,584        3.50    Sequoia Mortgage Trust 2015-2, Floating Rate Note,
                              5/25/45 (144A)                                                10,295,980
     3,872,126        3.73    Sequoia Mortgage Trust 2015-3, Floating Rate Note,
                              7/25/45 (144A)                                                 3,750,702
     8,224,068        3.00    Sequoia Mortgage Trust 2015-4, Floating Rate Note,
                              11/25/30 (144A)                                                8,395,202
        37,413        3.00    Sequoia Mortgage Trust, Floating Rate Note, 9/25/42               37,844
       750,000        3.79    Springleaf Mortgage Loan Trust 2013-1, Floating
                              Rate Note, 6/25/58 (144A)                                        748,903
     1,131,932        2.25    Springleaf Mortgage Loan Trust 2013-1, Floating
                              Rate Note, 6/25/58 (144A)                                      1,130,213
     1,744,839        1.19    Structured Asset Mortgage Investments Trust
                              2003-AR2, Floating Rate Note, 12/19/33                         1,666,991
       535,975        0.75    Structured Asset Securities Corp., Trust 2005-14,
                              Floating Rate Note, 7/25/35                                      441,053
     1,435,000                TimberStar Trust I, 5.7467%, 10/15/36 (144A)                   1,443,353
     6,119,941                Towd Point Mortgage Trust 2015-1, 2.75%,
                              11/25/60 (144A)                                                6,202,384
     2,763,853        2.90    Velocity Commercial Capital Loan Trust 2015-1,
                              Floating Rate Note, 6/25/45 (144A)                             2,777,673
        29,975                VFC 2015-3 LLC, 2.75%, 12/20/31 (144A)                            29,960
     1,679,112                VOLT XXX LLC, 3.625%, 10/25/57 (Step) (144A)                   1,670,918
     1,286,817                WaMu Mortgage Pass-Through Certificates Series
                              2003-S10, 4.5%, 10/25/18                                       1,289,107

The accompanying notes are an integral part of these financial statements.

32 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
     1,336,392                Wells Fargo Commercial Mortgage Trust 2010-C1,
                              3.349%, 11/18/43 (144A)                                   $    1,382,674
     1,927,000                Wells Fargo Commercial Mortgage Trust 2012-LC5
                              REMICS, 3.539%, 10/15/45                                       2,055,111
     4,500,000                Wells Fargo Commercial Mortgage Trust 2014-LC16
                              REMICS, 3.477%, 8/15/50                                        4,839,498
     5,300,000        2.29    Wells Fargo Commercial Mortgage Trust 2014-TISH
                              REMICS, Floating Rate Note, 2/15/27 (144A)                     5,196,334
     3,810,000                Wells Fargo Commercial Mortgage Trust 2015-NXS3,
                              3.617%, 9/17/57                                                4,137,766
     2,140,472        3.20    Wells Fargo Credit Risk Transfer Securities Trust
                              2015, Floating Rate Note, 11/25/25 (144A)                      2,141,136
       350,000        5.39    WF-RBS Commercial Mortgage Trust 2011-C2,
                              Floating Rate Note, 2/15/44 (144A)                               381,978
     1,323,000        5.79    WF-RBS Commercial Mortgage Trust 2011-C2,
                              Floating Rate Note, 2/15/44 (144A)                             1,376,840
     4,800,000                WFRBS Commercial Mortgage Trust 2013-C16,
                              4.136%, 9/17/46                                                5,400,399
       547,948        3.50    WinWater Mortgage Loan Trust 2014-1, Floating
                              Rate Note, 6/20/44 (144A)                                        562,630
     3,448,747        3.50    WinWater Mortgage Loan Trust 2014-2, Floating
                              Rate Note, 9/20/44 (144A)                                      3,538,266
     5,824,104        3.50    WinWater Mortgage Loan Trust 2015-3 REMICS,
                              Floating Rate Note, 3/20/45 (144A)                             5,982,264
     6,940,927        3.50    WinWater Mortgage Loan Trust 2015-4, Floating
                              Rate Note, 6/20/45 (144A)                                      7,132,885
     7,735,369        3.50    WinWater Mortgage Loan Trust 2015-5, Floating
                              Rate Note, 8/20/45 (144A)                                      7,905,787
     4,836,696        3.81    WinWater Mortgage Loan Trust 2015-5, Floating
                              Rate Note, 8/20/45 (144A)                                      4,836,696
     4,469,790        3.50    WinWater Mortgage Loan Trust 2016-1, Floating
                              Rate Note, 1/22/46 (144A)                                      4,564,988
                                                                                        --------------
                                                                                        $  656,792,307
                                                                                        --------------
                              Total Banks                                               $  661,420,039
------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.3%
                              Specialized Finance -- 0.1%
     1,980,000        2.44    BAMLL Commercial Mortgage Securities Trust
                              2015-ASHF REMICS, Floating Rate Note,
                              1/15/28 (144A)                                            $    1,934,777
------------------------------------------------------------------------------------------------------
                              Asset Management & Custody Banks -- 0.2%
     5,124,591        3.63    Agate Bay Mortgage Trust 2015-5, Floating Rate
                              Note, 7/25/45 (144A)                                      $    5,005,845
     4,500,000        4.94    COMM 2014-UBS3 Mortgage Trust, Floating Rate
                              Note, 6/12/47                                                  4,524,218
                                                                                        --------------
                                                                                        $    9,530,063
                                                                                        --------------
                              Total Diversified Financials                              $   11,464,840
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 33

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Government -- 0.7%
        93,643        0.84    Federal Home Loan Mortgage Corp., REMICS,
                              Floating Rate Note, 12/15/20                              $       94,124
       863,306        3.63    Federal National Mortgage Association 2004-T2,
                              Floating Rate Note, 7/25/43                                      895,918
         1,553                Federal National Mortgage Association REMICS,
                              10.3%, 4/25/19                                                     1,667
     1,509,557                Federal National Mortgage Association REMICS,
                              3.0%, 6/25/23                                                  1,590,686
       540,030                Federal National Mortgage Association REMICS,
                              4.5%, 6/25/29                                                    583,452
     4,504,196                Freddie Mac Whole Loan Securities Trust
                              2015-SC01, 3.5%, 5/25/45                                       4,650,668
       600,000        5.42    FREMF Mortgage Trust 2010-K8, Floating Rate
                              Note, 9/25/43 (144A)                                             663,812
       890,000        5.37    FREMF Mortgage Trust 2010-K9 REMICS, Floating
                              Rate Note, 9/25/45 (144A)                                        985,720
     5,380,000        4.93    FREMF Mortgage Trust 2011-K702, Floating Rate
                              Note, 4/25/44 (144A)                                           5,609,060
     1,250,000        5.05    FREMF Mortgage Trust 2011-K703, Floating Rate
                              Note, 7/25/44 (144A)                                           1,305,854
       900,000        3.21    FREMF Mortgage Trust 2013-K502, Floating Rate
                              Note, 3/27/45 (144A)                                             904,446
     3,000,000        3.16    FREMF Mortgage Trust 2013-K713, Floating Rate
                              Note, 4/25/46 (144A)                                           3,048,939
     2,684,392        4.47    FREMF Mortgage Trust 2014-KF05 REMICS, Floating
                              Rate Note, 9/25/21 (144A)                                      2,493,470
     2,010,000        3.95    FREMF Mortgage Trust Class B, Floating Rate Note,
                              6/25/47 (144A)                                                 2,085,377
       838,909                Government National Mortgage Association REMICS,
                              3.25%, 4/16/27                                                   901,654
     1,197,452                Government National Mortgage Association,
                              3.0%, 4/20/41                                                  1,247,190
       926,031                Government National Mortgage Association,
                              5.25%, 8/16/35                                                 1,035,051
       467,804                Vendee Mortgage Trust 2008-1, 5.25%, 1/15/32                     520,077
       930,322                Vendee Mortgage Trust 2010-1, 4.25%, 2/15/35                   1,003,085
                                                                                        --------------
                                                                                        $   29,620,250
                                                                                        --------------
                              Total Government                                          $   29,620,250
------------------------------------------------------------------------------------------------------
                              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                              (Cost $697,335,279)                                       $  702,505,129
------------------------------------------------------------------------------------------------------
                              CORPORATE BONDS -- 40.9%
                              ENERGY -- 5.0%
                              Oil & Gas Drilling -- 0.4%
     7,241,000                Ensco Plc, 4.5%, 10/1/24                                  $    4,851,470
     1,339,000                Pride International, Inc., 6.875%, 8/15/20                     1,277,942
     6,185,000                Rowan Companies, Inc., 4.75%, 1/15/24                          5,025,312

The accompanying notes are an integral part of these financial statements.

34 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Oil & Gas Drilling -- (continued)
     5,505,000                Rowan Companies, Inc., 5.85%, 1/15/44                     $    3,688,900
                                                                                        --------------
                                                                                        $   14,843,624
------------------------------------------------------------------------------------------------------
                              Oil & Gas Equipment & Services -- 0.1%
     2,250,000                Halliburton Co., 7.6%, 8/15/96 (144A)                     $    2,947,813
------------------------------------------------------------------------------------------------------
                              Integrated Oil & Gas -- 0.8%
     4,175,000                BP Capital Markets Plc, 3.062%, 3/17/22                   $    4,313,865
     5,150,000                Exxon Mobil Corp., 4.114%, 3/1/46                              5,808,268
     5,965,000                Petroleos Mexicanos, 3.5%, 1/30/23                             5,616,644
     4,750,000                Sinopec Group Overseas Development 2014, Ltd.,
                              4.375%, 4/10/24 (144A)                                         5,132,617
    10,050,000                Sinopec Group Overseas Development 2015, Ltd.,
                              2.5%, 4/28/20 (144A)                                          10,158,409
                                                                                        --------------
                                                                                        $   31,029,803
------------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 0.6%
     6,585,000                Canadian Natural Resources, Ltd., 6.25%, 3/15/38          $    7,158,349
     2,830,000                Canadian Natural Resources, Ltd., 6.75%, 2/1/39                3,167,206
     5,275,000                CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24                   5,590,334
     2,360,000                Newfield Exploration Co., 5.375%, 1/1/26                       2,295,100
     1,400,000                Newfield Exploration Co., 5.625%, 7/1/24                       1,400,000
       172,377                Ras Laffan Liquefied Natural Gas Co., Ltd. III,
                              5.832%, 9/30/16 (144A)                                           174,270
     4,150,000                WPX Energy, Inc., 7.5%, 8/1/20                                 4,142,198
                                                                                        --------------
                                                                                        $   23,927,457
------------------------------------------------------------------------------------------------------
                              Oil & Gas Refining & Marketing -- 0.4%
     5,467,000                EnLink Midstream Partners LP, 4.4%, 4/1/24                $    5,128,396
     3,800,000                Motiva Enterprises LLC, 6.85%, 1/15/40 (144A)                  4,554,505
     2,925,000                Valero Energy Corp., 6.625%, 6/15/37                           3,209,231
     2,890,000                Valero Energy Corp., 9.375%, 3/15/19                           3,453,616
                                                                                        --------------
                                                                                        $   16,345,748
------------------------------------------------------------------------------------------------------
                              Oil & Gas Storage & Transportation -- 2.7%
    10,900,000                Boardwalk Pipelines LP, 4.95%, 12/15/24                   $   10,720,978
     2,575,000                Boardwalk Pipelines LP, 5.95%, 6/1/26                          2,704,821
     5,425,000                Buckeye Partners LP, 4.15%, 7/1/23                             5,459,660
     2,338,000                Buckeye Partners LP, 5.85%, 11/15/43                           2,272,950
     2,900,000                DCP Midstream LLC, 9.75%, 3/15/19 (144A)                       3,175,500
     3,340,000        5.85    DCP Midstream LLC, Floating Rate Note,
                              5/21/43 (144A)                                                 2,404,800
    11,425,000                Enbridge Energy Partners LP, 7.375%, 10/15/45                 13,924,859
     4,675,000                Kinder Morgan Energy Partners LP, 4.25%, 9/1/24                4,733,582
     8,235,000                Kinder Morgan, Inc. Delaware, 5.05%, 2/15/46                   7,827,516
     7,335,000                Kinder Morgan, Inc. Delaware, 5.55%, 6/1/45                    7,452,932

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 35

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Oil & Gas Storage & Transportation -- (continued)
     3,650,000                MPLX LP, 4.875%, 12/1/24 (144A)                           $    3,555,688
     1,720,000                MPLX LP, 4.875%, 6/1/25 (144A)                                 1,680,996
     3,650,000                MPLX LP, 5.5%, 2/15/23 (144A)                                  3,708,389
     9,165,000                Plains All American Pipeline LP, 4.65%, 10/15/25               9,253,415
     5,300,000                Plains All American Pipeline LP, 4.9%, 2/15/45                 4,737,840
     2,475,000                Spectra Energy Capital LLC, 6.2%, 4/15/18                      2,633,110
     1,500,000                Spectra Energy Capital LLC, 6.75%, 7/15/18                     1,601,176
     2,200,000                Sunoco Logistics Partners Operations LP,
                              6.1%, 2/15/42                                                  2,285,279
    13,550,000                The Williams Companies, Inc., 5.75%, 6/24/44                  11,551,375
     2,475,000                The Williams Companies, Inc., 7.75%, 6/15/31                   2,499,750
     4,425,000                TransCanada PipeLines, Ltd., 1.875%, 1/12/18                   4,446,222
                                                                                        --------------
                                                                                        $  108,630,838
                                                                                        --------------
                              Total Energy                                              $  197,725,283
------------------------------------------------------------------------------------------------------
                              MATERIALS -- 1.9%
                              Commodity Chemicals -- 0.1%
     3,600,000                Methanex Corp., 4.25%, 12/1/24                            $    3,212,669
        40,000                NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)                         39,600
                                                                                        --------------
                                                                                        $    3,252,269
------------------------------------------------------------------------------------------------------
                              Diversified Chemicals -- 0.1%
     4,845,000                CF Industries, Inc., 5.15%, 3/15/34                       $    4,730,362
       980,000                Eastman Chemical Co., 4.8%, 9/1/42                             1,015,785
                                                                                        --------------
                                                                                        $    5,746,147
------------------------------------------------------------------------------------------------------
                              Fertilizers & Agricultural Chemicals -- 0.4%
     2,800,000                Agrium, Inc., 4.125%, 3/15/35                             $    2,703,963
    10,800,000                Agrium, Inc., 5.25%, 1/15/45                                  11,584,782
                                                                                        --------------
                                                                                        $   14,288,745
------------------------------------------------------------------------------------------------------
                              Specialty Chemicals -- 0.1%
     3,025,000                The Valspar Corp., 3.3%, 2/1/25                           $    3,048,423
------------------------------------------------------------------------------------------------------
                              Construction Materials -- 0.3%
    10,600,000                CRH America, Inc., 3.875%, 5/18/25 (144A)                 $   11,184,770
       475,000                Holcim US Finance Sarl & Cie SCS, 6.0%,
                              12/30/19 (144A)                                                  530,574
                                                                                        --------------
                                                                                        $   11,715,344
------------------------------------------------------------------------------------------------------
                              Metal & Glass Containers -- 0.2%
     2,275,000                Ball Corp., 4.0%, 11/15/23                                $    2,240,875
     4,000,000                Ball Corp., 5.25%, 7/1/25                                      4,170,000
     1,725,000                Beverage Packaging Holdings Luxembourg II SA,
                              5.625%, 12/15/16 (144A)                                        1,729,312
                                                                                        --------------
                                                                                        $    8,140,187
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Paper Packaging -- 0.3%
     6,975,000                International Paper Co., 3.65%, 6/15/24                   $    7,375,749
     1,025,000                International Paper Co., 3.8%, 1/15/26                         1,075,676
     2,400,000                International Paper Co., 6.0%, 11/15/41                        2,844,689
                                                                                        --------------
                                                                                        $   11,296,114
------------------------------------------------------------------------------------------------------
                              Diversified Metals & Mining -- 0.1%
     1,375,000                Amsted Industries, Inc., 5.375%, 9/15/24 (144A)           $    1,347,500
     1,850,000                Freeport-McMoRan, Inc., 3.875%, 3/15/23                        1,618,750
     1,650,000                Freeport-McMoRan, Inc., 4.55%, 11/14/24                        1,443,750
                                                                                        --------------
                                                                                        $    4,410,000
------------------------------------------------------------------------------------------------------
                              Steel -- 0.3%
     3,550,000                Commercial Metals Co., 4.875%, 5/15/23                    $    3,354,750
     1,175,000                Glencore Funding LLC, 4.125%, 5/30/23 (144A)                   1,081,000
     4,400,000                Reliance Steel & Aluminum Co., 4.5%, 4/15/23                   4,498,274
     3,135,000                Worthington Industries, Inc., 4.55%, 4/15/26                   3,239,709
                                                                                        --------------
                                                                                        $   12,173,733
------------------------------------------------------------------------------------------------------
                              Paper Products -- 0.0%+
     1,285,000                Clearwater Paper Corp., 4.5%, 2/1/23                      $    1,248,056
                                                                                        --------------
                              Total Materials                                           $   75,319,018
------------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 1.7%
                              Aerospace & Defense -- 0.6%
     2,600,000                DigitalGlobe, Inc., 5.25%, 2/1/21 (144A)                  $    2,418,000
     1,915,000                Lockheed Martin Corp., 3.1%, 1/15/23                           2,018,381
     7,460,000                Spirit AeroSystems, Inc., 3.85%, 6/15/26                       7,709,164
    10,250,000                United Technologies Corp., 1.778%, 5/4/18 (Step)              10,342,086
                                                                                        --------------
                                                                                        $   22,487,631
------------------------------------------------------------------------------------------------------
                              Building Products -- 0.7%
     7,225,000                Fortune Brands Home & Security, Inc., 3.0%, 6/15/20       $    7,463,418
     8,595,000                Masco Corp., 4.375%, 4/1/26                                    8,865,657
     1,050,000                Masco Corp., 4.45%, 4/1/25                                     1,086,855
       825,000                Masco Corp., 5.95%, 3/15/22                                      922,457
     5,150,000                Owens Corning, 4.2%, 12/1/24                                   5,388,852
     3,600,000        5.75    Stanley Black & Decker, Inc., Floating Rate
                              Note, 12/15/53                                                 3,771,000
                                                                                        --------------
                                                                                        $   27,498,239
------------------------------------------------------------------------------------------------------
                              Construction & Engineering -- 0.0%+
     1,368,000                Amsted Industries, Inc., 5.0%, 3/15/22 (144A)             $    1,368,000
       604,000                Valmont Industries, Inc., 6.625%, 4/20/20                        683,797
                                                                                        --------------
                                                                                        $    2,051,797
------------------------------------------------------------------------------------------------------
                              Industrial Conglomerates -- 0.1%
     2,950,000                Tyco Electronics Group SA, 6.55%, 10/1/17                 $    3,136,054
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 37

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Construction & Farm Machinery & Heavy
                              Trucks -- 0.1%
     3,727,000                Cummins, Inc., 5.65%, 3/1/98                              $    4,197,083
------------------------------------------------------------------------------------------------------
                              Trading Companies & Distributors -- 0.2%
     2,260,000                GATX Corp., 5.2%, 3/15/44                                 $    2,341,435
     5,660,000                GATX Corp., 6.0%, 2/15/18                                      6,020,836
                                                                                        --------------
                                                                                        $    8,362,271
                                                                                        --------------
                              Total Capital Goods                                       $   67,733,075
------------------------------------------------------------------------------------------------------
                              COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                              Environmental & Facilities Services -- 0.1%
     2,678,000                Republic Services, Inc., 2.9%, 7/1/26                     $    2,715,945
------------------------------------------------------------------------------------------------------
                              Research & Consulting Services -- 0.1%
     5,415,000                Verisk Analytics, Inc., 5.5%, 6/15/45                     $    5,568,553
                                                                                        --------------
                              Total Commercial Services & Supplies                      $    8,284,498
------------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 2.6%
                              Airlines -- 0.8%
     4,403,821                Air Canada 2013-1 Class A Pass Through Trust,
                              4.125%, 11/15/26 (144A)                                   $    4,535,935
     3,962,082                Air Canada 2015-1 Class A Pass Through Trust,
                              3.6%, 3/15/27 (144A)                                           4,026,466
     4,300,000                American Airlines 2015-2 Class AA Pass Through
                              Trust, 3.6%, 9/22/27                                           4,520,375
     2,575,000                American Airlines 2015-2 Class B Pass Through
                              Trust, 4.4%, 9/22/23                                           2,581,438
     4,370,000                Southwest Airlines Co., 2.65%, 11/5/20                         4,510,535
     2,350,000                Southwest Airlines Co., 2.75%, 11/6/19                         2,429,376
     6,260,000                United Airlines 2016-1 Class AA Pass Through
                              Trust, 3.1%, 7/7/28                                            6,432,150
     1,307,314                US Airways 2013-1 Class A Pass Through Trust,
                              3.95%, 5/15/27                                                 1,379,216
                                                                                        --------------
                                                                                        $   30,415,491
------------------------------------------------------------------------------------------------------
                              Railroads -- 1.3%
    14,485,000                Burlington Northern Santa Fe LLC, 4.15%, 4/1/45           $   15,774,571
    10,335,000                CSX Corp., 3.35%, 11/1/25                                     10,983,470
     6,650,000                TTX Co., 3.6%, 1/15/25 (144A)                                  6,953,306
     3,250,000                TTX Co., 4.2%, 7/1/46 (144A)                                   3,400,118
    13,215,000                Union Pacific Corp., 3.375%, 2/1/35                           13,313,544
                                                                                        --------------
                                                                                        $   50,425,009
------------------------------------------------------------------------------------------------------
                              Trucking -- 0.3%
       529,000                Asciano Finance, Ltd., 4.625%, 9/23/20 (144A)             $      544,257
     1,400,000                Penske Truck Leasing Co., Lp, 3.3%, 4/1/21 (144A)              1,439,164
     8,850,000                Penske Truck Leasing Co., Lp, 3.375%, 2/1/22 (144A)            9,025,168
                                                                                        --------------
                                                                                        $   11,008,589
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Highways & Railtracks -- 0.2%
     3,950,000                ERAC USA Finance LLC, 3.3%, 12/1/26 (144A)                $    4,038,681
     1,300,000                ERAC USA Finance LLC, 3.8%, 11/1/25 (144A)                     1,390,753
     4,600,000                ERAC USA Finance LLC, 4.5%, 2/15/45 (144A)                     4,860,139
                                                                                        --------------
                                                                                        $   10,289,573
                                                                                        --------------
                              Total Transportation                                      $  102,138,662
------------------------------------------------------------------------------------------------------
                              AUTOMOBILES & COMPONENTS -- 0.4%
                              Automobile Manufacturers -- 0.4%
     4,975,000                Ford Motor Credit Co., LLC, 2.24%, 6/15/18                $    5,025,158
     6,425,000                Ford Motor Credit Co., LLC, 3.219%, 1/9/22                     6,581,372
     5,000,000                Toyota Motor Credit Corp., 2.125%, 7/18/19                     5,133,720
                                                                                        --------------
                                                                                        $   16,740,250
                                                                                        --------------
                              Total Automobiles & Components                            $   16,740,250
------------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 0.1%
                              Homebuilding -- 0.1%
     5,120,000                Lennar Corp., 4.75%, 4/1/21                               $    5,324,800
                                                                                        --------------
                              Total Consumer Durables & Apparel                         $    5,324,800
------------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 0.2%
                              Education Services -- 0.2%
     2,600,000                President and Fellows of Harvard College,
                              2.3%, 10/1/23                                             $    2,691,616
     3,550,000                Tufts University, 5.017%, 4/15/12                              4,175,304
                                                                                        --------------
                                                                                        $    6,866,920
------------------------------------------------------------------------------------------------------
                              Specialized Consumer Services -- 0.0%+
     1,300,000                Sotheby's, 5.25%, 10/1/22 (144A)                          $    1,251,250
                                                                                        --------------
                              Total Consumer Services                                   $    8,118,170
------------------------------------------------------------------------------------------------------
                              MEDIA -- 0.9%
                              Cable & Satellite -- 0.6%
     6,995,000                Charter Communications Operating LLC, 6.384%,
                              10/23/35 (144A)                                           $    8,283,374
    10,310,000                Comcast Corp., 5.65%, 6/15/35                                 13,423,012
     2,440,000                Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                  2,421,700
       650,000                Time Warner Cable, Inc., 6.55%, 5/1/37                           757,389
                                                                                        --------------
                                                                                        $   24,885,475
------------------------------------------------------------------------------------------------------
                              Movies & Entertainment -- 0.3%
     8,300,000                Time Warner, Inc., 4.7%, 1/15/21                          $    9,257,878
                                                                                        --------------
                              Total Media                                               $   34,143,353
------------------------------------------------------------------------------------------------------
                              RETAILING -- 0.9%
                              Catalog Retail -- 0.2%
     7,300,000                QVC, Inc., 4.45%, 2/15/25                                 $    7,324,601
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 39

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Internet Retail -- 0.5%
     5,900,000                Expedia, Inc., 4.5%, 8/15/24                              $    6,061,129
       375,000                Expedia, Inc., 5.0%, 2/15/26 (144A)                              388,772
     3,800,000                Expedia, Inc., 5.95%, 8/15/20                                  4,250,562
     1,925,000                The Priceline Group, Inc., 3.6%, 6/1/26                        1,988,140
     7,375,000                The Priceline Group, Inc., 3.65%, 3/15/25                      7,812,603
                                                                                        --------------
                                                                                        $   20,501,206
------------------------------------------------------------------------------------------------------
                              Home Improvement Retail -- 0.1%
     4,520,000                The Home Depot, Inc., 2.625%, 6/1/22                      $    4,730,356
------------------------------------------------------------------------------------------------------
                              Automotive Retail -- 0.1%
     3,800,000                AutoZone, Inc., 2.5%, 4/15/21                             $    3,869,764
                                                                                        --------------
                              Total Retailing                                           $   36,425,927
------------------------------------------------------------------------------------------------------
                              FOOD & STAPLES RETAILING -- 0.3%
                              Drug Retail -- 0.1%
       650,000                CVS Health Corp., 2.25%, 8/12/19                          $      667,536
       605,212                CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)                   655,922
     1,329,704                CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                 1,481,675
                                                                                        --------------
                                                                                        $    2,805,133
------------------------------------------------------------------------------------------------------
                              Food Retail -- 0.2%
     6,172,000                The Kroger Co., 2.95%, 11/1/21                            $    6,484,729
     1,300,000                The Kroger Co., 3.4%, 4/15/22                                  1,390,627
                                                                                        --------------
                                                                                        $    7,875,356
                                                                                        --------------
                              Total Food & Staples Retailing                            $   10,680,489
------------------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 1.1%
                              Brewers -- 0.1%
     4,350,000        1.90    Anheuser-Busch InBev Finance, Inc., Floating Rate
                              Note, 2/1/21                                              $    4,481,909
------------------------------------------------------------------------------------------------------
                              Distillers & Vintners -- 0.2%
     9,100,000                Pernod Ricard SA, 3.25%, 6/8/26 (144A)                    $    9,313,695
------------------------------------------------------------------------------------------------------
                              Agricultural Products -- 0.1%
     5,175,000                Viterra, Inc., 5.95%, 8/1/20 (144A)                       $    5,187,477
------------------------------------------------------------------------------------------------------
                              Packaged Foods & Meats -- 0.5%
     9,100,000                Grupo Bimbo SAB de CV, 3.875%, 6/27/24 (144A)             $    9,469,860
     8,315,000                Kraft Heinz Foods Co., 3.5%, 6/6/22                            8,843,152
                                                                                        --------------
                                                                                        $   18,313,012
------------------------------------------------------------------------------------------------------
                              Tobacco -- 0.2%
     7,275,000                Reynolds American, Inc., 4.45%, 6/12/25                   $    8,147,549
                                                                                        --------------
                              Total Food, Beverage & Tobacco                            $   45,443,642
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.8%
                              Health Care Equipment -- 0.5%
    11,300,000                Becton Dickinson and Co., 3.734%, 12/15/24                $   12,171,705
     7,300,000                Medtronic, Inc., 4.625%, 3/15/45                               8,584,004
                                                                                        --------------
                                                                                        $   20,755,709
------------------------------------------------------------------------------------------------------
                              Health Care Services -- 0.1%
     2,600,000                Catholic Health Initiatives, 4.35%, 11/1/42               $    2,622,846
------------------------------------------------------------------------------------------------------
                              Health Care Facilities -- 0.1%
     1,000,000                HCA, Inc., 5.25%, 6/15/26                                 $    1,038,125
     2,400,000                NYU Hospitals Center, 4.428%, 7/1/42                           2,623,918
                                                                                        --------------
                                                                                        $    3,662,043
------------------------------------------------------------------------------------------------------
                              Managed Health Care -- 0.1%
     4,325,000                Aetna, Inc., 2.4%, 6/15/21                                $    4,412,720
                                                                                        --------------
                              Total Health Care Equipment & Services                    $   31,453,318
------------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                              SCIENCES -- 1.7%
                              Biotechnology -- 1.0%
       925,000                AbbVie, Inc., 2.85%, 5/14/23                              $      937,571
     8,430,000                AbbVie, Inc., 3.6%, 5/14/25                                    8,833,207
    12,900,000                Baxalta, Inc., 3.6%, 6/23/22                                  13,313,690
     3,550,000                Biogen, Inc., 3.625%, 9/15/22                                  3,768,357
     4,275,000                Biogen, Inc., 4.05%, 9/15/25                                   4,601,828
     7,550,000                Gilead Sciences, Inc., 4.5%, 2/1/45                            8,229,613
                                                                                        --------------
                                                                                        $   39,684,266
------------------------------------------------------------------------------------------------------
                              Pharmaceuticals -- 0.4%
     3,150,000                Johnson & Johnson, 4.375%, 12/5/33                        $    3,794,821
     9,685,000                Mylan NV, 3.95%, 6/15/26 (144A)                                9,801,104
     3,300,000                Perrigo Finance Unlimited Co., 3.5%, 3/15/21                   3,414,569
                                                                                        --------------
                                                                                        $   17,010,494
------------------------------------------------------------------------------------------------------
                              Life Sciences Tools & Services -- 0.3%
       894,000                Agilent Technologies, Inc., 6.5%, 11/1/17                 $      945,662
    11,200,000                Thermo Fisher Scientific, Inc., 3.0%, 4/15/23                 11,433,766
                                                                                        --------------
                                                                                        $   12,379,428
                                                                                        --------------
                              Total Pharmaceuticals, Biotechnology &
                              Life Sciences                                             $   69,074,188
------------------------------------------------------------------------------------------------------
                              BANKS -- 6.1%
                              Diversified Banks -- 5.5%
     6,485,000                Australia & New Zealand Banking Group, Ltd.,
                              4.5%, 3/19/24 (144A)                                      $    6,761,267
------------------------------------------------------------------------------------------------------
     4,600,000        9.00    Banco Bilbao Vizcaya Argentaria SA, Floating Rate
                              Note, 12/31/49 (Perpetual)                                     4,580,597

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 41

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Diversified Banks -- (continued)
     1,150,000                Bank of America Corp., 4.2%, 8/26/24                      $    1,188,776
     6,975,000        6.50    Bank of America Corp., Floating Rate Note, 10/23/49            7,428,375
     3,950,000        6.10    Bank of America Corp., Floating Rate Note,
                              12/31/49 (Perpetual)                                           4,009,250
     2,350,000        6.30    Bank of America Corp., Floating Rate Note,
                              12/31/49 (Perpetual)                                           2,496,875
     9,865,000                Banque Ouest Africaine de Developpement, 5.5%,
                              5/6/21 (144A)                                                 10,190,940
     2,565,000                Barclays Bank Plc, 6.05%, 12/4/17 (144A)                       2,686,150
     5,250,000                Barclays Plc, 3.65%, 3/16/25                                   5,048,237
     3,000,000                Barclays Plc, 4.375%, 1/12/26                                  3,029,100
     2,400,000                BBVA Bancomer SA Texas, 4.375%, 4/10/24 (144A)                 2,509,200
     3,815,000                BBVA Bancomer SA Texas, 6.5%, 3/10/21 (144A)                   4,186,962
     9,350,000        7.62    BNP Paribas SA, Floating Rate Note, 12/31/49
                              (Perpetual) (144A)                                             9,350,000
     3,860,000                BPCE SA, 4.875%, 4/1/26 (144A)                                 3,960,194
     3,044,000        5.95    Citigroup, Inc., Floating Rate Note (Perpetual)                3,007,852
     8,176,000        6.25    Citigroup, Inc., Floating Rate Note,
                              12/31/49 (Perpetual)                                           8,400,840
     4,485,000        5.90    Citigroup, Inc., Floating Rate Note,
                              12/31/49 (Perpetual)                                           4,417,725
     3,435,000                Cooperatieve Rabobank UA, 3.875%, 2/8/22                       3,731,787
     6,425,000                Cooperatieve Rabobank UA, 3.95%, 11/9/22                       6,644,613
     7,300,000        7.88    Credit Agricole SA, Floating Rate Note, 12/31/49
                              (Perpetual) (144A)                                             6,971,500
     9,525,000        8.12    Credit Agricole SA, Floating Rate Note, 12/31/49
                              (Perpetual) (144A)                                             9,459,887
    11,200,000                Credit Suisse Group Funding Guernsey, Ltd.,
                              3.8%, 9/15/22                                                 11,248,406
     7,475,000                Export-Import Bank of Korea, 2.25%, 1/21/20                    7,588,755
     5,425,000                First Tennessee Bank NA, 2.95%, 12/1/19                        5,449,733
     1,305,000                HSBC Bank Plc, 7.65%, 5/1/25                                   1,612,654
     3,940,000                HSBC Holdings Plc, 4.25%, 3/14/24                              3,986,429
     4,525,000        6.88    HSBC Holdings Plc, Floating Rate Note,
                              12/31/49 (Perpetual)                                           4,526,317
    14,086,000        6.50    ING Groep NV, Floating Rate Note, 12/29/49                    12,879,886
     1,400,000                Intesa Sanpaolo S.p.A., 6.5%, 2/24/21 (144A)                   1,593,075
     8,125,000        7.70    Intesa Sanpaolo S.p.A., Floating Rate Note,
                              12/29/49 (Perpetual) (144A)                                    7,007,812
     5,125,000                Macquarie Bank, Ltd., 4.875%, 6/10/25 (144A)                   5,305,923
       840,000                Macquarie Bank, Ltd., 6.625%, 4/7/21 (144A)                      971,059
     4,500,000                Nordea Bank AB, 4.25%, 9/21/22 (144A)                          4,755,906
     5,600,000        6.12    Nordea Bank AB, Floating Rate Note, 12/31/49
                              (Perpetual) (144A)                                             5,292,000
     3,500,000                Royal Bank of Scotland Group Plc, 4.8%, 4/5/26                 3,559,745

The accompanying notes are an integral part of these financial statements.

42 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Diversified Banks -- (continued)
     8,075,000        7.50    Royal Bank of Scotland Group Plc, Floating Rate
                              Note, 12/31/49 (Perpetual)                                $    7,388,625
       315,789        3.40    SBP DPR Finance Co., Floating Rate Note,
                              3/15/17 (144A)                                                  315,646
     2,600,000        4.50    Scotiabank Peru SAA, Floating Rate Note,
                              12/13/27 (144A)                                                2,626,000
     4,800,000                Standard Chartered Plc, 3.95%, 1/11/23 (144A)                  4,653,998
     1,800,000                Sumitomo Mitsui Banking Corp., 1.75%, 1/16/18                  1,811,108
    11,675,000                The Bank of Tokyo-Mitsubishi UFJ, Ltd., 2.3%,
                              3/5/20 (144A)                                                 11,859,045
     3,540,000                Wells Fargo Bank NA, 6.0%, 11/15/17                            3,766,656
                                                                                        --------------
                                                                                        $  218,258,905
------------------------------------------------------------------------------------------------------
                              Regional Banks -- 0.5%
     7,000,000                Credit Suisse AG New York NY, 1.75%, 1/29/18              $    7,005,817
     7,378,000                KeyCorp, 5.1%, 3/24/21                                         8,299,682
     1,435,000                PNC Bank NA, 6.0%, 12/7/17                                     1,521,747
     1,025,000                SunTrust Banks, Inc., 3.5%, 1/20/17                            1,036,413
       890,000        6.75    The PNC Financial Services Group, Inc., Floating
                              Rate Note (Perpetual)                                            993,374
                                                                                        --------------
                                                                                        $   18,857,033
------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- 0.1%
     2,300,000                Astoria Financial Corp., 5.0%, 6/19/17                    $    2,357,212
                                                                                        --------------
                              Total Banks                                               $  239,473,150
------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 3.9%
                              Other Diversified Financial Services -- 0.5%
     5,930,000                Carlyle Holdings II Finance LLC, 5.625%,
                              3/30/43 (144A)                                            $    6,518,754
     1,392,000                General Electric Co., 5.3%, 2/11/21                            1,614,982
     1,835,618                Grain Spectrum Funding II LLC, 3.29%,
                              10/10/19 (144A)                                                1,837,912
     7,189,000        6.75    JPMorgan Chase & Co., Floating Rate Note, 8/29/49              7,916,886
     1,250,000        0.00    Tiers Trust, Floating Rate Note, 10/15/97 (144A) (d)           1,232,242
                                                                                        --------------
                                                                                        $   19,120,776
------------------------------------------------------------------------------------------------------
                              Specialized Finance -- 0.7%
     3,725,000                Aviation Capital Group Corp., 6.75%, 4/6/21 (144A)        $    4,209,250
     3,200,000                BM&FBovespa SA - Bolsa de Valores Mercadorias e
                              Futuros, 5.5%, 7/16/20 (144A)                                  3,352,000
     2,980,000                Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                  3,344,430
     2,000,000                National Rural Utilities Cooperative Finance Corp.,
                              5.45%, 2/1/18                                                  2,133,618
     5,480,000                Nationstar Mortgage LLC, 6.5%, 6/1/22                          4,548,400
    11,625,000                USAA Capital Corp., 2.45%, 8/1/20 (144A)                      12,013,891
                                                                                        --------------
                                                                                        $   29,601,589
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 43

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Consumer Finance -- 1.0%
     2,250,000                Ally Financial, Inc., 4.625%, 3/30/25                     $    2,213,438
     5,050,000                Ally Financial, Inc., 5.125%, 9/30/24                          5,144,688
     1,125,000                Ally Financial, Inc., 5.75%, 11/20/25                          1,127,812
     7,695,000                American Honda Finance Corp., 1.2%, 7/14/17                    7,706,088
     1,465,000                Capital One Bank USA NA, 8.8%, 7/15/19                         1,730,679
     6,650,000                Capital One Financial Corp., 3.75%, 4/24/24                    6,937,852
     2,300,000                General Motors Financial Co., Inc., 3.7%, 11/24/20             2,363,041
     6,525,000                General Motors Financial Co., Inc., 4.0%, 1/15/25              6,602,060
     2,245,000                Hyundai Capital America, 1.45%, 2/6/17 (144A)                  2,247,681
     3,125,000                Hyundai Capital America, 2.0%, 3/19/18 (144A)                  3,144,594
                                                                                        --------------
                                                                                        $   39,217,933
------------------------------------------------------------------------------------------------------
                              Asset Management & Custody Banks -- 0.9%
     2,525,000                Affiliated Managers Group, Inc., 4.25%, 2/15/24           $    2,672,733
     1,725,000                Blackstone Holdings Finance Co., LLC, 5.0%,
                              6/15/44 (144A)                                                 1,871,285
     6,925,000                Blackstone Holdings Finance Co., LLC, 6.25%,
                              8/15/42 (144A)                                                 8,641,444
       733,000                Eaton Vance Corp., 6.5%, 10/2/17                                 773,838
     7,475,000                KKR Group Finance Co., II LLC, 5.5%, 2/1/43 (144A)             7,789,638
     2,400,000                Legg Mason, Inc., 3.95%, 7/15/24                               2,426,124
     2,425,000                Legg Mason, Inc., 4.75%, 3/15/26                               2,557,162
     4,290,000                Legg Mason, Inc., 5.625%, 1/15/44                              4,407,585
     4,250,000                Neuberger Berman Group LLC, 4.875%,
                              4/15/45 (144A)                                                 3,756,707
                                                                                        --------------
                                                                                        $   34,896,516
------------------------------------------------------------------------------------------------------
                              Investment Banking & Brokerage -- 0.5%
     1,650,000                KKR Group Finance Co., III LLC, 5.125%,
                              6/1/44 (144A)                                             $    1,667,351
     2,730,000                Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                    3,043,393
     5,100,000                Morgan Stanley, 4.1%, 5/22/23                                  5,287,996
       300,000                Morgan Stanley, 4.875%, 11/1/22                                  328,517
     2,900,000        5.55    Morgan Stanley, Floating Rate Note,
                              12/31/49 (Perpetual)                                           2,872,740
       643,000                North American Development Bank, 2.3%, 10/10/18                  657,362
     4,400,000                UBS AG, 7.625%, 8/17/22                                        4,983,000
                                                                                        --------------
                                                                                        $   18,840,359
------------------------------------------------------------------------------------------------------
                              Diversified Capital Markets -- 0.3%
     4,031,000                GE Capital International Funding Co., Unlimited Co.,
                              2.342%, 11/15/20 (144A)                                   $    4,152,579
     6,900,000        2.29    ICBCIL Finance Co., Ltd., Floating Rate Note,
                              11/13/18 (144A)                                                6,938,247
                                                                                        --------------
                                                                                        $   11,090,826
                                                                                        --------------
                              Total Diversified Financials                              $  152,767,999
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              INSURANCE -- 5.0%
                              Insurance Brokers -- 0.1%
     5,000,000                Brown & Brown, Inc., 4.2%, 9/15/24                        $    5,099,170
------------------------------------------------------------------------------------------------------
                              Life & Health Insurance -- 0.8%
     7,000,000                Aflac, Inc., 3.625%, 11/15/24                             $    7,497,175
     2,425,000                Principal Life Global Funding II, 1.5%, 4/18/19 (144A)         2,434,428
     4,250,000                Protective Life Corp., 7.375%, 10/15/19                        4,932,180
     1,090,000                Prudential Financial, Inc., 4.5%, 11/16/21                     1,224,255
     1,500,000        5.62    Prudential Financial, Inc., Floating Rate Note, 6/15/43        1,564,230
     2,140,000        8.88    Prudential Financial, Inc., Floating Rate Note, 6/15/68        2,354,000
     1,800,000        5.88    Prudential Financial, Inc., Floating Rate Note, 9/15/42        1,946,250
     6,980,000                Teachers Insurance & Annuity Association of America,
                              6.85%, 12/16/39 (144A)                                         9,482,023
                                                                                        --------------
                                                                                        $   31,434,541
------------------------------------------------------------------------------------------------------
                              Multi-line Insurance -- 0.4%
     5,985,000                AIG, 3.875%, 1/15/35                                      $    5,730,422
     2,335,000                AXA SA, 8.6%, 12/15/30                                         3,198,950
     5,325,000                Liberty Mutual Insurance Co., 7.697%, 10/15/97
                              (Perpetual) (144A)                                             6,799,264
                                                                                        --------------
                                                                                        $   15,728,636
------------------------------------------------------------------------------------------------------
                              Property & Casualty Insurance -- 0.7%
     9,000,000                CNA Financial Corp., 4.5%, 3/1/26                         $    9,579,654
     1,850,000                Delphi Financial Group, Inc., 7.875%, 1/31/20                  2,140,478
     1,300,000                The Allstate Corp., 5.95%, 4/1/36                              1,729,650
     5,573,000        6.50    The Allstate Corp., Floating Rate Note, 5/15/57                6,018,840
     7,300,000                The Hanover Insurance Group, Inc., 4.5%, 4/15/26               7,536,323
                                                                                        --------------
                                                                                        $   27,004,945
------------------------------------------------------------------------------------------------------
                              Reinsurance -- 3.0%
       450,000        4.05    Acorn Re, Ltd., Floating Rate Note, 7/17/18
                              (Cat Bond) (144A)                                         $      464,400
     2,750,000        5.78    Alamo Re, Ltd., Floating Rate Note, 6/7/18
                              (Cat Bond) (144A)                                              2,833,875
       974,064                Altair Re, Variable Rate Notes, 6/30/17 (f)(g)                   162,669
       500,000        0.00    Aozora Re, Ltd., Floating Rate Note, 4/7/23
                              (Cat Bond) (144A)                                                501,150
       900,000                Arlington Segregated Account (Kane SAC Ltd.),
                              Variable Rate Notes, 8/31/16 (f)(g)                            1,036,980
       750,000                Arlington Segregated Account (Kane SAC Ltd.),
                              Variable Rate Notes, 8/31/17 (f)(g)                              754,875
       500,000        3.82    Atlas IX Capital DAC, Floating Rate Note, 1/17/19
                              (Cat Bond) (144A)                                                508,700
     2,000,000                Berwick 2016-1 Segregated Account (Kane SAC
                              Ltd.), Variable Rate Notes, 2/1/18 (f)(g)                      2,050,200

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 45

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
       800,000                Berwick Segregated Account (Kane SAC Ltd.),
                              Variable Rate Note, 1/22/16 (f)(g)                        $       24,000
     1,200,000        0.00    Blue Halo Re, Ltd., Floating Rate Note, 6/21/19
                              (Cat Bond) (144A)                                              1,197,840
     1,350,000        5.76    Caelus Re IV, Ltd., Floating Rate Note, 3/6/20
                              (Cat Bond) (144A)                                              1,382,940
     2,350,000        7.11    Caelus Re, Ltd., Floating Rate Note, 4/7/17
                              (Cat Bond) (144A)                                              2,396,530
     3,600,000                Carnosutie 2016-N,Segregated Account (Kane
                              SAC Ltd.), Variance Rate Notes, 11/30/20 (f)(g)                3,710,160
     3,000,000                Carnoustie Segregated Account (Kane SAC Ltd.),
                              Variable Rate Notes, 2/19/16 (f)(g)                               61,200
       250,000        4.68    Citrus Re, Ltd., Floating Rate Note, 4/18/17
                              (Cat Bond) (144A)                                                248,000
       550,000        4.50    Citrus Re, Ltd., Floating Rate Note, 4/24/17
                              (Cat Bond) (144A)                                                544,775
       925,000                Eden Re II, Ltd., Variable Rate Notes 4/23/19
                              (144A) (f)(g)                                                    949,142
         2,155                Eden Re II, Ltd., Variable Rate Notes, 4/19/18
                              (144A) (f)(g)                                                    131,152
     2,475,000                Eden Re II, Ltd., Variable Rate Notes, 4/23/19 (f)(g)          2,542,072
     1,200,000        7.62    Galileo Re, Ltd., Floating Rate Note, 1/9/17
                              (Cat Bond) (144A)                                              1,206,840
     3,500,000                Gleneagles Segregated Account (Kane SAC Ltd),
                              Variable Rate Notes, 11/30/20 (f)(g)                           3,635,800
     2,800,000        2.42    Golden State Re II, Ltd., Floating Rate Note, 1/8/19
                              (Cat Bond) (144A)                                              2,765,000
     5,100,000                Gullane Segregated Account (Kane SAC Ltd.),
                              Variable Rate Note 11/30/20 (f)(g)                             5,424,870
       700,000        3.98    Kilimanjaro Re, Ltd., Floating Rate Note, 11/25/19
                              (Cat Bond) (144A)                                                709,030
     3,000,000        6.96    Kilimanjaro Re, Ltd., Floating Rate Note, 12/6/19
                              (Cat Bond) (144A)                                              3,043,500
     1,500,000        9.46    Kilimanjaro Re, Ltd., Floating Rate Note, 12/6/19
                              (Cat Bond) (144A)                                              1,517,700
       350,000        4.73    Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                              (Cat Bond) (144A)                                                349,685
     3,700,000        4.98    Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                              (Cat Bond) (144A)                                              3,688,530
     3,600,000                Kingsbarns Segregated Account (Kane SAC Ltd.),
                              Variable Rate Notes, 5/15/17 (f)(g)                            3,360,240
     1,000,000                Lahinch Re, Variable Rate Notes, 5/10/21 (f)(g)                  970,600
       250,000        9.98    Loma Reinsurance, Ltd., Bermuda, Floating Rate
                              Note, 1/8/18 (Cat Bond) (144A)                                   252,775
     4,000,000        3.75    Longpoint Re, Ltd. III, Floating Rate Note, 5/23/18
                              (Cat Bond) (144A)                                              4,041,600
     1,300,000                Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (f)(g)              91,000
     4,050,000                Lorenz Re, Ltd., Variable Rate Notes, 3/31/19 (f)(g)           4,088,880

The accompanying notes are an integral part of these financial statements.

46 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
     2,000,000                Madison Re, Variable Rate Notes, 3/31/19                  $    2,018,800
     1,000,000        2.30    Merna Re V, Ltd., Floating Rate Note, 4/7/17
                              (Cat Bond) (144A)                                                996,400
     1,800,000        9.03    Mythen Re, Ltd., Series 2012-2 Class A, Floating
                              Rate Note, 1/5/17 (Cat Bond) (144A)                            1,801,440
     1,100,000        7.48    Northshore Re, Ltd., Floating Rate Note, 7/5/16
                              (Cat Bond) (144A)                                              1,100,000
     3,600,000                Pangaea Re, Series 2015-1, Principal at Risk Notes,
                              2/1/19 (f)(g)                                                    141,120
     4,000,000                Pangaea Re, Series 2015-2, Principal at Risk Notes,
                              11/30/19 (f)(g)                                                  417,600
     3,000,000                Pangaea Re, Variable Rate Notes, 11/30/20 (f)(g)               3,023,400
     2,000,000                Pangaea Re, Variable Rate Notes, 12/20/16 (f)(g)               1,837,000
     4,500,000                Pangaea Re., Variable Rate Notes, 2/1/20 (f)(g)                4,584,600
     2,000,000                Pangaea Re., Variable Rate Notes, 7/1/18 (f)(g)                   36,000
     3,200,000        4.61    PennUnion Re, Ltd., Floating Rate Note, 12/7/18
                              (Cat Bond) (144A)                                              3,216,960
     1,000,000                Prestwick Segregated Account (Kane SAC Ltd.),
                              Variable Rate Notes, 7/1/16 (f)(g)                                74,900
     2,000,000        6.24    Queen Street XI Re Dac, Floating Rate Note,
                              6/7/19 (Cat Bond) (144A)                                       2,020,800
     1,650,000        6.02    Residential Reinsurance 2012, Ltd., Floating Rate
                              Note, 12/6/16 (Cat Bond) (144A)                                1,638,120
     2,800,000        4.77    Residential Reinsurance 2012, Ltd., Floating Rate
                              Note, 12/6/16 (Cat Bond) (144A)                                2,782,080
       600,000        9.52    Residential Reinsurance 2013, Ltd., Floating Rate
                              Note, 6/6/17 (Cat Bond) (144A)                                   613,980
     3,600,000                Resilience Re, Ltd., Variable Rate Notes 4/7/17                3,292,920
     1,800,000                Resilience Re, Ltd., Variable Rate Notes, 6/12/17              1,695,240
     1,799,960        4.50    Resilience Re, Ltd., Floating Rate Note, 1/9/17                1,799,960
     2,550,000        3.23    Sanders Re, Ltd., Floating Rate Note, 5/25/18
                              (Cat Bond) (144A)                                              2,523,735
     1,250,000        4.21    Sanders Re, Ltd., Floating Rate Note, 5/5/17
                              (Cat Bond) (144A)                                              1,240,000
     1,200,000        3.73    Sanders Re, Ltd., Floating Rate Note, 5/5/17
                              (Cat Bond) (144A)                                              1,190,400
     2,000,000        4.03    Sanders Re, Ltd., Floating Rate Note, 6/7/17
                              (Cat Bond) (144A)                                              1,991,400
     2,400,000                Sector Re V, Ltd., Variable Rate Notes 3/1/21 (f)(g)           2,413,440
       400,000                Sector Re V, Ltd., Variable Rate Notes 3/1/21
                              (144A) (f)(g)                                                    403,640
     1,100,000                Sector Re V, Ltd., Variable Rate Notes, 12/1/20
                              (144A) (f)(g)                                                  1,144,440
         1,711                Sector Re V, Ltd., Variable Rate Notes, 3/1/20
                              (144A) (f)(g)                                                     98,934

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 47

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
        12,500                Sector Re V, Ltd., Variable Rate Notes, 3/1/20
                              (144A) (f)(g)                                             $      401,852
       250,000                Silverton Re, Ltd., Variable Rate Notes, 9/16/16
                              (144A) (f)(g)                                                        650
     1,000,000                Silverton Re, Ltd., Variable Rate Notes, 9/18/17
                              (144A) (f)(g)                                                     24,700
     1,700,000                Silverton Re, Ltd., Variable Rate Notes, 9/18/18
                              (144A) (f)(g)                                                  1,804,210
     1,300,000                St. Andrews Segregated Account (Kane SAC Ltd.),
                              Variable Rate Notes, 1/22/16 (f)(g)                               25,610
     2,000,000                St. Andrews Segregated Account (Kane SAC Ltd.),
                              Variance Rate Notes, 2/1/18 (f)(g)                             2,060,200
       500,000        5.00    Ursa Re, Ltd., Floating Rate Note, 9/21/18
                              (Cat Bond) (144A)                                                505,300
     4,000,000                Versutus 2016, Class A-1, Variable Rate Notes,
                              11/30/20 (f)(g)                                                3,940,000
     2,500,000                Versutus Ltd., Series 2015-A, Variable Rate Notes,
                              12/31/2017 (f)(g)                                                 36,500
       500,000        2.96    Vitality Re IV, Ltd., Floating Rate Note, 1/9/17
                              (Cat Bond) (144A)                                                500,100
     1,750,000        1.96    Vitality Re V, Ltd., Floating Rate Note, 1/7/19
                              (Cat Bond) (144A)                                              1,734,425
     2,900,000        2.38    Vitality Re VII, Ltd., Floating Rate Note, 1/7/20
                              (Cat Bond) (144A)                                              2,904,350
     1,000,000        0.00    Vitality Re VII, Ltd., Floating Rate Note, 1/7/20
                              (Cat Bond) (144A)                                              1,016,100
     1,400,000        5.88    Wilton Re Finance LLC, Floating Rate Note,
                              3/30/33 (144A)                                                 1,438,192
                                                                                        --------------
                                                                                        $  117,136,208
                                                                                        --------------
                              Total Insurance                                           $  196,403,500
------------------------------------------------------------------------------------------------------
                              REAL ESTATE -- 1.9%
                              Diversified REIT -- 0.9%
     8,600,000                Boston Properties LP, 3.65%, 2/1/26                       $    9,165,158
     1,475,000                DCT Industrial Operating Partnership LP, 4.5%,
                              10/15/23                                                       1,562,254
     2,175,000                Duke Realty LP, 3.625%, 4/15/23                                2,269,267
     7,050,000                Duke Realty LP, 3.75%, 12/1/24                                 7,408,415
     9,125,000                Essex Portfolio LP, 3.5%, 4/1/25                               9,418,095
     3,800,000                Ventas Realty LP, 3.125%, 6/15/23                              3,876,627
                                                                                        --------------
                                                                                        $   33,699,816
------------------------------------------------------------------------------------------------------
                              Office REIT -- 0.5%
     1,225,000                Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20     $    1,235,737
     1,093,000                Alexandria Real Estate Equities, Inc., 3.9%, 6/15/23           1,134,780
     1,350,000                Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27          1,391,495
     3,095,000                Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22            3,348,171
     2,032,000                Highwoods Realty LP, 3.2%, 6/15/21                             2,049,713

The accompanying notes are an integral part of these financial statements.

48 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Office REIT -- (continued)
     3,325,000                Highwoods Realty LP, 3.625%, 1/15/23                      $    3,372,431
     5,377,000                Piedmont Operating Partnership LP, 3.4%, 6/1/23                5,318,896
                                                                                        --------------
                                                                                        $   17,851,223
------------------------------------------------------------------------------------------------------
                              Health Care REIT -- 0.3%
     4,660,000                Healthcare Realty Trust, Inc., 3.875%, 5/1/25             $    4,688,510
       605,000                Healthcare Realty Trust, Inc., 5.75%, 1/15/21                    678,907
     7,175,000                Welltower, Inc., 4.25%, 4/1/26                                 7,713,340
                                                                                        --------------
                                                                                        $   13,080,757
------------------------------------------------------------------------------------------------------
                              Residential REIT -- 0.2%
     8,750,000                UDR, Inc., 4.0%, 10/1/25                                  $    9,483,985
                                                                                        --------------
                              Total Real Estate                                         $   74,115,781
------------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 0.8%
                              Data Processing & Outsourced Services -- 0.3%
     3,750,000                Automatic Data Processing, Inc., 2.25%, 9/15/20           $    3,896,145
     3,000,000                Cardtronics, Inc., 5.125%, 8/1/22                              2,970,000
     4,550,000                Visa, Inc., 2.2%, 12/14/20                                     4,691,419
                                                                                        --------------
                                                                                        $   11,557,564
------------------------------------------------------------------------------------------------------
                              Application Software -- 0.2%
     8,100,000                Adobe Systems, Inc., 3.25%, 2/1/25                        $    8,529,859
------------------------------------------------------------------------------------------------------
                              Systems Software -- 0.3%
    10,600,000                Oracle Corp., 2.5%, 5/15/22                               $   10,831,006
                                                                                        --------------
                              Total Software & Services                                 $   30,918,429
------------------------------------------------------------------------------------------------------
                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.5%
                              Communications Equipment -- 0.1%
     3,840,000                Brocade Communications Systems, Inc.,
                              4.625%, 1/15/23                                           $    3,700,800
------------------------------------------------------------------------------------------------------
                              Computer Hardware Storage & Peripherals -- 0.2%
     4,600,000                NCR Corp., 4.625%, 2/15/21                                $    4,554,000
     1,425,000                NCR Corp., 6.375%, 12/15/23                                    1,453,500
                                                                                        --------------
                                                                                        $    6,007,500
------------------------------------------------------------------------------------------------------
                              Electronic Components -- 0.1%
     3,675,000                Amphenol Corp., 3.125%, 9/15/21                           $    3,798,892
------------------------------------------------------------------------------------------------------
                              Electronic Manufacturing Services -- 0.1%
     5,500,000                Flextronics International, Ltd., 4.75%, 6/15/25           $    5,555,000
                                                                                        --------------
                              Total Technology Hardware & Equipment                     $   19,062,192
------------------------------------------------------------------------------------------------------
                              SEMICONDUCTORS & SEMICONDUCTOR
                              EQUIPMENT -- 0.4%
                              Semiconductor Equipment -- 0.1%
     2,500,000                Entegris, Inc., 6.0%, 4/1/22 (144A)                       $    2,559,375
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 49

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Semiconductors -- 0.3%
    11,075,000                Intel Corp., 4.8%, 10/1/41                                $   12,578,365
                                                                                        --------------
                              Total Semiconductors & Semiconductor Equipment            $   15,137,740
------------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 1.7%
                              Integrated Telecommunication Services -- 1.4%
     6,200,000                AT&T, Inc., 3.8%, 3/15/22                                 $    6,586,403
     9,690,000                AT&T, Inc., 3.95%, 1/15/25                                    10,299,927
     2,250,000                AT&T, Inc., 4.75%, 5/15/46                                     2,305,964
     1,895,000                CenturyLink, Inc., 7.5%, 4/1/24                                1,911,581
     1,445,000                Frontier Communications Corp., 10.5%, 9/15/22                  1,528,991
     4,300,000                Frontier Communications Corp., 7.125%, 1/15/23                 3,848,500
       130,000                Frontier Communications Corp., 8.875%, 9/15/20                   138,775
     4,800,000                GTP Acquisition Partners I LLC, 2.35%, 6/15/45 (144A)          4,789,728
     2,750,000                Telefonica Emisiones SAU, 6.221%, 7/3/17                       2,871,140
     1,500,000                Unison Ground Lease Funding LLC, 2.981%,
                              3/16/43 (144A)                                                 1,478,535
     1,938,000                Verizon Communications, Inc., 5.012%, 8/21/54                  2,049,536
     5,100,000                Verizon Communications, Inc., 5.15%, 9/15/23                   5,939,593
     7,254,000                Verizon Communications, Inc., 6.55%, 9/15/43                   9,773,938
                                                                                        --------------
                                                                                        $   53,522,611
------------------------------------------------------------------------------------------------------
                              Wireless Telecommunication Services -- 0.3%
     3,015,000                Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)           $    3,286,751
     1,625,000                Crown Castle Towers LLC, 6.113%, 1/15/20 (144A)                1,807,585
     2,900,000                SBA Tower Trust, 2.877%, 7/15/21 (144A)                        2,900,000
     3,585,000                T-Mobile USA, Inc., 6.0%, 4/15/24                              3,710,475
                                                                                        --------------
                                                                                        $   11,704,811
                                                                                        --------------
                              Total Telecommunication Services                          $   65,227,422
------------------------------------------------------------------------------------------------------
                              UTILITIES -- 2.9%
                              Electric Utilities -- 2.1%
       980,000                Commonwealth Edison Co., 6.15%, 9/15/17                   $    1,038,884
       488,844                Crockett Cogeneration LP, 5.869%, 3/30/25 (144A)                 520,879
     4,250,000                Electricite de France SA, 6.0%, 1/22/14 (144A)                 4,546,948
     2,150,000        5.25    Electricite de France SA, Floating Rate Note
                              (Perpetual) (144A)                                             2,063,785
     3,365,000                Enel Finance International NV, 5.125%,
                              10/7/19 (144A)                                                 3,716,198
     2,320,000        8.13    Enel S.p.A., Floating Rate Note, 9/24/73 (144A)                2,641,900
     4,250,000                Exelon Corp., 2.85%, 6/15/20                                   4,384,164
       507,799                FPL Energy American Wind LLC, 6.639%,
                              6/20/23 (144A)                                                   510,416
        30,652                FPL Energy Wind Funding LLC, 6.876%,
                              6/27/17 (144A)                                                    29,119
     4,475,000                Iberdrola International BV, 6.75%, 7/15/36                     5,889,109
     2,725,000                Indiana Michigan Power Co., 4.55%, 3/15/46                     3,028,470
     5,450,000                Israel Electric Corp., Ltd., 5.0%, 11/12/24                    5,817,875

The accompanying notes are an integral part of these financial statements.

50 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Electric Utilities -- (continued)
     1,925,000                Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)        $    2,139,156
       610,000                Israel Electric Corp., Ltd., 9.375%, 1/28/20 (144A)              742,980
       910,000                Nevada Power Co., 6.5%, 8/1/18                                 1,008,373
     6,215,000                NextEra Energy Capital Holdings, Inc., 2.3%, 4/1/19            6,335,484
       420,612                OrCal Geothermal, Inc., 6.21%, 12/30/20 (144A)                   434,808
     8,300,000                PPL Capital Funding, Inc., 3.1%, 5/15/26                       8,390,196
     2,690,000                Public Service Co. of New Mexico, 7.95%, 5/15/18               2,995,622
     5,314,286                Southern California Edison Co., 1.845%, 2/1/22                 5,280,104
     5,425,000        6.25    Southern California Edison Co., Floating Rate
                              Note (Perpetual)                                               5,967,500
    10,800,000                Southwestern Electric Power Co., 3.9%, 4/1/45                 10,714,648
     3,731,000                Talen Energy Supply LLC, 6.5%, 6/1/25                          3,096,730
                                                                                        --------------
                                                                                        $   81,293,348
------------------------------------------------------------------------------------------------------
                              Gas Utilities -- 0.1%
     2,125,000                DCP Midstream Operating LP, 5.6%, 4/1/44                  $    1,816,875
     2,113,073                Nakilat, Inc., 6.267%, 12/31/33 (144A)                         2,358,718
                                                                                        --------------
                                                                                        $    4,175,593
------------------------------------------------------------------------------------------------------
                              Multi-Utilities -- 0.4%
     7,800,000                Consolidated Edison Co. of New York, Inc.,
                              4.625%, 12/1/54                                           $    8,941,109
     5,055,000                New York State Electric & Gas Corp., 6.15%,
                              12/15/17 (144A)                                                5,311,966
       189,678                Ormat Funding Corp., 8.25%, 12/30/20                             187,782
     2,700,000                San Diego Gas & Electric Co., 1.914%, 2/1/22                   2,702,265
                                                                                        --------------
                                                                                        $   17,143,122
------------------------------------------------------------------------------------------------------
                              Independent Power Producers & Energy
                              Traders -- 0.3%
       504,782                Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)              $      519,894
     4,300,000                Colbun SA, 4.5%, 7/10/24 (144A)                                4,489,153
     1,267,301                Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)               1,346,831
       750,000                NRG Energy, Inc., 7.25%, 5/15/26 (144A)                          746,250
       782,000                NRG Energy, Inc., 7.875%, 5/15/21                                809,370
     1,075,000                NRG Energy, Inc., 8.25%, 9/1/20                                1,111,625
     2,115,085                Panoche Energy Center LLC, 6.885%, 7/31/29 (144A)              2,226,015
                                                                                        --------------
                                                                                        $   11,249,138
                                                                                        --------------
                              Total Utilities                                           $  113,861,201
------------------------------------------------------------------------------------------------------
                              TOTAL CORPORATE BONDS
                              (Cost $1,566,904,697)                                     $1,615,572,087
------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- 32.0%
       307,320                Fannie Mae, 2.5%, 12/1/42                                 $      311,150
     3,071,627                Fannie Mae, 2.5%, 2/1/43                                       3,109,905

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 51

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
     1,737,046                Fannie Mae, 2.5%, 7/1/30                                  $    1,803,380
     1,746,577                Fannie Mae, 2.5%, 7/1/30                                       1,811,135
     2,895,482                Fannie Mae, 2.5%, 7/1/30                                       3,005,994
     3,777,915                Fannie Mae, 3.0%, 10/1/30                                      3,985,267
     1,626,705                Fannie Mae, 3.0%, 12/1/42                                      1,706,445
     2,997,582                Fannie Mae, 3.0%, 2/1/43                                       3,144,135
     1,157,957                Fannie Mae, 3.0%, 3/1/45                                       1,209,306
     1,682,646                Fannie Mae, 3.0%, 4/1/31                                       1,764,987
    10,186,781                Fannie Mae, 3.0%, 5/1/30                                      10,685,273
       843,704                Fannie Mae, 3.0%, 5/1/43                                         884,954
       732,583                Fannie Mae, 3.0%, 5/1/46                                         767,722
     1,169,734                Fannie Mae, 3.0%, 5/1/46                                       1,222,599
     8,264,476                Fannie Mae, 3.0%, 6/1/45                                       8,698,435
     2,762,439                Fannie Mae, 3.0%, 7/1/30                                       2,897,619
       818,926                Fannie Mae, 3.0%, 7/1/43                                         851,594
     3,900,000                Fannie Mae, 3.0%, 7/19/16 (TBA)                                4,088,602
    20,045,813                Fannie Mae, 3.0%, 8/1/42                                      20,858,837
     1,941,426                Fannie Mae, 3.0%, 8/1/43                                       2,018,958
     4,857,019                Fannie Mae, 3.0%, 9/1/28                                       5,132,908
     5,681,396                Fannie Mae, 3.0%, 9/1/42                                       5,954,826
     5,526,814                Fannie Mae, 3.0%, 9/1/43                                       5,747,392
       723,171                Fannie Mae, 3.5%, 10/1/41                                        774,434
     1,986,968                Fannie Mae, 3.5%, 10/1/45                                      2,105,860
     1,532,875                Fannie Mae, 3.5%, 11/1/40                                      1,620,402
       288,996                Fannie Mae, 3.5%, 11/1/42                                        308,803
    14,729,394                Fannie Mae, 3.5%, 11/1/45                                     15,832,636
     1,528,871                Fannie Mae, 3.5%, 12/1/26                                      1,621,814
       695,086                Fannie Mae, 3.5%, 12/1/42                                        742,717
       708,068                Fannie Mae, 3.5%, 12/1/42                                        756,875
     6,040,917                Fannie Mae, 3.5%, 12/1/45                                      6,379,313
     2,955,359                Fannie Mae, 3.5%, 2/1/29                                       3,133,735
     7,631,606                Fannie Mae, 3.5%, 2/1/44                                       8,062,229
     4,207,210                Fannie Mae, 3.5%, 2/1/46                                       4,441,801
     6,878,571                Fannie Mae, 3.5%, 2/1/46                                       7,263,931
     2,436,616                Fannie Mae, 3.5%, 3/1/46                                       2,573,264
     1,103,157                Fannie Mae, 3.5%, 4/1/26                                       1,169,740
     9,449,213                Fannie Mae, 3.5%, 4/1/45                                       9,973,076
     3,136,632                Fannie Mae, 3.5%, 5/1/46                                       3,354,569
     3,777,136                Fannie Mae, 3.5%, 6/1/28                                       4,006,519
     4,330,739                Fannie Mae, 3.5%, 7/1/45                                       4,572,171
    57,125,000                Fannie Mae, 3.5%, 7/14/16 (TBA)                               60,275,798
     3,917,589                Fannie Mae, 3.5%, 8/1/42                                       4,145,104

The accompanying notes are an integral part of these financial statements.

52 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
     2,628,952                Fannie Mae, 3.5%, 8/1/45                                  $    2,775,065
     3,820,376                Fannie Mae, 3.5%, 8/1/45                                       4,036,742
     9,901,480                Fannie Mae, 3.5%, 8/1/45                                      10,647,107
       623,023                Fannie Mae, 3.5%, 9/1/26                                         662,839
     4,125,132                Fannie Mae, 3.5%, 9/1/44                                       4,353,601
     6,655,164                Fannie Mae, 3.5%, 9/1/45                                       7,023,758
    10,196,076                Fannie Mae, 3.5%, 9/1/45                                      10,766,200
     1,223,947                Fannie Mae, 3.763%, 12/1/20                                    1,332,367
       567,128                Fannie Mae, 4.0%, 1/1/42                                         609,740
     4,738,545                Fannie Mae, 4.0%, 1/1/42                                       5,100,628
       170,662                Fannie Mae, 4.0%, 1/1/44                                         182,908
       129,399                Fannie Mae, 4.0%, 1/1/45                                         138,741
       265,002                Fannie Mae, 4.0%, 1/1/45                                         284,024
       620,453                Fannie Mae, 4.0%, 1/1/45                                         665,129
     3,277,625                Fannie Mae, 4.0%, 1/1/46                                       3,530,166
     2,220,014                Fannie Mae, 4.0%, 10/1/41                                      2,389,631
     4,178,306                Fannie Mae, 4.0%, 10/1/45                                      4,489,232
       137,290                Fannie Mae, 4.0%, 11/1/44                                        147,427
       179,908                Fannie Mae, 4.0%, 11/1/44                                        192,817
       411,764                Fannie Mae, 4.0%, 11/1/44                                        441,588
     8,591,208                Fannie Mae, 4.0%, 11/1/44                                      9,207,639
       143,725                Fannie Mae, 4.0%, 11/1/45                                        154,097
     5,580,908                Fannie Mae, 4.0%, 11/1/45                                      6,011,059
     1,587,035                Fannie Mae, 4.0%, 12/1/40                                      1,748,526
     1,771,973                Fannie Mae, 4.0%, 12/1/41                                      1,904,897
     5,464,233                Fannie Mae, 4.0%, 12/1/43                                      5,915,688
        79,587                Fannie Mae, 4.0%, 12/1/44                                         85,316
       678,974                Fannie Mae, 4.0%, 12/1/44                                        727,720
     8,602,337                Fannie Mae, 4.0%, 2/1/42                                       9,246,554
     8,578,685                Fannie Mae, 4.0%, 2/1/44                                       9,194,217
        66,124                Fannie Mae, 4.0%, 2/1/45                                          70,915
       313,239                Fannie Mae, 4.0%, 2/1/45                                         335,764
       629,854                Fannie Mae, 4.0%, 2/1/45                                         675,047
     8,252,846                Fannie Mae, 4.0%, 2/1/46                                       8,891,117
     1,564,893                Fannie Mae, 4.0%, 3/1/42                                       1,698,261
       431,353                Fannie Mae, 4.0%, 4/1/25                                         459,035
     3,770,250                Fannie Mae, 4.0%, 4/1/39                                       4,051,617
     1,000,270                Fannie Mae, 4.0%, 4/1/41                                       1,091,443
     1,371,167                Fannie Mae, 4.0%, 4/1/41                                       1,469,898
       541,529                Fannie Mae, 4.0%, 4/1/42                                         581,465
       828,126                Fannie Mae, 4.0%, 4/1/42                                         890,131
     3,406,687                Fannie Mae, 4.0%, 4/1/42                                       3,669,675

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 53

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
     1,994,598                Fannie Mae, 4.0%, 4/1/46                                  $    2,143,594
     1,193,469                Fannie Mae, 4.0%, 5/1/41                                       1,283,091
       202,793                Fannie Mae, 4.0%, 6/1/42                                         218,081
       675,265                Fannie Mae, 4.0%, 6/1/42                                         724,090
       149,112                Fannie Mae, 4.0%, 6/1/44                                         159,811
       200,414                Fannie Mae, 4.0%, 6/1/44                                         214,794
        14,155                Fannie Mae, 4.0%, 7/1/18                                          14,659
       249,197                Fannie Mae, 4.0%, 7/1/42                                         267,216
     4,763,533                Fannie Mae, 4.0%, 7/1/42                                       5,198,807
       489,983                Fannie Mae, 4.0%, 7/1/44                                         525,140
     8,370,571                Fannie Mae, 4.0%, 7/1/44                                       8,971,170
    22,650,000                Fannie Mae, 4.0%, 7/1/46 (TBA)                                24,284,397
    11,310,435                Fannie Mae, 4.0%, 8/1/42                                      12,180,776
       342,312                Fannie Mae, 4.0%, 8/1/44                                         366,874
       391,887                Fannie Mae, 4.0%, 8/1/44                                         420,005
     2,149,833                Fannie Mae, 4.0%, 8/1/44                                       2,313,831
     6,570,504                Fannie Mae, 4.0%, 8/1/44                                       7,055,262
     4,233,823                Fannie Mae, 4.0%, 8/1/45                                       4,592,472
        43,004                Fannie Mae, 4.0%, 9/1/20                                          44,575
     8,941,007                Fannie Mae, 4.0%, 9/1/43                                       9,583,627
        67,476                Fannie Mae, 4.0%, 9/1/44                                          72,317
       581,227                Fannie Mae, 4.0%, 9/1/44                                         623,151
       651,919                Fannie Mae, 4.0%, 9/1/44                                         698,695
    10,127,088                Fannie Mae, 4.0%, 9/1/44                                      10,975,141
     5,864,807                Fannie Mae, 4.5%, 1/1/42                                       6,422,674
     7,606,304                Fannie Mae, 4.5%, 1/1/42                                       8,338,438
     8,746,230                Fannie Mae, 4.5%, 1/1/44                                       9,540,552
       123,667                Fannie Mae, 4.5%, 10/1/35                                        134,898
       239,505                Fannie Mae, 4.5%, 10/1/35                                        262,171
        18,351                Fannie Mae, 4.5%, 11/1/20                                         18,936
       264,113                Fannie Mae, 4.5%, 11/1/20                                        273,983
     2,535,817                Fannie Mae, 4.5%, 11/1/40                                      2,779,560
       234,174                Fannie Mae, 4.5%, 12/1/40                                        258,067
     4,121,769                Fannie Mae, 4.5%, 12/1/43                                      4,574,514
     8,971,695                Fannie Mae, 4.5%, 12/1/43                                      9,786,493
    11,514,884                Fannie Mae, 4.5%, 12/1/43                                     12,568,218
       944,065                Fannie Mae, 4.5%, 2/1/41                                       1,034,878
       348,069                Fannie Mae, 4.5%, 2/1/44                                         380,706
     2,247,459                Fannie Mae, 4.5%, 4/1/41                                       2,463,703
       119,378                Fannie Mae, 4.5%, 5/1/41                                         130,533
     3,096,762                Fannie Mae, 4.5%, 5/1/41                                       3,394,805
     4,088,628                Fannie Mae, 4.5%, 5/1/41                                       4,482,047

The accompanying notes are an integral part of these financial statements.

54 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
     1,636,843                Fannie Mae, 4.5%, 7/1/41                                  $    1,794,778
     1,693,958                Fannie Mae, 4.5%, 7/1/41                                       1,867,793
     1,928,514                Fannie Mae, 4.5%, 7/1/41                                       2,106,030
       702,690                Fannie Mae, 4.5%, 8/1/40                                         769,380
     1,115,087                Fannie Mae, 4.5%, 8/1/40                                       1,219,452
        68,317                Fannie Mae, 5.0%, 1/1/20                                          70,876
       183,721                Fannie Mae, 5.0%, 1/1/20                                         188,724
       268,846                Fannie Mae, 5.0%, 10/1/20                                        281,190
       223,673                Fannie Mae, 5.0%, 10/1/34                                        244,946
        35,095                Fannie Mae, 5.0%, 2/1/20                                          36,297
        13,853                Fannie Mae, 5.0%, 2/1/22                                          14,821
       190,006                Fannie Mae, 5.0%, 2/1/22                                         201,005
     1,082,546                Fannie Mae, 5.0%, 2/1/39                                       1,207,600
     4,072,613                Fannie Mae, 5.0%, 2/1/41                                       4,538,229
    16,716,842                Fannie Mae, 5.0%, 2/1/45                                      18,642,107
        95,533                Fannie Mae, 5.0%, 3/1/23                                         102,623
       397,926                Fannie Mae, 5.0%, 5/1/23                                         427,631
       804,888                Fannie Mae, 5.0%, 6/1/40                                         898,417
       891,393                Fannie Mae, 5.0%, 6/1/40                                         992,474
       162,289                Fannie Mae, 5.0%, 7/1/34                                         176,633
       661,653                Fannie Mae, 5.0%, 7/1/40                                         736,832
       991,866                Fannie Mae, 5.0%, 7/1/40                                       1,104,648
     1,258,436                Fannie Mae, 5.0%, 7/1/40                                       1,400,100
        52,897                Fannie Mae, 5.0%, 8/1/18                                          54,416
        64,132                Fannie Mae, 5.5%, 12/1/17                                         65,538
       381,760                Fannie Mae, 5.5%, 3/1/36                                         432,310
       164,111                Fannie Mae, 5.5%, 5/1/36                                         184,242
        28,070                Fannie Mae, 5.5%, 6/1/33                                          31,676
       236,120                Fannie Mae, 5.5%, 6/1/36                                         265,944
       107,667                Fannie Mae, 5.5%, 7/1/33                                         122,058
       751,261                Fannie Mae, 5.5%, 7/1/34                                         853,125
       165,689                Fannie Mae, 5.5%, 9/1/19                                         173,030
        58,893                Fannie Mae, 5.72%, 11/1/28                                        61,096
        41,450                Fannie Mae, 5.72%, 6/1/29                                         42,503
        61,035                Fannie Mae, 5.75%, 3/1/33                                         64,067
        28,826                Fannie Mae, 5.9%, 11/1/27                                         29,003
         1,925                Fannie Mae, 5.9%, 2/1/28                                           1,930
        84,852                Fannie Mae, 5.9%, 4/1/28                                          89,435
         4,366                Fannie Mae, 6.0%, 1/1/32                                           5,046
        63,540                Fannie Mae, 6.0%, 10/1/32                                         73,594
        16,585                Fannie Mae, 6.0%, 10/1/34                                         19,052
       169,724                Fannie Mae, 6.0%, 10/1/35                                        193,863

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 55

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
        33,856                Fannie Mae, 6.0%, 11/1/33                                 $       39,133
        13,446                Fannie Mae, 6.0%, 11/1/34                                         15,489
       255,760                Fannie Mae, 6.0%, 11/1/34                                        292,903
       202,893                Fannie Mae, 6.0%, 12/1/35                                        231,744
        35,061                Fannie Mae, 6.0%, 12/1/37                                         40,122
        21,064                Fannie Mae, 6.0%, 2/1/32                                          24,271
         9,070                Fannie Mae, 6.0%, 2/1/33                                          10,358
         4,895                Fannie Mae, 6.0%, 2/1/35                                           5,623
        11,457                Fannie Mae, 6.0%, 2/1/35                                          13,194
         7,146                Fannie Mae, 6.0%, 3/1/32                                           8,265
        88,640                Fannie Mae, 6.0%, 3/1/33                                         102,431
        95,003                Fannie Mae, 6.0%, 4/1/33                                         109,170
       220,614                Fannie Mae, 6.0%, 4/1/35                                         255,157
        45,227                Fannie Mae, 6.0%, 5/1/35                                          51,646
       343,831                Fannie Mae, 6.0%, 6/1/38                                         396,857
       192,580                Fannie Mae, 6.0%, 7/1/33                                         222,565
       377,056                Fannie Mae, 6.0%, 7/1/33                                         432,972
        61,743                Fannie Mae, 6.0%, 7/1/38                                          70,689
         4,467                Fannie Mae, 6.0%, 8/1/32                                           5,167
       156,120                Fannie Mae, 6.0%, 8/1/34                                         180,815
         1,165                Fannie Mae, 6.0%, 9/1/29                                           1,345
           510                Fannie Mae, 6.0%, 9/1/32                                             590
        11,514                Fannie Mae, 6.0%, 9/1/34                                          13,225
        31,913                Fannie Mae, 6.0%, 9/1/34                                          36,673
        50,124                Fannie Mae, 6.0%, 9/1/34                                          57,242
        95,058                Fannie Mae, 6.0%, 9/1/34                                         109,170
         2,804                Fannie Mae, 6.5%, 1/1/31                                           3,226
         8,359                Fannie Mae, 6.5%, 10/1/31                                          9,619
        72,854                Fannie Mae, 6.5%, 10/1/32                                         83,840
       152,934                Fannie Mae, 6.5%, 11/1/37                                        175,995
        50,752                Fannie Mae, 6.5%, 11/1/47                                         56,834
       131,650                Fannie Mae, 6.5%, 12/1/31                                        151,501
         4,829                Fannie Mae, 6.5%, 2/1/32                                           5,558
        62,187                Fannie Mae, 6.5%, 3/1/32                                          71,564
         2,774                Fannie Mae, 6.5%, 4/1/31                                           3,207
         6,370                Fannie Mae, 6.5%, 5/1/31                                           7,330
        72,928                Fannie Mae, 6.5%, 6/1/31                                          83,924
         8,431                Fannie Mae, 6.5%, 7/1/29                                           9,702
       113,470                Fannie Mae, 6.5%, 7/1/32                                         131,931
        29,704                Fannie Mae, 6.5%, 7/1/34                                          34,183
         8,988                Fannie Mae, 6.5%, 8/1/31                                          10,343
         4,040                Fannie Mae, 6.5%, 9/1/31                                           4,649

The accompanying notes are an integral part of these financial statements.

56 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
         8,086                Fannie Mae, 6.5%, 9/1/31                                  $        9,429
        20,148                Fannie Mae, 7.0%, 1/1/32                                          24,776
           731                Fannie Mae, 7.0%, 12/1/30                                            780
         7,206                Fannie Mae, 7.0%, 12/1/30                                          8,313
        25,190                Fannie Mae, 7.0%, 12/1/31                                         27,030
         9,355                Fannie Mae, 7.0%, 4/1/31                                          11,542
        10,771                Fannie Mae, 7.0%, 9/1/31                                          12,085
       418,478                Federal Home Loan Mortgage Corp., 2.5%, 1/1/30                   434,603
       245,093                Federal Home Loan Mortgage Corp., 2.5%, 4/1/30                   254,556
     3,955,699                Federal Home Loan Mortgage Corp., 3.0%, 10/1/29                4,154,171
     8,433,487                Federal Home Loan Mortgage Corp., 3.0%, 11/1/42                8,836,312
     2,312,020                Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                 2,427,326
     2,075,266                Federal Home Loan Mortgage Corp., 3.0%, 5/1/45                 2,162,282
     5,669,487                Federal Home Loan Mortgage Corp., 3.0%, 6/1/46                 5,916,873
     3,861,979                Federal Home Loan Mortgage Corp., 3.0%, 8/1/29                 4,082,023
     1,553,098                Federal Home Loan Mortgage Corp., 3.0%, 8/1/45                 1,611,596
     1,216,969                Federal Home Loan Mortgage Corp., 3.0%, 9/1/42                 1,273,881
     3,467,098                Federal Home Loan Mortgage Corp., 3.5%, 10/1/44                3,656,542
     3,488,345                Federal Home Loan Mortgage Corp., 3.5%, 10/1/45                3,727,238
    10,011,845                Federal Home Loan Mortgage Corp., 3.5%, 10/1/45               10,574,791
     2,006,702                Federal Home Loan Mortgage Corp., 3.5%, 11/1/28                2,151,194
       166,731                Federal Home Loan Mortgage Corp., 3.5%, 11/1/44                  175,897
     9,570,786                Federal Home Loan Mortgage Corp., 3.5%, 11/1/45               10,138,436
     9,277,506                Federal Home Loan Mortgage Corp., 3.5%, 12/1/44                9,784,434
       411,793                Federal Home Loan Mortgage Corp., 3.5%, 3/1/26                   436,280
     4,359,220                Federal Home Loan Mortgage Corp., 3.5%, 3/1/45                 4,599,275
     2,105,800                Federal Home Loan Mortgage Corp., 3.5%, 4/1/42                 2,223,501
     1,070,411                Federal Home Loan Mortgage Corp., 3.5%, 4/1/45                 1,129,600
    10,102,775                Federal Home Loan Mortgage Corp., 3.5%, 7/1/44                10,654,796
       252,834                Federal Home Loan Mortgage Corp., 3.5%, 7/1/45                   270,382
     3,600,972                Federal Home Loan Mortgage Corp., 3.5%, 8/1/43                 3,798,142
     1,137,309                Federal Home Loan Mortgage Corp., 3.5%, 8/1/44                 1,199,453
       766,052                Federal Home Loan Mortgage Corp., 3.5%, 9/1/44                   818,493
     2,505,455                Federal Home Loan Mortgage Corp., 4.0%, 1/1/44                 2,682,789
    12,948,281                Federal Home Loan Mortgage Corp., 4.0%, 11/1/41               14,254,172
       158,653                Federal Home Loan Mortgage Corp., 4.0%, 11/1/42                  170,618
     2,283,682                Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                2,448,780
       671,787                Federal Home Loan Mortgage Corp., 4.0%, 2/1/44                   727,179
     2,082,665                Federal Home Loan Mortgage Corp., 4.0%, 4/1/45                 2,230,321
     7,497,770                Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                 8,023,040
       532,882                Federal Home Loan Mortgage Corp., 4.0%, 6/1/42                   572,006
     6,953,798                Federal Home Loan Mortgage Corp., 4.0%, 6/1/44                 7,440,014

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 57

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
       165,740                Federal Home Loan Mortgage Corp., 4.0%, 7/1/42            $      178,240
     1,420,648                Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                 1,537,739
     1,949,402                Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                 2,110,112
     2,237,745                Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                 2,422,249
     9,964,325                Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                10,662,039
     4,037,505                Federal Home Loan Mortgage Corp., 4.0%, 9/1/44                 4,320,515
     9,544,229                Federal Home Loan Mortgage Corp., 4.0%, 9/1/44                10,307,777
       259,276                Federal Home Loan Mortgage Corp., 4.5%, 10/1/20                  271,307
     4,099,907                Federal Home Loan Mortgage Corp., 4.5%, 11/1/40                4,503,297
       270,247                Federal Home Loan Mortgage Corp., 4.5%, 11/1/43                  294,673
       108,669                Federal Home Loan Mortgage Corp., 4.5%, 3/1/20                   113,390
     2,405,343                Federal Home Loan Mortgage Corp., 4.5%, 3/1/42                 2,639,530
     6,402,935                Federal Home Loan Mortgage Corp., 4.5%, 3/1/42                 7,032,201
       679,428                Federal Home Loan Mortgage Corp., 5.0%, 10/1/20                  710,551
       444,981                Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                  491,096
        15,518                Federal Home Loan Mortgage Corp., 5.0%, 11/1/34                   17,239
        20,739                Federal Home Loan Mortgage Corp., 5.0%, 12/1/21                   22,067
       170,775                Federal Home Loan Mortgage Corp., 5.0%, 6/1/35                   188,473
       455,693                Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                   502,919
        15,377                Federal Home Loan Mortgage Corp., 5.5%, 1/1/34                    17,353
        23,260                Federal Home Loan Mortgage Corp., 5.5%, 11/1/34                   25,888
       128,273                Federal Home Loan Mortgage Corp., 5.5%, 11/1/34                  144,866
        38,268                Federal Home Loan Mortgage Corp., 5.5%, 11/1/35                   42,747
       136,926                Federal Home Loan Mortgage Corp., 5.5%, 12/1/18                  141,517
     1,540,322                Federal Home Loan Mortgage Corp., 5.5%, 6/1/41                 1,729,806
       192,500                Federal Home Loan Mortgage Corp., 5.5%, 8/1/35                   215,922
       266,026                Federal Home Loan Mortgage Corp., 5.5%, 9/1/33                   300,651
        59,242                Federal Home Loan Mortgage Corp., 6.0%, 1/1/33                    67,274
       109,954                Federal Home Loan Mortgage Corp., 6.0%, 1/1/33                   126,889
        35,235                Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                    40,689
        36,774                Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                    41,765
       100,826                Federal Home Loan Mortgage Corp., 6.0%, 1/1/38                   114,851
        20,524                Federal Home Loan Mortgage Corp., 6.0%, 11/1/33                   23,696
        41,432                Federal Home Loan Mortgage Corp., 6.0%, 11/1/33                   47,726
         9,195                Federal Home Loan Mortgage Corp., 6.0%, 12/1/33                   10,443
       118,547                Federal Home Loan Mortgage Corp., 6.0%, 12/1/33                  134,638
       123,847                Federal Home Loan Mortgage Corp., 6.0%, 12/1/33                  140,657
        47,223                Federal Home Loan Mortgage Corp., 6.0%, 12/1/36                   54,206
         4,808                Federal Home Loan Mortgage Corp., 6.0%, 2/1/33                     5,548
        60,769                Federal Home Loan Mortgage Corp., 6.0%, 2/1/33                    70,051
        37,860                Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                    42,989
       184,446                Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                   212,962
         6,102                Federal Home Loan Mortgage Corp., 6.0%, 4/1/33                     6,929

The accompanying notes are an integral part of these financial statements.

58 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
        34,580                Federal Home Loan Mortgage Corp., 6.0%, 4/1/35            $       39,275
       227,942                Federal Home Loan Mortgage Corp., 6.0%, 4/1/36                   263,124
        15,077                Federal Home Loan Mortgage Corp., 6.0%, 5/1/17                    15,255
       168,345                Federal Home Loan Mortgage Corp., 6.0%, 5/1/34                   191,190
       541,291                Federal Home Loan Mortgage Corp., 6.0%, 5/1/34                   624,983
       111,100                Federal Home Loan Mortgage Corp., 6.0%, 6/1/35                   126,185
       123,878                Federal Home Loan Mortgage Corp., 6.0%, 6/1/35                   140,619
        16,002                Federal Home Loan Mortgage Corp., 6.0%, 7/1/36                    18,377
        53,406                Federal Home Loan Mortgage Corp., 6.0%, 7/1/36                    60,656
       118,654                Federal Home Loan Mortgage Corp., 6.0%, 7/1/38                   134,760
         7,857                Federal Home Loan Mortgage Corp., 6.0%, 8/1/18                     8,917
       128,559                Federal Home Loan Mortgage Corp., 6.0%, 8/1/34                   145,940
       124,143                Federal Home Loan Mortgage Corp., 6.0%, 9/1/33                   142,630
           164                Federal Home Loan Mortgage Corp., 6.5%, 1/1/31                       189
           311                Federal Home Loan Mortgage Corp., 6.5%, 1/1/33                       357
        39,575                Federal Home Loan Mortgage Corp., 6.5%, 10/1/33                   46,207
           346                Federal Home Loan Mortgage Corp., 6.5%, 11/1/30                      397
         3,515                Federal Home Loan Mortgage Corp., 6.5%, 2/1/33                     4,038
           497                Federal Home Loan Mortgage Corp., 6.5%, 3/1/31                       571
         5,858                Federal Home Loan Mortgage Corp., 6.5%, 3/1/31                     6,729
         5,384                Federal Home Loan Mortgage Corp., 6.5%, 5/1/31                     6,185
         9,430                Federal Home Loan Mortgage Corp., 6.5%, 5/1/31                    11,327
           223                Federal Home Loan Mortgage Corp., 6.5%, 6/1/32                       256
        12,849                Federal Home Loan Mortgage Corp., 6.5%, 7/1/32                    15,102
           882                Federal Home Loan Mortgage Corp., 6.5%, 8/1/31                     1,065
         4,154                Federal Home Loan Mortgage Corp., 6.5%, 8/1/31                     4,772
        74,849                Federal Home Loan Mortgage Corp., 7.0%, 10/1/46                   85,528
         2,947                Federal Home Loan Mortgage Corp., 7.0%, 11/1/30                    3,591
         3,763                Federal Home Loan Mortgage Corp., 7.0%, 6/1/31                     3,775
        73,184                Federal Home Loan Mortgage Corp., 7.0%, 8/1/22                    79,474
       137,235                Federal Home Loan Mortgage Corp., 7.0%, 9/1/22                   146,207
       679,949                Federal National Mortgage Association, 3.0%, 12/1/21             713,373
     7,285,009                Federal National Mortgage Association, 4.0%, 10/1/45           7,815,203
       390,512                Federal National Mortgage Association, 4.0%, 11/1/34             422,850
     1,020,828                Federal National Mortgage Association, 5.0%, 8/1/40            1,136,524
       897,700                Government National Mortgage Association I,
                              3.5%, 1/15/44                                                    961,162
    16,422,149                Government National Mortgage Association I,
                              3.5%, 1/15/45                                                 17,445,789
    11,011,205                Government National Mortgage Association I,
                              3.5%, 7/15/42                                                 11,729,725

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 59

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
    30,710,000                Government National Mortgage Association I,
                              3.5%, 7/20/16 (TBA)                                       $   32,598,186
        31,736                Government National Mortgage Association I,
                              4.0%, 1/15/41                                                     34,214
       109,134                Government National Mortgage Association I,
                              4.0%, 1/15/41                                                    117,638
       554,874                Government National Mortgage Association I,
                              4.0%, 1/15/45                                                    602,140
     2,643,750                Government National Mortgage Association I,
                              4.0%, 1/15/45                                                  2,839,369
     3,209,858                Government National Mortgage Association I,
                              4.0%, 1/15/45                                                  3,450,172
     3,638,841                Government National Mortgage Association I,
                              4.0%, 1/15/45                                                  3,910,061
         9,326                Government National Mortgage Association I,
                              4.0%, 10/15/40                                                    10,051
         2,453                Government National Mortgage Association I,
                              4.0%, 10/15/41                                                     2,636
         8,324                Government National Mortgage Association I,
                              4.0%, 10/15/41                                                     8,943
         8,761                Government National Mortgage Association I,
                              4.0%, 10/15/41                                                     9,414
       216,363                Government National Mortgage Association I,
                              4.0%, 10/15/44                                                   232,370
        12,065                Government National Mortgage Association I,
                              4.0%, 11/15/40                                                    12,969
        55,028                Government National Mortgage Association I,
                              4.0%, 11/15/40                                                    59,183
         5,470                Government National Mortgage Association I,
                              4.0%, 11/15/41                                                     5,875
         6,342                Government National Mortgage Association I,
                              4.0%, 11/15/41                                                     6,822
        26,368                Government National Mortgage Association I,
                              4.0%, 11/15/43                                                    28,334
       906,055                Government National Mortgage Association I,
                              4.0%, 11/15/44                                                   973,653
         8,754                Government National Mortgage Association I,
                              4.0%, 12/15/41                                                     9,435
     3,129,705                Government National Mortgage Association I,
                              4.0%, 12/15/44                                                 3,361,511
        12,951                Government National Mortgage Association I,
                              4.0%, 2/15/41                                                     13,938
        35,065                Government National Mortgage Association I,
                              4.0%, 2/15/42                                                     37,663
       485,607                Government National Mortgage Association I,
                              4.0%, 2/15/42                                                    523,391

The accompanying notes are an integral part of these financial statements.

60 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
     2,386,466                Government National Mortgage Association I,
                              4.0%, 2/15/45                                             $    2,563,021
     2,784,040                Government National Mortgage Association I,
                              4.0%, 2/15/45                                                  2,990,009
        21,692                Government National Mortgage Association I,
                              4.0%, 3/15/44                                                     23,297
       690,198                Government National Mortgage Association I,
                              4.0%, 3/15/44                                                    741,261
     1,398,144                Government National Mortgage Association I,
                              4.0%, 3/15/44                                                  1,501,581
     5,850,726                Government National Mortgage Association I,
                              4.0%, 3/15/44                                                  6,283,573
       280,842                Government National Mortgage Association I,
                              4.0%, 3/15/45                                                    301,620
     3,548,435                Government National Mortgage Association I,
                              4.0%, 3/15/45                                                  3,810,955
        15,008                Government National Mortgage Association I,
                              4.0%, 4/15/44                                                     16,118
        52,064                Government National Mortgage Association I,
                              4.0%, 4/15/44                                                     55,917
     3,686,277                Government National Mortgage Association I,
                              4.0%, 4/15/44                                                  3,958,995
         7,982                Government National Mortgage Association I,
                              4.0%, 5/15/39                                                      8,578
     4,024,533                 Government National Mortgage Association I,
                              4.0%, 5/15/45                                                  4,323,428
         6,926                Government National Mortgage Association I,
                              4.0%, 6/15/39                                                      7,443
        90,184                Government National Mortgage Association I,
                              4.0%, 6/15/41                                                     97,149
       211,090                Government National Mortgage Association I,
                              4.0%, 7/15/41                                                    227,466
       910,040                Government National Mortgage Association I,
                              4.0%, 7/15/45                                                    979,226
        10,527                Government National Mortgage Association I,
                              4.0%, 8/15/40                                                     11,313
       379,055                Government National Mortgage Association I,
                              4.0%, 8/15/40                                                    408,718
     1,771,281                Government National Mortgage Association I,
                              4.0%, 8/15/43                                                  1,902,393
       664,462                Government National Mortgage Association I,
                              4.0%, 8/15/44                                                    713,852
       836,490                Government National Mortgage Association I,
                              4.0%, 8/15/45                                                    905,479

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 61

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
         9,519                Government National Mortgage Association I,
                              4.0%, 9/15/40                                             $       10,230
       100,252                Government National Mortgage Association I,
                              4.0%, 9/15/40                                                    107,785
         7,535                Government National Mortgage Association I,
                              4.0%, 9/15/41                                                      8,114
       640,562                Government National Mortgage Association I,
                              4.0%, 9/15/41                                                    690,342
       128,211                Government National Mortgage Association I,
                              4.0%, 9/15/44                                                    137,710
       363,565                Government National Mortgage Association I,
                              4.0%, 9/15/44                                                    390,585
       489,614                Government National Mortgage Association I,
                              4.0%, 9/15/44                                                    526,002
       949,340                Government National Mortgage Association I,
                              4.0%, 9/15/44                                                  1,019,574
     4,193,950                Government National Mortgage Association I,
                              4.0%, 9/15/44                                                  4,504,544
       502,676                Government National Mortgage Association I,
                              4.5%, 1/15/40                                                    560,628
       166,515                Government National Mortgage Association I,
                              4.5%, 10/15/33                                                   183,450
       206,398                Government National Mortgage Association I,
                              4.5%, 10/15/33                                                   228,955
       146,301                Government National Mortgage Association I,
                              4.5%, 10/15/35                                                   161,528
        20,154                Government National Mortgage Association I,
                              4.5%, 12/15/19                                                    20,912
     1,195,834                Government National Mortgage Association I,
                              4.5%, 12/15/39                                                 1,317,454
        36,821                Government National Mortgage Association I,
                              4.5%, 2/15/34                                                     40,705
        16,661                Government National Mortgage Association I,
                              4.5%, 3/15/35                                                     18,355
        61,161                Government National Mortgage Association I,
                              4.5%, 3/15/35                                                     67,381
        14,882                Government National Mortgage Association I,
                              4.5%, 4/15/18                                                     15,198
        42,955                Government National Mortgage Association I,
                              4.5%, 4/15/20                                                     44,760
        21,578                Government National Mortgage Association I,
                              4.5%, 4/15/35                                                     23,773
       211,548                Government National Mortgage Association I,
                              4.5%, 4/15/35                                                    234,195
       117,536                Government National Mortgage Association I,
                              4.5%, 4/15/38                                                    129,511

The accompanying notes are an integral part of these financial statements.

62 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
       915,445                Government National Mortgage Association I,
                              4.5%, 4/15/41                                             $    1,009,179
     1,400,887                Government National Mortgage Association I,
                              4.5%, 5/15/41                                                  1,546,361
        33,765                Government National Mortgage Association I,
                              4.5%, 6/15/19                                                     34,729
       235,290                Government National Mortgage Association I,
                              4.5%, 6/15/25                                                    252,763
     1,126,893                Government National Mortgage Association I,
                              4.5%, 6/15/41                                                  1,243,225
        85,806                Government National Mortgage Association I,
                              4.5%, 7/15/33                                                     94,988
       462,852                Government National Mortgage Association I,
                              4.5%, 7/15/41                                                    510,420
         9,137                Government National Mortgage Association I,
                              4.5%, 8/15/19                                                      9,398
     1,379,302                Government National Mortgage Association I,
                              4.5%, 8/15/41                                                  1,519,582
       233,001                Government National Mortgage Association I,
                              4.5%, 9/15/33                                                    260,246
        25,363                Government National Mortgage Association I,
                              4.5%, 9/15/35                                                     28,085
       315,423                Government National Mortgage Association I,
                              4.5%, 9/15/40                                                    349,223
        70,287                Government National Mortgage Association I,
                              5.0%, 10/15/18                                                    73,603
        44,554                Government National Mortgage Association I,
                              5.0%, 2/15/19                                                     46,838
       114,245                Government National Mortgage Association I,
                              5.0%, 4/15/34                                                    129,267
       475,879                Government National Mortgage Association I,
                              5.0%, 4/15/35                                                    540,968
           826                Government National Mortgage Association I,
                              5.0%, 7/15/19                                                        865
        71,107                Government National Mortgage Association I,
                              5.0%, 7/15/19                                                     74,792
        97,217                Government National Mortgage Association I,
                              5.0%, 7/15/33                                                    109,987
       255,240                Government National Mortgage Association I,
                              5.0%, 7/15/40                                                    285,655
        97,845                Government National Mortgage Association I,
                              5.0%, 9/15/33                                                    110,672
        53,606                Government National Mortgage Association I,
                              5.5%, 1/15/29                                                     60,295
       140,276                Government National Mortgage Association I,
                              5.5%, 1/15/35                                                    160,413

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 63

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
        16,019                Government National Mortgage Association I,
                              5.5%, 10/15/17                                            $       16,286
        43,532                Government National Mortgage Association I,
                              5.5%, 10/15/17                                                    44,204
        43,769                Government National Mortgage Association I,
                              5.5%, 10/15/19                                                    45,636
        71,545                Government National Mortgage Association I,
                              5.5%, 10/15/33                                                    82,057
        81,170                Government National Mortgage Association I,
                              5.5%, 10/15/33                                                    93,409
        55,761                Government National Mortgage Association I,
                              5.5%, 10/15/34                                                    63,881
       115,694                Government National Mortgage Association I,
                              5.5%, 10/15/35                                                   131,763
       197,478                Government National Mortgage Association I,
                              5.5%, 10/15/35                                                   226,330
        27,281                Government National Mortgage Association I,
                              5.5%, 11/15/18                                                    28,120
       217,112                Government National Mortgage Association I,
                              5.5%, 11/15/19                                                   226,939
       487,219                Government National Mortgage Association I,
                              5.5%, 11/15/34                                                   557,758
        18,922                Government National Mortgage Association I,
                              5.5%, 12/15/18                                                    19,516
        55,353                Government National Mortgage Association I,
                              5.5%, 2/15/18                                                     56,548
        76,922                Government National Mortgage Association I,
                              5.5%, 2/15/18                                                     78,386
        38,652                Government National Mortgage Association I,
                              5.5%, 2/15/35                                                     44,259
        39,588                Government National Mortgage Association I,
                              5.5%, 2/15/35                                                     44,542
        50,253                Government National Mortgage Association I,
                              5.5%, 2/15/37                                                     57,099
         1,378                Government National Mortgage Association I,
                              5.5%, 4/15/19                                                      1,429
        17,065                Government National Mortgage Association I,
                              5.5%, 4/15/19                                                     17,608
        38,346                Government National Mortgage Association I,
                              5.5%, 4/15/31                                                     43,109
        15,899                Government National Mortgage Association I,
                              5.5%, 6/15/18                                                     16,282
        14,610                Government National Mortgage Association I,
                              5.5%, 6/15/33                                                     16,621
        66,972                Government National Mortgage Association I,
                              5.5%, 6/15/35                                                     75,252

The accompanying notes are an integral part of these financial statements.

64 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
        80,225                Government National Mortgage Association I,
                              5.5%, 7/15/33                                             $       92,345
        86,283                Government National Mortgage Association I,
                              5.5%, 7/15/33                                                     99,302
       403,590                Government National Mortgage Association I,
                              5.5%, 7/15/34                                                    464,550
       552,844                Government National Mortgage Association I,
                              5.5%, 7/15/35                                                    646,843
       107,469                Government National Mortgage Association I,
                              5.5%, 8/15/19                                                    112,043
       118,424                Government National Mortgage Association I,
                              5.5%, 8/15/19                                                    122,772
        24,692                Government National Mortgage Association I,
                              5.5%, 8/15/33                                                     28,415
        36,409                Government National Mortgage Association I,
                              5.5%, 8/15/33                                                     41,328
       182,205                Government National Mortgage Association I,
                              5.5%, 8/15/33                                                    209,665
       114,442                Government National Mortgage Association I,
                              5.5%, 9/15/19                                                    119,170
        64,539                Government National Mortgage Association I,
                              5.5%, 9/15/33                                                     73,065
       158,435                Government National Mortgage Association I,
                              5.5%, 9/15/33                                                    178,883
        18,152                Government National Mortgage Association I,
                              5.72%, 4/15/29                                                    20,534
         1,366                Government National Mortgage Association I,
                              6.0%, 1/15/17                                                      1,373
        13,747                Government National Mortgage Association I,
                              6.0%, 1/15/19                                                     14,003
        15,592                Government National Mortgage Association I,
                              6.0%, 1/15/24                                                     17,828
        35,923                Government National Mortgage Association I,
                              6.0%, 1/15/33                                                     42,023
        45,863                Government National Mortgage Association I,
                              6.0%, 1/15/33                                                     52,451
       189,847                Government National Mortgage Association I,
                              6.0%, 1/15/33                                                    222,280
         7,594                Government National Mortgage Association I,
                              6.0%, 10/15/28                                                     8,785
        18,337                Government National Mortgage Association I,
                              6.0%, 10/15/32                                                    20,991
        35,743                Government National Mortgage Association I,
                              6.0%, 10/15/32                                                    40,918
        41,655                Government National Mortgage Association I,
                              6.0%, 10/15/32                                                    48,843

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 65

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
        53,825                Government National Mortgage Association I,
                              6.0%, 10/15/33                                            $       63,132
        65,847                Government National Mortgage Association I,
                              6.0%, 10/15/34                                                    75,474
        84,520                Government National Mortgage Association I,
                              6.0%, 10/15/34                                                    98,885
       366,740                Government National Mortgage Association I,
                              6.0%, 10/15/34                                                   428,951
       127,601                Government National Mortgage Association I,
                              6.0%, 10/15/36                                                   148,307
        34,507                Government National Mortgage Association I,
                              6.0%, 11/15/31                                                    40,394
         6,816                Government National Mortgage Association I,
                              6.0%, 11/15/32                                                     7,800
         7,666                Government National Mortgage Association I,
                              6.0%, 11/15/32                                                     8,772
       139,486                Government National Mortgage Association I,
                              6.0%, 11/15/33                                                   160,344
       133,497                Government National Mortgage Association I,
                              6.0%, 11/15/34                                                   156,524
        50,703                Government National Mortgage Association I,
                              6.0%, 11/15/37                                                    58,057
       160,928                Government National Mortgage Association I,
                              6.0%, 12/15/23                                                   183,935
        17,019                Government National Mortgage Association I,
                              6.0%, 12/15/32                                                    19,954
        19,505                Government National Mortgage Association I,
                              6.0%, 12/15/32                                                    22,869
        94,060                Government National Mortgage Association I,
                              6.0%, 12/15/32                                                   108,971
       148,647                Government National Mortgage Association I,
                              6.0%, 12/15/32                                                   170,093
       211,255                Government National Mortgage Association I,
                              6.0%, 12/15/32                                                   242,067
       226,092                Government National Mortgage Association I,
                              6.0%, 12/15/32                                                   258,517
       413,058                Government National Mortgage Association I,
                              6.0%, 12/15/32                                                   483,455
        71,360                Government National Mortgage Association I,
                              6.0%, 2/15/29                                                     82,808
       115,298                Government National Mortgage Association I,
                              6.0%, 2/15/29                                                    135,242
        27,438                Government National Mortgage Association I,
                              6.0%, 2/15/33                                                     31,408
        37,841                Government National Mortgage Association I,
                              6.0%, 2/15/33                                                     44,077

The accompanying notes are an integral part of these financial statements.

66 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
        94,655                Government National Mortgage Association I,
                              6.0%, 2/15/33                                             $      108,359
       100,144                Government National Mortgage Association I,
                              6.0%, 2/15/33                                                    115,955
       150,014                Government National Mortgage Association I,
                              6.0%, 2/15/33                                                    177,913
         5,045                Government National Mortgage Association I,
                              6.0%, 3/15/17                                                      5,074
         9,080                Government National Mortgage Association I,
                              6.0%, 3/15/17                                                      9,124
        29,354                Government National Mortgage Association I,
                              6.0%, 3/15/19                                                     33,551
         2,100                Government National Mortgage Association I,
                              6.0%, 3/15/32                                                      2,464
        44,779                Government National Mortgage Association I,
                              6.0%, 3/15/33                                                     52,488
        55,650                Government National Mortgage Association I,
                              6.0%, 3/15/33                                                     64,023
       104,037                Government National Mortgage Association I,
                              6.0%, 3/15/33                                                    122,078
       131,092                Government National Mortgage Association I,
                              6.0%, 3/15/33                                                    153,792
       176,333                Government National Mortgage Association I,
                              6.0%, 3/15/33                                                    206,900
       203,322                Government National Mortgage Association I,
                              6.0%, 3/15/33                                                    236,765
       292,306                Government National Mortgage Association I,
                              6.0%, 3/15/33                                                    342,409
       397,062                Government National Mortgage Association I,
                              6.0%, 3/15/33                                                    468,317
       190,913                Government National Mortgage Association I,
                              6.0%, 3/15/34                                                    225,471
         2,283                Government National Mortgage Association I,
                              6.0%, 4/15/18                                                      2,288
        52,071                Government National Mortgage Association I,
                              6.0%, 4/15/28                                                     60,924
        38,305                Government National Mortgage Association I,
                              6.0%, 4/15/33                                                     44,067
        46,806                Government National Mortgage Association I,
                              6.0%, 4/15/33                                                     53,978
        48,558                Government National Mortgage Association I,
                              6.0%, 4/15/33                                                     55,681
         5,055                Government National Mortgage Association I,
                              6.0%, 5/15/17                                                      5,085
        13,684                Government National Mortgage Association I,
                              6.0%, 5/15/17                                                     13,841

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 67

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
        30,849                Government National Mortgage Association I,
                              6.0%, 5/15/33                                             $       35,289
       155,268                Government National Mortgage Association I,
                              6.0%, 5/15/33                                                    182,863
         1,190                Government National Mortgage Association I,
                              6.0%, 6/15/17                                                      1,197
       111,845                Government National Mortgage Association I,
                              6.0%, 6/15/31                                                    128,166
        12,896                Government National Mortgage Association I,
                              6.0%, 6/15/33                                                     15,134
        68,767                Government National Mortgage Association I,
                              6.0%, 6/15/34                                                     80,255
         7,798                Government National Mortgage Association I,
                              6.0%, 8/15/32                                                      9,133
        40,371                Government National Mortgage Association I,
                              6.0%, 8/15/34                                                     46,386
       162,878                Government National Mortgage Association I,
                              6.0%, 8/15/34                                                    186,671
       285,639                Government National Mortgage Association I,
                              6.0%, 8/15/36                                                    331,031
        97,444                Government National Mortgage Association I,
                              6.0%, 8/15/38                                                    111,528
        39,638                Government National Mortgage Association I,
                              6.0%, 9/15/19                                                     40,922
       223,167                Government National Mortgage Association I,
                              6.0%, 9/15/28                                                    260,622
        75,304                Government National Mortgage Association I,
                              6.0%, 9/15/32                                                     87,624
        94,744                Government National Mortgage Association I,
                              6.0%, 9/15/32                                                    108,457
       243,502                Government National Mortgage Association I,
                              6.0%, 9/15/32                                                    278,994
        16,747                Government National Mortgage Association I,
                              6.0%, 9/15/33                                                     19,159
        17,768                Government National Mortgage Association I,
                              6.0%, 9/15/33                                                     20,680
        61,176                Government National Mortgage Association I,
                              6.0%, 9/15/33                                                     71,756
        27,434                Government National Mortgage Association I,
                              6.0%, 9/15/34                                                     32,202
        67,066                Government National Mortgage Association I,
                              6.0%, 9/15/34                                                     77,168
       179,480                Government National Mortgage Association I,
                              6.0%, 9/15/34                                                    210,265
       866,883                Government National Mortgage Association I,
                              6.0%, 9/15/35                                                  1,016,673

The accompanying notes are an integral part of these financial statements.

68 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
        24,453                Government National Mortgage Association I,
                              6.5%, 1/15/29                                             $       27,897
        28,024                Government National Mortgage Association I,
                              6.5%, 1/15/32                                                     31,971
        91,986                Government National Mortgage Association I,
                              6.5%, 1/15/32                                                    111,634
         4,103                Government National Mortgage Association I,
                              6.5%, 1/15/33                                                      4,958
       412,404                Government National Mortgage Association I,
                              6.5%, 1/15/33                                                    504,692
        15,228                Government National Mortgage Association I,
                              6.5%, 1/15/34                                                     17,373
           625                Government National Mortgage Association I,
                              6.5%, 1/15/35                                                        674
        28,347                Government National Mortgage Association I,
                              6.5%, 10/15/24                                                    32,340
         5,335                Government National Mortgage Association I,
                              6.5%, 10/15/28                                                     6,086
        19,213                Government National Mortgage Association I,
                              6.5%, 10/15/28                                                    21,919
         7,650                Government National Mortgage Association I,
                              6.5%, 10/15/31                                                     8,727
        28,323                Government National Mortgage Association I,
                              6.5%, 10/15/31                                                    32,312
       101,916                Government National Mortgage Association I,
                              6.5%, 10/15/31                                                   117,045
       105,712                Government National Mortgage Association I,
                              6.5%, 10/15/32                                                   121,483
         2,077                Government National Mortgage Association I,
                              6.5%, 10/15/33                                                     2,379
         5,233                Government National Mortgage Association I,
                              6.5%, 11/15/31                                                     5,970
        45,113                Government National Mortgage Association I,
                              6.5%, 11/15/31                                                    51,467
        62,007                Government National Mortgage Association I,
                              6.5%, 11/15/32                                                    75,134
       392,070                Government National Mortgage Association I,
                              6.5%, 12/15/32                                                   478,815
        10,780                Government National Mortgage Association I,
                              6.5%, 2/15/28                                                     12,298
         1,178                Government National Mortgage Association I,
                              6.5%, 2/15/29                                                      1,344
         9,167                Government National Mortgage Association I,
                              6.5%, 2/15/29                                                     10,459
        21,753                Government National Mortgage Association I,
                              6.5%, 2/15/29                                                     24,817

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 69

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
        10,068                Government National Mortgage Association I,
                              6.5%, 2/15/32                                             $       11,536
        17,224                Government National Mortgage Association I,
                              6.5%, 2/15/32                                                     20,830
        20,403                Government National Mortgage Association I,
                              6.5%, 2/15/32                                                     23,276
        30,058                Government National Mortgage Association I,
                              6.5%, 2/15/32                                                     34,292
        46,788                Government National Mortgage Association I,
                              6.5%, 2/15/32                                                     55,225
         8,958                Government National Mortgage Association I,
                              6.5%, 2/15/34                                                     10,220
         9,244                Government National Mortgage Association I,
                              6.5%, 3/15/29                                                     10,546
        16,932                Government National Mortgage Association I,
                              6.5%, 3/15/29                                                     19,317
        79,021                Government National Mortgage Association I,
                              6.5%, 3/15/29                                                     90,310
        85,976                Government National Mortgage Association I,
                              6.5%, 3/15/29                                                     98,086
        11,929                Government National Mortgage Association I,
                              6.5%, 3/15/31                                                     13,609
        16,293                Government National Mortgage Association I,
                              6.5%, 3/15/32                                                     18,588
        85,380                Government National Mortgage Association I,
                              6.5%, 3/15/32                                                     97,407
         3,069                Government National Mortgage Association I,
                              6.5%, 4/15/17                                                      3,088
         8,633                Government National Mortgage Association I,
                              6.5%, 4/15/28                                                      9,849
        38,777                Government National Mortgage Association I,
                              6.5%, 4/15/28                                                     44,238
        74,719                Government National Mortgage Association I,
                              6.5%, 4/15/31                                                     89,768
         7,344                Government National Mortgage Association I,
                              6.5%, 4/15/32                                                      8,379
         9,669                Government National Mortgage Association I,
                              6.5%, 4/15/32                                                     11,031
        15,577                Government National Mortgage Association I,
                              6.5%, 4/15/32                                                     18,125
        78,168                Government National Mortgage Association I,
                              6.5%, 4/15/32                                                     91,269
        29,677                Government National Mortgage Association I,
                              6.5%, 4/15/33                                                     33,857
        41,312                Government National Mortgage Association I,
                              6.5%, 4/15/35                                                     47,131

The accompanying notes are an integral part of these financial statements.

70 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
         3,588                Government National Mortgage Association I,
                              6.5%, 5/15/29                                             $        4,093
         6,275                Government National Mortgage Association I,
                              6.5%, 5/15/29                                                      7,159
        71,497                Government National Mortgage Association I,
                              6.5%, 5/15/29                                                     85,140
        18,572                Government National Mortgage Association I,
                              6.5%, 5/15/31                                                     22,261
        19,742                Government National Mortgage Association I,
                              6.5%, 5/15/31                                                     22,522
        39,918                Government National Mortgage Association I,
                              6.5%, 5/15/31                                                     45,540
         4,836                Government National Mortgage Association I,
                              6.5%, 5/15/32                                                      5,517
         5,954                Government National Mortgage Association I,
                              6.5%, 5/15/32                                                      6,793
        11,832                Government National Mortgage Association I,
                              6.5%, 5/15/32                                                     13,651
        16,291                Government National Mortgage Association I,
                              6.5%, 5/15/32                                                     19,755
        31,890                Government National Mortgage Association I,
                              6.5%, 5/15/33                                                     36,382
         5,489                Government National Mortgage Association I,
                              6.5%, 6/15/17                                                      5,503
        10,137                Government National Mortgage Association I,
                              6.5%, 6/15/28                                                     12,028
        26,588                Government National Mortgage Association I,
                              6.5%, 6/15/29                                                     30,333
         8,100                Government National Mortgage Association I,
                              6.5%, 6/15/31                                                      9,243
        10,513                Government National Mortgage Association I,
                              6.5%, 6/15/32                                                     11,994
        13,480                Government National Mortgage Association I,
                              6.5%, 6/15/32                                                     15,378
        14,091                Government National Mortgage Association I,
                              6.5%, 6/15/32                                                     16,076
       114,013                Government National Mortgage Association I,
                              6.5%, 6/15/34                                                    130,073
         6,631                Government National Mortgage Association I,
                              6.5%, 6/15/35                                                      7,565
        33,235                Government National Mortgage Association I,
                              6.5%, 7/15/31                                                     37,917
         9,100                Government National Mortgage Association I,
                              6.5%, 7/15/32                                                     10,381
        10,378                Government National Mortgage Association I,
                              6.5%, 7/15/32                                                     11,839

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 71

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
        30,788                Government National Mortgage Association I,
                              6.5%, 7/15/32                                             $       35,124
       143,462                Government National Mortgage Association I,
                              6.5%, 7/15/32                                                    172,496
        51,899                Government National Mortgage Association I,
                              6.5%, 7/15/35                                                     59,209
        65,532                Government National Mortgage Association I,
                              6.5%, 7/15/35                                                     74,763
         8,009                Government National Mortgage Association I,
                              6.5%, 8/15/28                                                      9,165
        61,532                Government National Mortgage Association I,
                              6.5%, 8/15/31                                                     70,556
         3,904                Government National Mortgage Association I,
                              6.5%, 8/15/32                                                      4,454
        45,255                Government National Mortgage Association I,
                              6.5%, 8/15/32                                                     55,099
        54,976                Government National Mortgage Association I,
                              6.5%, 8/15/32                                                     63,233
        19,094                Government National Mortgage Association I,
                              6.5%, 9/15/31                                                     21,784
        20,240                Government National Mortgage Association I,
                              6.5%, 9/15/32                                                     24,379
        40,711                Government National Mortgage Association I,
                              6.5%, 9/15/32                                                     46,729
        43,978                Government National Mortgage Association I,
                              6.5%, 9/15/32                                                     50,477
         4,102                Government National Mortgage Association I,
                              6.5%, 9/15/34                                                      4,680
         6,572                Government National Mortgage Association I,
                              6.75%, 4/15/26                                                     7,498
        18,525                Government National Mortgage Association I,
                              7.0%, 1/15/28                                                     20,880
       139,027                Government National Mortgage Association I,
                              7.0%, 1/15/31                                                    149,607
           505                Government National Mortgage Association I,
                              7.0%, 10/15/16                                                       505
         7,037                Government National Mortgage Association I,
                              7.0%, 10/15/31                                                     7,296
        10,804                Government National Mortgage Association I,
                              7.0%, 11/15/26                                                    12,827
        17,666                Government National Mortgage Association I,
                              7.0%, 11/15/28                                                    21,492
        53,185                Government National Mortgage Association I,
                              7.0%, 11/15/28                                                    64,952
        66,121                Government National Mortgage Association I,
                              7.0%, 11/15/29                                                    75,728

The accompanying notes are an integral part of these financial statements.

72 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
 Principal      Rate (b)
 Amount ($)     (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
         8,460                Government National Mortgage Association I,
                              7.0%, 11/15/31                                            $        8,951
         4,004                Government National Mortgage Association I,
                              7.0%, 12/15/30                                                     4,265
        10,824                Government National Mortgage Association I,
                              7.0%, 12/15/30                                                    12,204
        40,030                Government National Mortgage Association I,
                              7.0%, 12/15/30                                                    41,000
        41,503                Government National Mortgage Association I,
                              7.0%, 12/15/30                                                    51,037
        20,950                Government National Mortgage Association I,
                              7.0%, 2/15/28                                                     23,384
        25,869                Government National Mortgage Association I,
                              7.0%, 3/15/28                                                     28,914
        17,145                Government National Mortgage Association I,
                              7.0%, 3/15/31                                                     19,530
        56,295                Government National Mortgage Association I,
                              7.0%, 3/15/32                                                     63,853
        13,440                Government National Mortgage Association I,
                              7.0%, 4/15/28                                                     14,351
        23,657                Government National Mortgage Association I,
                              7.0%, 4/15/29                                                     24,624
        27,697                Government National Mortgage Association I,
                              7.0%, 4/15/29                                                     30,909
         7,340                Government National Mortgage Association I,
                              7.0%, 4/15/31                                                      7,485
        46,848                Government National Mortgage Association I,
                              7.0%, 4/15/32                                                     53,647
        39,113                Government National Mortgage Association I,
                              7.0%, 5/15/29                                                     41,539
         8,433                Government National Mortgage Association I,
                              7.0%, 5/15/31                                                      8,958
        83,556                Government National Mortgage Association I,
                              7.0%, 5/15/32                                                    103,362
        23,708                Government National Mortgage Association I,
                              7.0%, 6/15/27                                                     28,036
         4,721                Government National Mortgage Association I,
                              7.0%, 6/15/29                                                      4,738
        32,261                Government National Mortgage Association I,
                              7.0%, 6/15/31                                                     39,966
        29,545                Government National Mortgage Association I,
                              7.0%, 7/15/25                                                     33,816
         6,035                Government National Mortgage Association I,
                              7.0%, 7/15/28                                                      6,056
        21,915                Government National Mortgage Association I,
                              7.0%, 7/15/28                                                     25,550

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 73

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
        13,382                Government National Mortgage Association I,
                              7.0%, 7/15/29                                             $       15,411
         3,789                Government National Mortgage Association I,
                              7.0%, 7/15/31                                                      4,672
        21,813                Government National Mortgage Association I,
                              7.0%, 8/15/23                                                     23,749
         1,413                Government National Mortgage Association I,
                              7.0%, 8/15/28                                                      1,705
       162,490                Government National Mortgage Association I,
                              7.0%, 8/15/31                                                    202,791
        66,208                Government National Mortgage Association I,
                              7.0%, 9/15/24                                                     76,232
        13,324                Government National Mortgage Association I,
                              7.0%, 9/15/31                                                     14,259
        35,944                Government National Mortgage Association I,
                              7.0%, 9/15/31                                                     40,766
        38,076                Government National Mortgage Association I,
                              7.5%, 10/15/23                                                    42,537
        54,270                Government National Mortgage Association I,
                              7.5%, 10/15/27                                                    63,174
         6,172                Government National Mortgage Association I,
                              7.5%, 10/15/29                                                     6,506
        13,189                Government National Mortgage Association I,
                              7.5%, 10/15/29                                                    15,083
         4,264                Government National Mortgage Association I,
                              7.5%, 12/15/25                                                     4,432
        45,407                Government National Mortgage Association I,
                              7.5%, 12/15/31                                                    48,153
         1,770                Government National Mortgage Association I,
                              7.5%, 2/15/26                                                      1,851
        15,380                Government National Mortgage Association I,
                              7.5%, 2/15/27                                                     16,806
        14,856                Government National Mortgage Association I,
                              7.5%, 2/15/31                                                     15,106
        16,417                Government National Mortgage Association I,
                              7.5%, 2/15/31                                                     17,093
         9,164                Government National Mortgage Association I,
                              7.5%, 3/15/23                                                      9,987
        38,504                Government National Mortgage Association I,
                              7.5%, 3/15/27                                                     47,042
         7,652                Government National Mortgage Association I,
                              7.5%, 3/15/31                                                      7,968
         1,618                Government National Mortgage Association I,
                              7.5%, 6/15/24                                                      1,679
        16,855                Government National Mortgage Association I,
                              7.5%, 6/15/29                                                     19,304

The accompanying notes are an integral part of these financial statements.

74 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
        10,737                Government National Mortgage Association I,
                              7.5%, 8/15/25                                             $       11,039
         1,020                Government National Mortgage Association I,
                              7.5%, 8/15/29                                                      1,027
         2,881                Government National Mortgage Association I,
                              7.5%, 8/15/29                                                      2,956
        17,819                Government National Mortgage Association I,
                              7.5%, 8/15/29                                                     18,924
         2,619                Government National Mortgage Association I,
                              7.5%, 9/15/25                                                      2,628
         5,595                Government National Mortgage Association I,
                              7.5%, 9/15/25                                                      6,309
        20,081                Government National Mortgage Association I,
                              7.5%, 9/15/29                                                     20,080
         2,301                Government National Mortgage Association I,
                              7.75%, 2/15/30                                                     2,353
        26,503                Government National Mortgage Association I,
                              8.25%, 5/15/20                                                    28,430
         1,864                Government National Mortgage Association I,
                              8.5%, 8/15/21                                                      1,873
         6,966                Government National Mortgage Association I,
                              9.0%, 1/15/20                                                      7,080
         1,040                Government National Mortgage Association I,
                              9.0%, 12/15/19                                                     1,120
         2,070                Government National Mortgage Association I,
                              9.0%, 6/15/22                                                      2,158
           238                Government National Mortgage Association I,
                              9.0%, 9/15/21                                                        259
     8,530,483                Government National Mortgage Association II,
                              3.5%, 1/20/46                                                  9,066,726
     1,206,455                Government National Mortgage Association II,
                              3.5%, 3/20/45                                                  1,282,302
     1,795,580                Government National Mortgage Association II,
                              3.5%, 3/20/46                                                  1,933,224
       558,962                Government National Mortgage Association II,
                              3.5%, 4/20/45                                                    596,677
     1,440,332                Government National Mortgage Association II,
                              3.5%, 4/20/45                                                  1,539,318
     1,756,873                Government National Mortgage Association II,
                              3.5%, 4/20/45                                                  1,871,586
     5,491,774                Government National Mortgage Association II,
                              3.5%, 8/20/45                                                  5,835,473
     2,912,859                Government National Mortgage Association II,
                              4.0%, 10/20/44                                                 3,114,961
    12,202,705                Government National Mortgage Association II,
                              4.0%, 7/20/44                                                 13,050,209

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 75

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
       332,825                Government National Mortgage Association II,
                              4.0%, 9/20/44                                             $      355,933
       306,645                Government National Mortgage Association II,
                              4.5%, 1/20/35                                                    331,671
       108,028                Government National Mortgage Association II,
                              4.5%, 12/20/34                                                   116,165
        55,920                Government National Mortgage Association II,
                              4.5%, 3/20/35                                                     60,517
     1,793,833                Government National Mortgage Association II,
                              4.5%, 9/20/41                                                  1,958,459
        26,585                Government National Mortgage Association II,
                              5.0%, 1/20/20                                                     28,026
        71,676                Government National Mortgage Association II,
                              5.0%, 12/20/18                                                    74,981
        38,444                Government National Mortgage Association II,
                              5.0%, 2/20/19                                                     40,367
       233,867                Government National Mortgage Association II,
                              5.5%, 10/20/19                                                   244,174
       180,531                Government National Mortgage Association II,
                              5.5%, 10/20/37                                                   197,963
       233,618                Government National Mortgage Association II,
                              5.5%, 3/20/34                                                    268,661
       205,946                Government National Mortgage Association II,
                              5.5%, 4/20/34                                                    231,902
        66,474                Government National Mortgage Association II,
                              5.75%, 4/20/33                                                    73,910
       151,261                Government National Mortgage Association II,
                              5.75%, 6/20/33                                                   168,172
        27,737                Government National Mortgage Association II,
                              5.9%, 1/20/28                                                     31,061
        50,393                Government National Mortgage Association II,
                              5.9%, 11/20/27                                                    56,419
        94,606                Government National Mortgage Association II,
                              5.9%, 7/20/28                                                    105,211
       101,102                Government National Mortgage Association II,
                              6.0%, 1/20/33                                                    119,533
        23,234                Government National Mortgage Association II,
                              6.0%, 10/20/31                                                    26,535
       115,167                Government National Mortgage Association II,
                              6.0%, 10/20/33                                                   135,779
        29,539                Government National Mortgage Association II,
                              6.0%, 12/20/18                                                    30,347
        66,885                Government National Mortgage Association II,
                              6.0%, 6/20/34                                                     79,044
         3,808                Government National Mortgage Association II,
                              6.0%, 7/20/17                                                      3,862


The accompanying notes are an integral part of these financial statements.

76 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
        15,625                Government National Mortgage Association II,
                              6.0%, 7/20/19                                             $       16,010
        87,809                Government National Mortgage Association II,
                              6.45%, 1/20/33                                                   100,257
        46,854                Government National Mortgage Association II,
                              6.45%, 11/20/32                                                   53,485
        49,696                Government National Mortgage Association II,
                              6.45%, 7/20/32                                                    56,735
        27,844                Government National Mortgage Association II,
                              6.5%, 1/20/24                                                     31,757
        49,515                Government National Mortgage Association II,
                              6.5%, 10/20/32                                                    59,840
         2,348                Government National Mortgage Association II,
                              6.5%, 2/20/29                                                      2,798
           946                Government National Mortgage Association II,
                              6.5%, 3/20/29                                                      1,102
        66,049                Government National Mortgage Association II,
                              6.5%, 3/20/34                                                     81,215
        30,741                Government National Mortgage Association II,
                              6.5%, 4/20/29                                                     36,676
        15,270                Government National Mortgage Association II,
                              6.5%, 4/20/31                                                     18,519
        10,971                Government National Mortgage Association II,
                              6.5%, 6/20/31                                                     13,074
        50,795                Government National Mortgage Association II,
                              6.5%, 8/20/28                                                     59,565
        78,692                Government National Mortgage Association II,
                              7.0%, 1/20/29                                                     95,787
        12,181                Government National Mortgage Association II,
                              7.0%, 1/20/31                                                     15,175
        76,234                Government National Mortgage Association II,
                              7.0%, 11/20/28                                                    93,358
        11,627                Government National Mortgage Association II,
                              7.0%, 11/20/31                                                    14,370
         2,198                Government National Mortgage Association II,
                              7.0%, 12/20/30                                                     2,698
         7,972                Government National Mortgage Association II,
                              7.0%, 2/20/29                                                      9,339
         5,988                Government National Mortgage Association II,
                              7.0%, 3/20/31                                                      7,331
        11,057                Government National Mortgage Association II,
                              7.0%, 5/20/26                                                     12,885
        23,028                Government National Mortgage Association II,
                              7.0%, 6/20/28                                                     28,013
        29,407                Government National Mortgage Association II,
                              7.0%, 7/20/31                                                     36,707

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 77

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
        21,971                Government National Mortgage Association II,
                              7.0%, 8/20/27                                             $       26,467
         7,391                Government National Mortgage Association II,
                              7.5%, 12/20/30                                                     9,331
        11,740                Government National Mortgage Association II,
                              7.5%, 5/20/30                                                     14,071
         3,777                Government National Mortgage Association II,
                              7.5%, 6/20/30                                                      4,781
        11,324                Government National Mortgage Association II,
                              7.5%, 7/20/30                                                     12,814
        12,961                Government National Mortgage Association II,
                              7.5%, 8/20/30                                                     16,387
            45                Government National Mortgage Association II,
                              8.0%, 5/20/25                                                         50
         2,589                Government National Mortgage Association II,
                              9.0%, 11/20/24                                                     2,601
         2,574                Government National Mortgage Association II,
                              9.0%, 3/20/22                                                      2,586
           362                Government National Mortgage Association II,
                              9.0%, 4/20/22                                                        363
           468                Government National Mortgage Association II,
                              9.0%, 9/20/21                                                        468
        18,163                Government National Mortgage Association,
                              6.5%, 3/15/29                                                     20,721
       968,184                Tennessee Valley Authority, 4.929%, 1/15/21                    1,066,744
    23,200,000                U.S. Treasury Bonds, 3.0%, 5/15/42                            26,797,810
     2,500,000                U.S. Treasury Bonds, 4.25%, 5/15/39                            3,494,140
     6,865,000                U.S. Treasury Bonds, 4.375%, 11/15/39                          9,757,952
     3,700,000                U.S. Treasury Bonds, 4.375%, 5/15/40                           5,264,116
    62,121,297                U.S. Treasury Inflation Indexed Bonds,
                              0.75%, 2/15/45                                                62,385,798
    49,464,073                U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46          53,400,573
    16,800,000        0.43    U.S. Treasury Notes, Floating Rate Note, 10/31/17             16,811,206
    16,395,000        0.33    U.S. Treasury Notes, Floating Rate Note, 4/30/17              16,397,410
    50,000,000        0.34    U.S. Treasury Notes, Floating Rate Note, 7/31/17              50,001,900
     1,500,000                U.S. Treasury Notes, 0.625%, 5/31/17                           1,501,347
     1,500,000                U.S. Treasury Notes, 1.125%, 1/15/19                           1,516,816
     5,200,000                U.S. Treasury Notes, 1.875%, 8/31/17                           5,280,033
     4,400,000                U.S. Treasury Notes, 2.0%, 2/15/25                             4,603,500
     3,400,000                U.S. Treasury Notes, 2.0%, 8/15/25                             3,554,462
     4,250,000                U.S. Treasury Notes, 2.125%, 5/15/25                           4,489,228
     5,400,000                U.S. Treasury Notes, 2.625%, 11/15/20                          5,785,592

The accompanying notes are an integral part of these financial statements.

78 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- (continued)
     9,580,000        0.53    U.S. Treasury Note, Floating Rate Note, 1/31/18           $    9,598,135
    19,250,000        0.45    U.S. Treasury Note, Floating Rate Note, 4/30/18               19,252,137
                                                                                        --------------
                                                                                        $1,261,317,002
------------------------------------------------------------------------------------------------------
                              TOTAL U.S. GOVERNMENT AND
                              AGENCY OBLIGATIONS
                              (Cost $1,227,385,878)                                     $1,261,317,002
------------------------------------------------------------------------------------------------------
                              FOREIGN GOVERNMENT BONDS -- 0.4%
     7,600,000                Abu Dhabi Government International Bond,
                              3.125%, 5/3/26 (144A)                                     $    7,783,251
     4,550,000                Africa Finance Corp., 4.375%, 4/29/20 (144A)                   4,615,975
     1,500,000                Provincia de Cordoba, 7.125%, 6/10/21 (144A)                   1,503,750
                                                                                        --------------
                                                                                        $   13,902,976
------------------------------------------------------------------------------------------------------
                              TOTAL FOREIGN GOVERNMENT BONDS
                              (Cost $13,596,720)                                        $   13,902,976
------------------------------------------------------------------------------------------------------
                              MUNICIPAL BONDS -- 1.1%
                              Municipal Development -- 0.1%
     4,500,000                New Jersey Economic Development Authority,
                              2/15/18 (c)                                               $    4,369,455
------------------------------------------------------------------------------------------------------
                              Municipal Education -- 0.0%+
       525,000                Amherst College, 3.794%, 11/1/42                          $      559,792
------------------------------------------------------------------------------------------------------
                              Municipal General -- 0.4%
     4,075,000                JobsOhio Beverage System, 3.985%, 1/1/29                  $    4,601,205
     1,035,000                JobsOhio Beverage System, 4.532%, 1/1/35                       1,210,432
     1,050,000                Texas Municipal Gas Acquisition & Supply Corp. III,
                              5.0%, 12/15/30                                                 1,206,324
     2,100,000                Texas Municipal Gas Acquisition & Supply Corp. III,
                              5.0%, 12/15/31                                                 2,399,187
     2,325,000                Virginia Commonwealth Transportation Board,
                              4.0%, 5/15/31                                                  2,654,918
     2,335,000                Virginia Commonwealth Transportation Board,
                              4.0%, 5/15/32                                                  2,653,611
                                                                                        --------------
                                                                                        $   14,725,677
------------------------------------------------------------------------------------------------------
                              Higher Municipal Education -- 0.2%
     1,025,000                Baylor University, 4.313%, 3/1/42                         $    1,151,352
     1,100,000                Massachusetts Institute of Technology,
                              5.6%, 7/1/11                                                   1,565,378
     1,900,000                The George Washington University, 1.827%, 9/15/17              1,913,974
     3,100,000                University of Virginia, Green Bond Series A,
                              5.0%, 4/1/45                                                   3,846,046
                                                                                        --------------
                                                                                        $    8,476,750
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 79

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Municipal Medical -- 0.1%
       550,000                Massachusetts Development Finance Agency,
                              Broad Institute -Series A, 5.375%, 4/1/41                 $      645,953
     1,765,000                Ohio Higher Educational Facility Commission,
                              5.0%, 1/1/42                                                   2,089,919
                                                                                        --------------
                                                                                        $    2,735,872
------------------------------------------------------------------------------------------------------
                              Municipal School District -- 0.1%
     2,800,000                Frisco Independent School District, 4.0%, 8/15/40         $    3,165,736
     1,750,000                Frisco Independent School District, 4.0%, 8/15/45              1,972,740
                                                                                        --------------
                                                                                        $    5,138,476
------------------------------------------------------------------------------------------------------
                              Municipal Transportation -- 0.1%
       600,000                Port Authority of New York & New Jersey,
                              4.458%, 10/1/62                                           $      686,442
     1,000,000                Texas Transportation Commission State Highway Fund,
                              5.0%, 4/1/33                                                   1,228,130
                                                                                        --------------
                                                                                        $    1,914,572
------------------------------------------------------------------------------------------------------
                              Municipal Obligation -- 0.1%
     3,150,000                State of Texas, 4.0%, 10/1/44                             $    3,535,245
     1,600,000                State of Washington, 5.0%, 7/1/30                              2,004,864
                                                                                        --------------
                                                                                        $    5,540,109
------------------------------------------------------------------------------------------------------
                              TOTAL MUNICIPAL BONDS
                              (Cost $39,763,708)                                        $   43,460,703
------------------------------------------------------------------------------------------------------
                              SENIOR FLOATING RATE LOAN
                              INTERESTS -- 3.7%**
                              ENERGY -- 0.0%+
                              Oil & Gas Refining & Marketing -- 0.0%+
       573,563        3.21    Pilot Travel Centers LLC, 2016 Refinancing
                              Tranche B Term Loan, 5/18/23                              $      574,727
                                                                                        --------------
                              Total Energy                                              $      574,727
------------------------------------------------------------------------------------------------------
                              MATERIALS -- 0.2%
                              Commodity Chemicals -- 0.1%
       748,106        4.00    Axiall Holdco, Inc., Initial Loan, 2/27/22                $      748,729
       757,059        4.50    Tronox Pigments Holland BV, New Term
                              Loan, 3/19/20                                                    725,200
                                                                                        --------------
                                                                                        $    1,473,929
------------------------------------------------------------------------------------------------------
                              Specialty Chemicals -- 0.1%
         3,857        3.50    Chemtura Corp., New Term Loan, 8/29/16                    $        3,855
       249,565        3.54    Huntsman International LLC, 2015 Extended
                              Term B Dollar Loan, 4/19/19                                      248,941
       902,223        5.50    MacDermid, Inc., Tranche B Term Loan
                              (First Lien), 6/7/20                                             891,885

The accompanying notes are an integral part of these financial statements.

80 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Specialty Chemicals -- (continued)
       472,500        4.25    OMNOVA Solutions, Inc., Term B-1 Loan, 5/31/18            $      470,728
       391,974        2.75    WR Grace & Co-Conn, U.S. Term Loan, 1/23/21                      391,190
                                                                                        --------------
                                                                                        $    2,006,599
------------------------------------------------------------------------------------------------------
                              Construction Materials -- 0.0%+
       965,911        4.25    CeramTec Service GmbH, Initial Dollar Term B-1
                              Loan, 8/30/20                                             $      964,100
------------------------------------------------------------------------------------------------------
                              Metal & Glass Containers -- 0.0%+
       771,764        5.56    BWay Intermediate, Initial Term Loan, 8/14/20             $      769,352
------------------------------------------------------------------------------------------------------
                              Aluminum -- 0.0%+
       693,000        4.00    Novelis, Inc., Initial Term Loan, 5/28/22                 $      688,062
------------------------------------------------------------------------------------------------------
                              Diversified Metals & Mining -- 0.0%+
       232,916        4.25    Fortescue Metals Group Ltd., Bank Loan, 6/30/19           $      223,454
                                                                                        --------------
                              Total Materials                                           $    6,125,496
------------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 0.6%
                              Aerospace & Defense -- 0.2%
     3,414,112        4.75    DigitalGlobe, Inc., Term Loan, 1/25/20                    $    3,423,358
       562,080        7.00    Engility Corp., New Term Loan (First Lien), 5/23/20              563,134
     1,138,510        7.00    TASC, Inc., First Lien Term Loan, 2/28/17                      1,140,645
     1,439,885        5.75    The SI Organization, Inc., Term Loan (First
                              Lien), 11/19/19                                                1,437,485
                                                                                        --------------
                                                                                        $    6,564,622
------------------------------------------------------------------------------------------------------
                              Building Products -- 0.2%
       497,703        6.00    Builders FirstSource, Inc., Initial Term Loan, 7/24/22    $      498,512
     1,749,437        4.30    NCI Building Systems, Inc., Tranche B Term
                              Loan, 6/24/19                                                  1,742,740
     1,362,107        3.50    Nortek, Inc., Incremental-1 Loan, 10/30/20                     1,348,486
     1,974,260        4.25    Unifrax Corp., New Term B Loan, 12/31/19                       1,925,726
                                                                                        --------------
                                                                                        $    5,515,464
------------------------------------------------------------------------------------------------------
                              Electrical Components & Equipment -- 0.1%
     1,100,000        0.00    Dell International LLC, Term Loan B, 6/2/23               $    1,097,709
     2,015,369        3.00    Southwire Co., Term Loan, 1/31/21                              2,005,292
                                                                                        --------------
                                                                                        $    3,103,001
------------------------------------------------------------------------------------------------------
                              Industrial Conglomerates -- 0.0%+
       104,818        4.25    CeramTec Acquisition Corp., Initial Dollar Term B-2
                              Loan, 8/30/20                                             $      104,621
       294,776        4.25    CeramTec GmbH, Dollar Term B-3 Loan, 8/30/20                     294,223
                                                                                        --------------
                                                                                        $      398,844
------------------------------------------------------------------------------------------------------
                              Construction & Farm Machinery & Heavy
                              Trucks -- 0.0%+
       748,120        6.50    Navistar, Inc., Tranche B Term Loan, 8/17/17              $      709,467
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 81

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Industrial Machinery -- 0.1%
     3,478,612        5.75    NN, Inc., Initial Term Loan, 10/2/22                      $    3,469,915
     1,992,314        6.25    Xerium Technologies, Inc., Initial Term Loan, 5/17/19          1,989,824
                                                                                        --------------
                                                                                        $    5,459,739
------------------------------------------------------------------------------------------------------
                              Trading Companies & Distributors -- 0.0%+
       590,405        3.90    WESCO Distribution, Inc., Tranche B-1
                              Loan, 12/12/19                                            $      592,066
                                                                                        --------------
                              Total Capital Goods                                       $   22,343,203
------------------------------------------------------------------------------------------------------
                              COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                              Diversified Support Services -- 0.1%
     1,505,953        4.00    MTL Publishing LLC, Term B-3 Loan, 8/14/22                $    1,501,954
------------------------------------------------------------------------------------------------------
                              Security & Alarm Services -- 0.0%+
       784,531        4.00    Garda World Security Corp., Term B Loan, 11/1/20          $      764,918
       200,694        4.00    Garda World Security Corp., Term B Loan, 11/8/20                 195,677
                                                                                        --------------
                                                                                        $      960,595
                                                                                        --------------
                              Total Commercial Services & Supplies                      $    2,462,549
------------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 0.0%+
                              Airlines -- 0.0%+
       794,000        3.25    Delta Air Lines Inc., Term Loan (First Lien), 8/24/22     $      794,579
------------------------------------------------------------------------------------------------------
                              Marine -- 0.0%+
       613,463        5.25    Navios Maritime Partners LP, Term Loan, 6/27/18           $      535,247
                                                                                        --------------
                              Total Transportation                                      $    1,329,826
------------------------------------------------------------------------------------------------------
                              AUTOMOBILES & COMPONENTS -- 0.4%
                              Auto Parts & Equipment -- 0.3%
     1,119,945        3.50    Allison Transmission, Inc., Term B-3 Loan, 8/23/19        $    1,120,868
     2,356,298        4.00    Cooper Standard Intermediate Holdco 2 LLC,
                              Term Loan, 3/28/21                                             2,355,316
     1,209,291        5.75    Electrical Components International, Inc.,
                              Loan, 4/17/21                                                  1,209,291
     1,407,999        4.75    Federal-Mogul Corp., Tranche C Term, 4/15/21                   1,310,319
     4,505,130        3.75    MPG Holdco I, Inc., Tranche B-1 Term Loan
                              (2015), 10/20/21                                               4,483,411
       236,923        4.25    Schaeffler AG, Facility B-USD, 5/15/20                           238,354
     1,772,078        4.50    TI Group Automotive Systems LLC, Initial US Term
                              Loan, 6/25/22                                                  1,741,066
                                                                                        --------------
                                                                                        $   12,458,625
------------------------------------------------------------------------------------------------------
                              Tires & Rubber -- 0.0%+
     2,095,000        3.75    The Goodyear Tire & Rubber Co., Term Loan
                              (Second Lien), 3/27/19                                    $    2,099,364
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

82 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Automobile Manufacturers -- 0.1%
     2,190,335        3.50    Chrysler Group LLC, Term Loan B, 5/24/17                  $    2,192,291
                                                                                        --------------
                              Total Automobiles & Components                            $   16,750,280
------------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 0.1%
                              Home Furnishings -- 0.1%
     1,550,976        4.25    Serta Simmons Bedding LLC, Term Loan, 10/1/19             $    1,552,673
------------------------------------------------------------------------------------------------------
                              Apparel, Accessories & Luxury Goods -- 0.0%+
       493,750        3.25    Hanesbrands, Inc., New Term B Loan, 4/15/22               $      495,756
                                                                                        --------------
                              Total Consumer Durables & Apparel                         $    2,048,429
------------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 0.2%
                              Casinos & Gaming -- 0.1%
       174,667        3.63    Pinnacle Entertainment, Inc., Term B Facility
                              Loan, 3/30/23                                             $      174,667
     4,284,750        6.00    Scientific Games, Initial Term B-2, 10/1/21                    4,230,522
                                                                                        --------------
                                                                                        $    4,405,189
------------------------------------------------------------------------------------------------------
                              Leisure Facilities -- 0.0%+
     1,292,915        3.50    Six Flags Theme Parks, Inc., Tranche B Term
                              Loan, 6/30/22                                             $    1,295,608
------------------------------------------------------------------------------------------------------
                              Restaurants -- 0.0%+
       360,640        3.75    1011778 BC ULC, Term B-2 Loan, 12/12/21                   $      360,490
------------------------------------------------------------------------------------------------------
                              Education Services -- 0.1%
       579,685        3.75    Bright Horizons Family Solutions, Inc., Term B
                              Loan, 1/14/20                                             $      580,500
       997,481        4.00    Houghton Mifflin Harcourt Publishers, Inc., Term
                              Loan, 5/11/21                                                    980,649
                                                                                        --------------
                                                                                        $    1,561,149
------------------------------------------------------------------------------------------------------
                              Specialized Consumer Services -- 0.0%+
       246,825        5.25    GENEX Holdings, Inc., Term B Loan (First
                              Lien), 5/22/21                                            $      243,122
                                                                                        --------------
                              Total Consumer Services                                   $    7,865,558
------------------------------------------------------------------------------------------------------
                              MEDIA -- 0.3%
                              Advertising -- 0.0%+
     1,048,836        6.75    Affinion Group, Inc., Tranche B Term Loan, 4/30/18        $      948,759
------------------------------------------------------------------------------------------------------
                              Broadcasting -- 0.1%
     2,230,156        4.00    Univision Communications, Inc., Replacement
                              First-Lien Term Loan (C-4), 3/1/20                        $    2,219,204
------------------------------------------------------------------------------------------------------
                              Cable & Satellite -- 0.1%
     1,673,250        3.00    Charter Communications Operating LLC, Term F
                              Loan, 1/1/21                                              $    1,664,884
       720,343        3.75    Intelsat Jackson Holdings SA, Tranche B-2 Term
                              Loan, 6/30/19                                                    654,612
                                                                                        --------------
                                                                                        $    2,319,496
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 83

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Movies & Entertainment -- 0.1%
       410,432        5.00    CDS US Intermediate Holdings, Inc., Initial Term
                              Loan (First Lien), 6/25/22                                $      401,198
       132,796        3.75    Cinedigm Digital Funding 1 LLC, Term Loan, 2/28/18               132,464
     1,385,813        3.50    Live Nation Entertainment, Inc., Term B-1
                              Loan, 8/17/20                                                  1,386,679
       897,739        3.50    Regal Cinemas Corp., Refinancing Term Loan, 4/1/22               898,636
     3,211,832        3.75    Rovi Solutions Corp., Term B Loan, 7/2/21                      3,157,633
                                                                                        --------------
                                                                                        $    5,976,610
                                                                                        --------------
                              Total Media                                               $   11,464,069
------------------------------------------------------------------------------------------------------
                              RETAILING -- 0.1%
                              General Merchandise Stores -- 0.0%+
       459,646        3.50    Dollar Tree, Inc., Term B-1 Loan, 3/9/22                  $      460,139
------------------------------------------------------------------------------------------------------
                              Specialty Stores -- 0.0%+
     1,155,592        4.25    PetSmart, Inc., Tranche B-1 Loan, 3/10/22                 $    1,152,769
------------------------------------------------------------------------------------------------------
                              Automotive Retail -- 0.1%
     1,474,951        5.75    CWGS Group LLC, Term Loan, 2/20/20                        $    1,462,045
                                                                                        --------------
                              Total Retailing                                           $    3,074,953
------------------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 0.2%
                              Agricultural Products -- 0.0%+
     1,972,946        3.25    Darling International, Inc., Term B USD
                              Loan, 12/10/21                                            $    1,976,004
------------------------------------------------------------------------------------------------------
                              Packaged Foods & Meats -- 0.2%
     3,579,682        4.00    JBS USA LLC, 2015 Incremental Term Loan, 9/18/22          $    3,576,328
     3,313,333        5.25    Keurig Green Mountain, Inc., Term B USD
                              Loan, 2/10/23                                                  3,322,306
        20,755        3.25    Pinnacle Foods Finance LLC, Tranche G Term
                              Loan, 4/29/20                                                     20,783
                                                                                        --------------
                                                                                        $    6,919,417
                                                                                        --------------
                              Total Food, Beverage & Tobacco                            $    8,895,421
------------------------------------------------------------------------------------------------------
                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.0%+
                              Personal Products -- 0.0%+
       511,468        5.00    NBTY, Inc., Dollar Term B Loan, 4/27/23                   $      509,390
       950,350        4.00    Revlon Consumer Products Corp., Acquisition
                              Term Loan, 8/19/19                                               951,242
                                                                                        --------------
                                                                                        $    1,460,632
                                                                                        --------------
                              Total Household & Personal Products                       $    1,460,632
------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.4%
                              Health Care Supplies -- 0.1%
     2,891,561        5.00    Kinetic Concepts, Inc., Dollar Term F Loan, 11/30/20      $    2,884,332
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

84 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Health Care Services -- 0.0%+
       921,132        4.25    Alliance HealthCare Services, Inc., Initial Term
                              Loan, 6/3/19                                              $      878,530
       183,760        6.50    Ardent Legacy Acquisitions, Inc., Term Loan, 7/31/21             183,760
       248,604        3.50    DaVita HealthCare Partners, Inc., Tranche B Loan
                              (First Lien), 6/19/21                                            249,407
                                                                                        --------------
                                                                                        $    1,311,697
------------------------------------------------------------------------------------------------------
                              Health Care Facilities -- 0.3%
       521,798        3.92    CHS, Incremental 2018 Term F Loan, 12/31/18               $      518,537
     1,108,679        3.38    CHS, Incremental 2019 Term G Loan, 12/31/19                    1,080,529
     2,039,940        4.00    CHS, Incremental 2021 Term H Loan, 1/27/21                     1,991,491
       727,333        3.38    HCA, Inc., Tranche B-4 Term Loan, 5/1/18                         728,903
     1,730,872        3.71    HCA, Inc., Tranche B-6 Term Loan, 3/8/23                       1,739,391
       547,210        4.25    Kindred Healthcare, Inc., Tranche B Loan (First
                              Lien), 4/10/21                                                   533,530
     1,172,063        6.00    Select Medical Corp., Series F Tranche B Term
                              Loan, 3/4/21                                                   1,169,836
     1,970,063        6.25    Vizient, Inc., Initial Term Loan, 2/9/23                       1,982,375
                                                                                        --------------
                                                                                        $    9,744,592
------------------------------------------------------------------------------------------------------
                              Health Care Technology -- 0.0%+
     1,591,100        3.50    IMS Health, Inc., Term B Dollar Loan, 3/17/21             $    1,581,654
                                                                                        --------------
                              Total Health Care Equipment & Services                    $   15,522,275
------------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                              SCIENCES -- 0.2%
                              Biotechnology -- 0.0%+
       738,491        3.50    Alkermes, Inc., 2019 Term Loan, 9/25/19                   $      736,645
------------------------------------------------------------------------------------------------------
                              Pharmaceuticals -- 0.1%
     1,641,750        5.25    Concordia Healthcare Corp., Initial Dollar Term
                              Loan, 10/20/21                                            $    1,589,419
       381,225        3.46    Grifols Worldwide Operations USA, Inc., U.S.
                              Tranche B Term Loam, 4/1/21                                      381,615
       847,837        3.25    Mallinckrodt International Finance SA, Initial
                              Term B Loan, 3/6/21                                              838,034
     1,632,004        3.50    RPI Finance Trust, Term B-4 Term Loan, 11/9/20                 1,634,410
       516,901        4.75    Valeant Pharmaceuticals International, Inc.,
                              Series C-2 Tranche B Term Loan, 12/11/19                         503,333
       952,832        5.00    Valeant Pharmaceuticals, Series F-1, 3/11/22                     927,952
                                                                                        --------------
                                                                                        $    5,874,763
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 85

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Life Sciences Tools & Services -- 0.1%
     1,250,000        5.75    Albany Molecular Research, Inc., Term Loan, 7/14/21       $    1,239,062
     1,620,587        4.25    Catalent Pharma Solutions, Dollar Term
                              Loan, 5/20/21                                                  1,622,487
                                                                                        --------------
                                                                                        $    2,861,549
                                                                                        --------------
                              Total Pharmaceuticals, Biotechnology &
                              Life Sciences                                             $    9,472,957
------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.1%
                              Other Diversified Financial Services -- 0.1%
     1,244,835        3.50    Fly Funding II Sarl, Loan, 8/9/19                         $    1,242,695
       600,000        5.25    Neon Holding Co., LLC, Initial Term Loan, 5/17/23                600,375
       997,455        5.00    Nord Anglia Education, Initial Term Loan, 3/31/21                993,715
                                                                                        --------------
                                                                                        $    2,836,785
------------------------------------------------------------------------------------------------------
                              Specialized Finance -- 0.0%+
     1,477,336        3.50    Trans Union LLC, 2016 Incremental Term B-2
                              Commitment, 4/9/21                                        $    1,466,256
                                                                                        --------------
                              Total Diversified Financials                              $    4,303,041
------------------------------------------------------------------------------------------------------
                              INSURANCE -- 0.2%
                              Insurance Brokers -- 0.2%
     1,149,536        4.50    National Financial Partners Corp., Tranche B Term
                              Loan (First Lien), 7/1/20                                 $    1,140,627
     6,114,582        4.25    USI Insurance Services LLC, Term B Loan, 12/30/19              6,063,372
                                                                                        --------------
                                                                                        $    7,203,999
                                                                                        --------------
                              Total Insurance                                           $    7,203,999
------------------------------------------------------------------------------------------------------
                              REAL ESTATE -- 0.1%
                              Retail REIT -- 0.0%+
     1,000,000        4.25    DTZ US Borrower LLC, 2015-1 Additional Term
                              Loan (First Lien), 11/4/21                                $      991,000
------------------------------------------------------------------------------------------------------
                              Specialized REIT -- 0.1%
     1,641,709        5.00    Communications Sales & Leasing, Inc., Term
                              Loan, 10/16/22                                            $    1,626,318
                                                                                        --------------
                              Total Real Estate                                         $    2,617,318
------------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 0.1%
                              IT Consulting & Other Services -- 0.0%+
       479,881        3.75    NXP BV, Tranche B Loan, 10/30/20                          $      481,455
       539,247        7.00    TaxAct, Inc., Initial Term Loan, 12/31/22                        539,247
                                                                                        --------------
                                                                                        $    1,020,702
------------------------------------------------------------------------------------------------------
                              Data Processing & Outsourced Services -- 0.1%
       243,404        4.45    First Data Corp., 2021 Extended Dollar Term
                              Loan, 3/24/21                                             $      243,008
     1,375,000        4.20    First Data Corp., 2022 Dollar Term Loan, 7/10/22               1,364,114
                                                                                        --------------
                                                                                        $    1,607,122
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

86 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Application Software -- 0.0%+
       350,000        6.25    STG-Fairway Acquisitions, Inc., Term Loan (First
                              Lien), 6/30/22                                            $      344,312
------------------------------------------------------------------------------------------------------
                              Systems Software -- 0.0%+
       600,850        5.75    AVG Technologies N.V., Term Loan, 10/15/20                $      601,226
------------------------------------------------------------------------------------------------------
                              Home Entertainment Software -- 0.0%+
       195,575        3.25    Activision Blizzard, Inc., Term Loan, 7/26/20             $      196,309
                                                                                        --------------
                              Total Software & Services                                 $    3,769,671
------------------------------------------------------------------------------------------------------
                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.0%+
                              Communications Equipment -- 0.0%+
       333,333        3.41    Belden Finance 2013 LP, Initial Term Loan, 9/9/20         $      332,812
       248,023        3.54    CommScope, Inc., Tranche 4 Term Loan, 1/14/18                    248,100
                                                                                        --------------
                                                                                        $      580,912
                                                                                        --------------
                              Total Technology Hardware & Equipment                     $      580,912
------------------------------------------------------------------------------------------------------
                              SEMICONDUCTORS & SEMICONDUCTOR
                              EQUIPMENT -- 0.1%
                              Semiconductor Equipment -- 0.0%+
     1,154,511        2.88    Sensata Technologies BV, Sixth Amendment Term
                              Loan, 10/14/21                                            $    1,155,665
------------------------------------------------------------------------------------------------------
                              Semiconductors -- 0.1%
       324,188        4.25    Avago Technologies Finance, Term Loan (First
                              Lien), 11/13/22                                           $      324,570
       435,200        5.25    Microsemi Corp., Closing Date Term B
                              Loan, 12/17/22                                                   434,973
     1,725,000        5.25    ON Semiconductor Corp., Term Loan (First
                              Lien), 3/31/23                                                 1,737,013
                                                                                        --------------
                                                                                        $    2,496,556
                                                                                        --------------
                              Total Semiconductors & Semiconductor Equipment            $    3,652,221
------------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 0.1%
                              Integrated Telecommunication Services -- 0.1%
     1,901,238        4.00    Cincinnati Bell, Inc., Tranche B Term Loan, 9/10/20       $    1,893,712
     1,199,813        4.00    GCI Holdings, Inc., New Term B Loan, 2/2/22                    1,202,438
                                                                                        --------------
                                                                                        $    3,096,150
------------------------------------------------------------------------------------------------------
                              Wireless Telecommunication Services -- 0.0%+
     1,863,025        4.25    Altice US Finance I Corp., Initial Term
                              Loan, 12/14/22                                            $    1,862,094
       282,407        4.00    Syniverse Holdings, Inc., Initial Term Loan, 4/23/19             213,217
       504,555        4.00    Syniverse Holdings, Inc., Tranche B Term
                              Loan, 4/23/19                                                    380,939
                                                                                        --------------
                                                                                        $    2,456,250
                                                                                        --------------
                              Total Telecommunication Services                          $    5,552,400
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 87

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              UTILITIES -- 0.2%
                              Electric Utilities -- 0.1%
     1,683,796        3.00    Calpine Construction Finance Co., LP, Term B-1
                              Loan, 5/3/20                                              $    1,653,628
     2,235,660        3.75    Texas Competitive Electric Holdings Co., LLC, DIP
                              Term Loan, 11/7/16                                             2,234,727
       968,882        5.50    TPF II Power, LLC, Term Loan, 10/2/21                            966,663
                                                                                        --------------
                                                                                        $    4,855,018
------------------------------------------------------------------------------------------------------
                              Independent Power Producers & Energy
                              Traders -- 0.1%
     1,000,000        4.64    Dynegyn Inc., Term Loan B, 6/27/23                        $      987,250
     1,008,194        4.00    Dynegy, Inc., Tranche B-2 Term Loan, 4/23/20                     988,870
     1,305,644        2.75    NRG Energy, Inc., Term Loan (2013), 7/1/18                     1,303,741
       690,600        5.25    NSG Holdings LLC, New Term Loan, 12/11/19                        688,873
                                                                                        --------------
                                                                                        $    3,968,734
                                                                                        --------------
                              Total Utilities                                           $    8,823,752
------------------------------------------------------------------------------------------------------
                              TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                              (Cost $144,698,340)                                       $  145,893,689
------------------------------------------------------------------------------------------------------
                              TEMPORARY CASH INVESTMENTS -- 2.9%
                              Repurchase Agreements -- 1.8%
    50,705,000                $50,705,000 RBC Capital Markets LLC, 0.42%,
                              dated 6/30/16 plus accrued interest on 7/1/16
                              collateralized by the following:
                              $1,883,995 Freddie Mac Giant, 3.5%,
                              2/1/30-2/1/41
                              $20,083,983 Federal Home Loan Mortgage Corp.,
                              2.191-3.499%, 1/1/37-5/1/45
                              $8,678,396 Federal National Mortgage Association
                              (ARM), 2.125% - 3.829%, 11/1/21-11/1/45
                              $7,152,399 Federal National Mortgage Association,
                              2.5% - 4.5%, 7/1/31-6/1/46
                              $13,920,396 Government National Mortgage
                              Association, 2.5% - 4.5%, 1/20/45 - 6/20/46               $   50,705,000
    17,245,000                $17,245,000 ScotiaBank, 0.42%, dated 6/30/16
                              plus accrued interest on 7/1/16
                              collateralized by the following:
                              $2,954,669 U.S. Treasury Notes, 0.125%, 4/15/17
                              $14,635,464 Federal National Mortgage Association,
                              3.5% - 4.0%, 9/1/45 - 2/1/46                                  17,245,000
     4,740,000                $4,740,000 TD Securities USA LLC, 0.35%, dated
                              6/30/16 plus accrued interest on 7/1/16
                              collateralized by the following:
                              $4,834,884 U.S. Treasury Notes, 2.25%,
                              11/30/17 - 11/15/24                                            4,740,000
                                                                                        --------------
                                                                                        $   72,690,000
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

88 Pioneer Bond Fund | Annual Report | 6/30/16

------------------------------------------------------------------------------------------------------
                Floating
Principal       Rate (b)
Amount ($)      (unaudited)                                                             Value
------------------------------------------------------------------------------------------------------
                              Commercial Paper -- 1.1%
   14,750,000                 BNP Paribas SA, Commercial Paper, 7/1/16 (c)              $   14,749,860
   20,765,000                 Microsoft Corp., Commercial Paper, 7/1/16 (c)                 20,764,836
    8,025,000                 Prudential Funding, Inc., Commercial
                              Paper, 7/1/16 (c)                                              8,024,928
                                                                                        --------------
                                                                                        $   43,539,624
------------------------------------------------------------------------------------------------------
                              TOTAL TEMPORARY CASH INVESTMENTS
                              (Cost $116,230,000)                                       $  116,229,624
------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENT IN SECURITIES -- 103.4%
                              (Cost $3,985,561,743) (a)                                 $4,080,786,333
------------------------------------------------------------------------------------------------------
                              OTHER ASSETS & LIABILITIES -- (3.4)%                      $ (135,659,063)
------------------------------------------------------------------------------------------------------
                              NET ASSETS -- 100.0%                                      $3,945,127,270
======================================================================================================


REIT        Real Estate Investment Trust.

+           Rounds to less than 0.01%.

(Perpetual) Security with no stated maturity date.

(ARM)       Adjustable Rate Mortgage.

(Cat Bond) Catastrophe or event linked bond. At June 30, 2016 the value of these securities amounted to $55,428,460 or 1.4% of net assets. See Notes to Financial Statements -- 1F.

REMICS      Real Estate Mortgage Investment Conduits.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(TBA)       "To Be Announced" Securities.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2016, the value of these securities amounted to $1,127,767,074 or 28.6% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At June 30, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $3,991,870,999 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
              there is an excess of value over tax cost                                 $111,296,612
            Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                            (22,381,278)
                                                                                        -------------
            Net unrealized appreciation                                                 $ 88,915,334
                                                                                        =============

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 89

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Note 1A.

(f) Structured reinsurance investment. At June 30, 2016, the value of these securities amounted to $51,462,636 or 1.3% of net assets. See Notes to Financial Statements -- Note 1F.

(g)         Rate to be determined.

Purchases and sales of securities (excluding temporary cash investments) for the year ended June 30, 2016 were as follows:

            ---------------------------------------------------------------------------------------
                                                               Purchases               Sales
            ---------------------------------------------------------------------------------------
            Long-Term U.S. Government Securities               $  890,457,385          $642,199,742
            Other Long-Term Securities                          1,283,004,027           793,145,804

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which PIM serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the year ended June 30, 2016, the Fund engaged in purchases and sales pursuant to these procedures amounting to $72,112,752 and $17,005,059, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2016, in valuing the Fund's assets:

-------------------------------------------------------------------------------------------------------
                                     Level 1        Level 2             Level 3          Total
-------------------------------------------------------------------------------------------------------
Preferred Stock                      $ 3,271,319    $             --    $          --    $    3,271,319
Convertible Preferred Stock           11,362,803                  --               --        11,362,803
Asset Backed Securities                       --         167,271,001               --       167,271,001
Collateralized Mortgage Obligations           --         702,505,129               --       702,505,129
Corporate Bonds
   Diversified Financials
        Other Diversified
           Financial Services                 --          17,888,534        1,232,242        19,120,776
   Insurance
        Reinsurance                           --          55,668,812       60,269,556       115,938,368
   All Other Corporate Bonds                  --       1,480,512,943               --     1,480,512,943
U.S. Government Agency Obligations            --       1,261,317,002               --     1,261,317,002
Foreign Government Bonds                      --          13,902,976               --        13,902,976
Municipal Bonds                               --          43,460,703               --        43,460,703
Senior Floating Rate Loan Interests           --         145,893,689               --       145,893,689
Repurchase Agreements                         --          72,690,000               --        72,690,000
Commercial Paper                              --          43,539,624               --        43,539,624
-------------------------------------------------------------------------------------------------------
Total                                $14,634,122    $  4,004,650,413    $  61,501,798    $4,080,786,333
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

90 Pioneer Bond Fund | Annual Report | 6/30/16

-----------------------------------------------------------------------------------------------
                                  Level 1         Level 2        Level 3         Total
-----------------------------------------------------------------------------------------------
Other Financial Instruments
Net unrealized depreciation on
   Futures Contracts              $ (17,302,798)  $        --    $        --     $ (17,302,798)
-----------------------------------------------------------------------------------------------
Total Other Financial
   Instruments                    $ (17,302,798)  $        --    $        --     $ (17,302,798)
===============================================================================================

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of June 30, 2016.

---------------------------------------------------------------------------
                     Level 1       Level 2        Level 3        Total
---------------------------------------------------------------------------
Assets:
Restricted cash      $     --      $7,288,843     $      --      $7,288,843
---------------------------------------------------------------------------
Total:               $     --      $7,288,843     $      --      $7,288,843
===========================================================================

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

-------------------------------------------------------------------------------------
                                            Preferred     Corporate
                                            Stocks        Bonds          Total
-------------------------------------------------------------------------------------
Balance as of 6/30/15                       $    36,000   $ 45,277,300   $ 45,313,300
Realized gain (loss)(1)                              --         18,396         18,396
Change in unrealized appreciation
       (depreciation)(2)                             --      1,632,173      1,632,173
Purchases                                            --     56,358,746     56,358,746
Sales                                                --    (44,380,817)   (44,380,817)
Transfers in to Level 3*                             --      2,560,000      2,560,000
Transfers out of Level 3*                            --             --             --
Transfers in and out of Level 3 categories      (36,000)        36,000             --
-------------------------------------------------------------------------------------
Balance as of 6/30/16                       $        --   $ 61,501,798   $ 61,501,798
=====================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on beginning of period values. During the year ended June 30, 2016, an investment having a value of $2,560,000 was transferred from Level 2 to Level 3. The change in the level designation within the fair value hierarchy was due to a change in classification from a Catastrophe Bond to a Sidecar. There were no other transfers between levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments
     still held as of 6/30/16                                              $2,205,405
                                                                           ----------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 91

Statement of Assets and Liabilities | 6/30/16

ASSETS:
  Investment in securities (cost $3,985,561,743)                                      $ 4,080,786,333
  Cash                                                                                     21,951,385
  Restricted cash*                                                                          7,288,843
  Receivables --
     Investment securities sold                                                               426,515
     Fund shares sold                                                                      11,533,607
     Interest                                                                              22,734,731
     Due from Pioneer Investment Management, Inc.                                             339,020
  Variation margin for futures contracts                                                      213,422
  Other assets                                                                                 55,713
-----------------------------------------------------------------------------------------------------
                                                                                      $ 4,145,329,569
=====================================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                                 $   188,013,365
      Fund shares repurchased                                                               9,154,587
      Dividends                                                                             1,986,884
   Due to affiliates                                                                          121,524
   Accrued expenses                                                                           925,939
-----------------------------------------------------------------------------------------------------
                                                                                      $   200,202,299
=====================================================================================================
NET ASSETS:
  Paid-in capital                                                                     $ 3,896,406,316
  Undistributed net investment income                                                       3,684,926
  Accumulated net realized loss on investments and futures contracts                      (32,885,764)
  Net unrealized appreciation on investments                                               95,224,590
  Net unrealized depreciation on futures contracts                                        (17,302,798)
-----------------------------------------------------------------------------------------------------
                                                                                      $ 3,945,127,270
=====================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $1,177,941,288/120,635,566 shares)                               $          9.76
   Class C (based on $134,298,830/13,908,846 shares)                                  $          9.66
   Class K (based on $340,095,726/34,841,493 shares)                                  $          9.76
   Class R (based on $156,109,974/15,843,594 shares)                                  $          9.85
   Class Y (based on $2,136,681,452/220,881,175 shares)                               $          9.67
MAXIMUM OFFERING PRICE:
   Class A ($9.76 / 95.5%)                                                            $         10.22
=====================================================================================================

* Represents restricted cash deposited at the counterparty for derivative contracts

The accompanying notes are an integral part of these financial statements.

92 Pioneer Bond Fund | Annual Report | 6/30/16

Statement of Operations

For the Year Ended 6/30/16

INVESTMENT INCOME:
   Interest                                                         $ 117,066,862
   Dividends                                                            1,293,345
---------------------------------------------------------------------------------------------------
         Total investment income                                                       $118,360,207
===================================================================================================
EXPENSES:
  Management fees                                                   $  13,785,228
  Transfer agent fees
     Class A                                                              192,732
     Class C                                                               22,334
     Class K                                                                2,215
     Class R                                                                8,081
     Class Y                                                               35,102
     Class Z                                                                  488
  Distribution fees
     Class A                                                            2,681,407
     Class C                                                            1,208,923
     Class R                                                              686,616
  Shareholder communications expense                                    5,277,663
  Administrative expense                                                1,104,227
  Custodian fees                                                          190,834
  Registration fees                                                       228,709
  Professional fees                                                       232,606
  Printing expense                                                         68,604
  Fees and expenses of nonaffiliated Trustees                             163,338
  Miscellaneous                                                           333,355
---------------------------------------------------------------------------------------------------
         Total expenses                                                                $ 26,222,462
         Less fees waived and expenses reimbursed
            by Pioneer Investment Management, Inc.                                       (1,683,040)
---------------------------------------------------------------------------------------------------
         Net expenses                                                                  $ 24,539,422
---------------------------------------------------------------------------------------------------
            Net investment income                                                      $ 93,820,785
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND SWAP CONTRACTS:
  Net realized gain (loss) on:
     Investments                                                      $ 4,001,623
     Futures contracts                                                (10,251,460)
     Swap contracts                                                         6,433      $ (6,243,404)
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                     $ 81,657,259
     Futures contracts                                                (22,131,454)
     Swap contracts                                                       (34,098)     $ 59,491,707
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
     futures contracts and swap contracts                                              $ 53,248,303
---------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                 $147,069,088
===================================================================================================

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 93

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------------
                                                                    Year Ended         Year Ended
                                                                    6/30/16            6/30/15
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                               $   93,820,785     $    68,993,276
Net realized gain (loss) on investments, futures contracts
  and swap contracts                                                    (6,243,404)         23,395,756
Change in net unrealized appreciation (depreciation)
  on investments, futures contracts and swap contracts                  59,491,707         (65,942,035)
-------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations          $  147,069,088     $    26,446,997
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.27 and $0.29 per share, respectively)             $  (30,130,801)    $   (26,434,196)
      Class B* ($0.00 and $0.07 per share, respectively)                        --           (34,683)
      Class C ($0.20 and $0.21 per share, respectively)                 (2,503,533)         (2,016,609)
      Class K ($0.31 and $0.32 per share, respectively)                 (8,577,930)         (2,711,408)
      Class R ($0.25 and $0.26 per share, respectively)                 (3,514,545)         (2,060,446)
      Class Y ($0.29 and $0.31 per share, respectively)                (56,701,826)        (39,612,426)
      Class Z** ($0.03 and $0.31 per share, respectively)                 (184,669)         (1,526,702)
Net realized gains
      Class A ($0.02 and $0.04 per share, respectively)                 (2,297,989)         (3,819,881)
      Class C ($0.02 and $0.04 per share, respectively)                   (256,680)           (406,576)
      Class K ($0.02 and $0.04 per share, respectively)                   (632,921)            (45,156)
      Class R ($0.02 and $0.04 per share, respectively)                   (289,802)           (285,304)
      Class Y ($0.02 and $0.04 per share, respectively)                 (3,842,000)         (4,943,141)
      Class Z** ($0.00 and $0.04 per share, respectively)                      --             (218,854)
-------------------------------------------------------------------------------------------------------
      Total distributions to shareowners                            $ (108,932,696)    $   (84,115,382)
-------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS
Net proceeds from sale or exchange of shares                        $1,673,600,863     $ 2,251,662,439
Shares issued in reorganization                                        103,289,215                  --
Reinvestment of distributions                                           82,738,583          65,229,520
Cost of shares repurchased                                          (1,113,066,216)       (813,633,836)
-------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                                    $  746,562,445     $ 1,503,258,123
-------------------------------------------------------------------------------------------------------
      Net increase in net assets                                    $  784,698,837     $ 1,445,589,738
NET ASSETS:
Beginning of year                                                   $3,160,428,433     $ 1,714,838,695
-------------------------------------------------------------------------------------------------------
End of year                                                         $3,945,127,270     $ 3,160,428,433
-------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of)
   net investment income                                            $    3,684,926     $      (189,809)
-------------------------------------------------------------------------------------------------------

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

94 Pioneer Bond Fund | Annual Report | 6/30/16

-------------------------------------------------------------------------------------------------------
                                  Year Ended        Year Ended         Year Ended       Year Ended
                                  6/30/16           6/30/16            6/30/15          6/30/15
                                  Shares            Amount             Shares           Amount
-------------------------------------------------------------------------------------------------------
Class A
Shares sold                        39,520,516       $ 381,082,323         73,397,739    $   722,362,397
Shares issued in reorganization     8,687,202          83,223,137                 --                 --
Reinvestment of distributions       2,429,101          23,363,971          2,437,923         23,964,170
Less shares repurchased           (37,895,940)       (364,153,575)       (39,490,108)      (388,662,183)
-------------------------------------------------------------------------------------------------------
      Net increase                 12,740,879       $ 123,515,856         36,345,554    $   357,664,384
=======================================================================================================
Class B*
Shares exchanged                           --       $          --             12,531    $       122,811
Reinvestment of distributions              --                  --              2,761             27,063
Less shares repurchased                    --                  --           (561,244)        (5,495,479)
-------------------------------------------------------------------------------------------------------
      Net decrease                         --       $          --           (545,952)   $    (5,345,605)
=======================================================================================================
Class C
Shares sold                         3,590,552       $  34,068,700          6,453,693    $    62,788,125
Shares issued in reorganization     1,566,042          14,846,083                 --                 --
Reinvestment of distributions         171,403           1,630,270            159,439          1,549,668
Less shares repurchased            (3,349,111)        (31,797,823)        (2,176,700)       (21,155,723)
-------------------------------------------------------------------------------------------------------
      Net increase                  1,978,886       $  18,747,230          4,436,432    $    43,182,070
=======================================================================================================
Class K
Shares sold                        22,645,768       $ 217,799,806         19,313,507    $   189,643,402
Reinvestment of distributions         418,685           4,026,426            110,358          1,081,971
Less shares repurchased            (6,730,820)        (64,517,198)        (1,361,429)       (13,348,774)
-------------------------------------------------------------------------------------------------------
      Net increase                 16,333,633       $ 157,309,034         18,062,436    $   177,376,599
=======================================================================================================
Class R
Shares sold                         7,857,134       $  76,161,586          8,339,063    $    82,666,234
Reinvestment of distributions         332,632           3,227,431            217,675          2,158,016
Less shares repurchased            (4,303,242)        (41,715,627)        (1,440,815)       (14,287,736)
-------------------------------------------------------------------------------------------------------
      Net increase                  3,886,524       $  37,673,390          7,115,923    $    70,536,514
=======================================================================================================
Class Y
Shares sold                       101,127,077       $ 963,277,766        116,221,047    $ 1,131,771,954
Shares issued in reorganization       550,053           5,219,995                 --                 --
Reinvestment of distributions       5,283,365          50,341,027          3,565,174         34,708,672
Less shares repurchased           (57,493,210)       (547,987,984)       (37,432,755)      (364,339,899)
-------------------------------------------------------------------------------------------------------
      Net increase                 49,467,285       $ 470,850,804         82,353,466    $   802,140,727
=======================================================================================================
Class Z**
Shares sold                           125,036       $   1,210,682          6,317,443    $    62,307,516
Reinvestment of distributions          15,392             149,458            176,815          1,739,960
Less shares repurchased            (6,477,629)        (62,894,009)          (644,582)        (6,344,042)
-------------------------------------------------------------------------------------------------------
      Net increase (decrease)      (6,337,201)      $ (61,533,869)         5,849,676    $    57,703,434
=======================================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 95

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------
                                                               Year            Year          Year       Year       Year
                                                               Ended           Ended         Ended      Ended      Ended
                                                               6/30/16         6/30/15       6/30/14    6/30/13    6/30/12
----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                           $     9.68      $     9.88    $   9.67   $   9.73   $   9.66
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $     0.25(a)   $     0.27    $   0.35   $   0.38   $   0.42
   Net realized and unrealized gain (loss) on investments            0.12           (0.14)       0.24      (0.07)      0.13
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $     0.37      $     0.13    $   0.59   $   0.31   $   0.55
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                       $    (0.27)     $    (0.29)   $  (0.38)  $  (0.37)  $  (0.43)
   Net realized gain                                                (0.02)          (0.04)         --         --      (0.05)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $    (0.29)     $    (0.33)   $  (0.38)  $  (0.37)  $  (0.48)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $     0.08      $    (0.20)   $   0.21   $  (0.06)  $   0.07
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $     9.76      $     9.68    $   9.88   $   9.67   $   9.73
============================================================================================================================
Total return*                                                        3.93%           1.32%       6.19%      3.21%      5.91%
Ratio of net expenses to average net assets                          0.85%           0.85%       0.85%      0.85%      0.85%
Ratio of net investment income (loss) to average net assets          2.58%           2.68%       3.52%      3.77%      4.35%
Portfolio turnover rate                                                43%             81%         41%        28%        21%
Net assets, end of period (in thousands)                       $1,177,941      $1,044,659    $706,962   $565,569   $453,772
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                              0.98%           0.93%       1.00%      1.01%      1.03%
   Net investment income (loss) to average net assets                2.45%           2.60%       3.37%      3.61%      4.17%
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

96 Pioneer Bond Fund | Annual Report | 6/30/16

----------------------------------------------------------------------------------------------------------------------------
                                                                  Year           Year         Year       Year       Year
                                                                  Ended          Ended        Ended      Ended      Ended
                                                                  6/30/16        6/30/15      6/30/14    6/30/13    6/30/12
----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                              $   9.57       $   9.77     $  9.57    $  9.63    $  9.55
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                   $   0.17(a)    $   0.19     $  0.26    $  0.29    $  0.33
   Net realized and unrealized gain (loss) on investments             0.14          (0.14)       0.23      (0.06)      0.15
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $   0.31       $   0.05     $  0.49    $  0.23    $  0.48
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                          $  (0.20)      $  (0.21)    $ (0.29)   $ (0.29)   $ (0.35)
   Net realized gain                                                 (0.02)         (0.04)         --         --      (0.05)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $  (0.22)      $  (0.25)    $ (0.29)   $ (0.29)   $ (0.40)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $   0.09       $  (0.20)    $  0.20    $ (0.06)   $  0.08
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   9.66       $   9.57     $  9.77    $  9.57    $  9.63
============================================================================================================================
Total return*                                                         3.28%          0.49%       5.20%      2.33%      5.12%
Ratio of net expenses to average net assets                           1.60%          1.63%       1.73%      1.72%      1.73%
Ratio of net investment income (loss) to average net assets           1.84%          1.89%       2.69%      2.93%      3.47%
Portfolio turnover rate                                                 43%            81%         41%        28%        21%
Net assets, end of period (in thousands)                          $134,299       $114,222     $73,224    $87,763    $93,737
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 97

-------------------------------------------------------------------------------------------------------------------------
                                                                    Year            Year         Year        12/20/12
                                                                    Ended           Ended        Ended       to
                                                                    6/30/16         6/30/15      6/30/14     6/30/13
-------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                $   9.68        $   9.87     $  9.67     $  9.94
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                     $   0.29(b)     $   0.30     $  0.40     $  0.20
   Net realized and unrealized gain (loss) on investments               0.12           (0.13)       0.20       (0.26)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $   0.41        $   0.17     $  0.60     $ (0.06)
-------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                            $  (0.31)       $  (0.32)    $ (0.40)    $ (0.21)
   Net realized gain                                                   (0.02)          (0.04)         --          --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 $  (0.33)       $  (0.36)    $ (0.40)    $ (0.21)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $   0.08        $  (0.19)    $  0.20     $ (0.27)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $   9.76        $   9.68     $  9.87     $  9.67
=========================================================================================================================
Total return*                                                           4.32%           1.80%       6.37%      (0.61)%(a)
Ratio of net expenses to average net assets                             0.47%           0.47%       0.56%       0.57%**
Ratio of net investment income (loss) to average net assets             2.98%           3.03%       3.59%       3.86%**
Portfolio turnover rate                                                   43%             81%         41%         28%
Net assets, end of period (in thousands)                            $340,096        $179,135     $ 4,398     $    10
=========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a)  Not Annualized.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

98 Pioneer Bond Fund | Annual Report | 6/30/16

----------------------------------------------------------------------------------------------------------------------------
                                                                  Year           Year         Year       Year       Year
                                                                  Ended          Ended        Ended      Ended      Ended
                                                                  6/30/16        6/30/15      6/30/14    6/30/13    6/30/12
----------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                              $   9.77       $   9.97     $  9.76    $  9.82    $  9.74
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                   $   0.23(a)    $   0.25     $  0.32    $  0.34    $  0.39
   Net realized and unrealized gain (loss) on investments             0.12          (0.15)       0.23      (0.06)      0.14
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $   0.35       $   0.10     $  0.55    $  0.28    $  0.53
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                          $  (0.25)      $  (0.26)    $ (0.34)   $ (0.34)   $ (0.40)
   Net realized gain                                                 (0.02)         (0.04)         --         --      (0.05)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $  (0.27)      $  (0.30)    $ (0.34)   $ (0.34)   $ (0.45)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $   0.08       $  (0.20)    $  0.21    $ (0.06)   $  0.08
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   9.85       $   9.77     $  9.97    $  9.76    $  9.82
============================================================================================================================
Total return*                                                         3.66%          1.06%       5.75%      2.80%      5.58%
Ratio of net expenses to average net assets                           1.10%          1.10%       1.25%      1.25%      1.25%
Ratio of net investment income (loss) to average net assets           2.33%          2.43%       3.12%      3.36%      3.94%
Portfolio turnover rate                                                 43%            81%         41%        28%        21%
Net assets, end of period (in thousands)                          $156,110       $116,815     $48,264    $31,169    $23,892
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                               1.21%          1.21%       1.32%      1.35%      1.35%
   Net investment income (loss) to average net assets                 2.22%          2.32%       3.05%      3.26%      3.84%
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/16 99

----------------------------------------------------------------------------------------------------------------------------
                                                               Year            Year          Year       Year       Year
                                                               Ended           Ended         Ended      Ended      Ended
                                                               6/30/16         6/30/15       6/30/14    6/30/13    6/30/12
----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                           $     9.59      $     9.79    $   9.58   $   9.65   $   9.57
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $     0.27(a)   $     0.30    $   0.36   $   0.39   $   0.44
   Net realized and unrealized gain (loss) on investments            0.12           (0.15)       0.24      (0.07)      0.14
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $     0.39      $     0.15    $   0.60   $   0.32   $   0.58
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                       $    (0.29)     $    (0.31)   $  (0.39)  $  (0.39)  $  (0.45)
   Net realized gain                                                (0.02)          (0.04)         --         --      (0.05)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $    (0.31)     $    (0.35)   $  (0.39)  $  (0.39)  $  (0.50)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $     0.08      $    (0.20)   $   0.21   $  (0.07)  $   0.08
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $     9.67      $     9.59    $   9.79   $   9.58   $   9.65
============================================================================================================================
Total return*                                                        4.22%           1.59%       6.41%      3.34%      6.27%
Ratio of net expenses to average net assets                          0.58%           0.58%       0.66%      0.66%      0.65%
Ratio of net investment income (loss) to average net assets          2.85%           2.95%       3.72%      3.97%      4.55%
Portfolio turnover rate                                                43%             81%         41%        28%        21%
Net assets, end of period (in thousands)                       $2,136,681      $1,644,161    $871,801   $916,182   $847,072
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                               0.59%          0.58%       0.66%      0.66%      0.65%
   Net investment income (loss) to average net assets                 2.84%          2.95%       3.72%      3.97%      4.55%
============================================================================================================================


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

100 Pioneer Bond Fund | Annual Report | 6/30/16

Notes to Financial Statements | 6/30/16

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Class Z shares were converted to Class Y shares on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of accounting policies followed by the Fund in the preparation of its financial statements:

                                 Pioneer Bond Fund | Annual Report | 6/30/16 101

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

102 Pioneer Bond Fund | Annual Report | 6/30/16

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealer association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At June 30, 2016, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing less than 0.1% of net assets.

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities, asset-backed securities and corporate bonds are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on

                                 Pioneer Bond Fund | Annual Report | 6/30/16 103
     purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2016, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At June 30, 2016, the Fund reclassified $11,667,408 to increase undistributed net investment income and $11,667,408 to increase accumulated net realized loss on investments, swap contracts and futures contracts to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At June 30, 2016, the Fund was permitted to carry forward indefinitely $17,281,850 of short-term losses and $29,813,382 in long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Included in these amounts are $911,824 of short-term losses and $6,019,010 of long-term losses which, as a result of the reorganization with Pioneer Government Income Fund on March 18, 2016 may be subject to

104 Pioneer Bond Fund | Annual Report | 6/30/16 limitations imposed by the Internal Revenue Code. Since unlimited losses are required to be used first, loss carryforwards that are subject to expiration may be more likely to expire unused.

     The tax character of distributions paid during the years ended June 30, 2016 and June 30, 2015 were as follows:

     -------------------------------------------------------------------------------
                                                               2016             2015
     -------------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                   $101,613,304      $74,396,470
     Long-term capital gain                               7,319,392        9,718,912
     -------------------------------------------------------------------------------
          Total                                        $108,932,696      $84,115,382
     ===============================================================================

     The following shows the components of distributable earnings on a federal income tax basis at June 30, 2016:

     -------------------------------------------------------------------------------
                                                                                2016
     -------------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                      $  8,887,736
     Capital Loss Carryforward                                           (47,095,232)
     Current year dividends payable                                       (1,986,884)
     Net unrealized appreciation                                          88,915,334
     -------------------------------------------------------------------------------
          Total                                                         $ 48,720,954
     ===============================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization and the mark-to-market of futures contracts.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $71,806 in underwriting commissions on the sale of Class A shares during the year ended June 30, 2016.

E.   Class Allocations

     Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C, and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are

                                 Pioneer Bond Fund | Annual Report | 6/30/16 105
     allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Insurance Linked Securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore

106 Pioneer Bond Fund | Annual Report | 6/30/16 must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

G.   Risks

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at June 30, 2016 was $7,260,450 and is included in "Restricted Cash" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not

                                 Pioneer Bond Fund | Annual Report | 6/30/16 107
     directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended June 30, 2016 was $(617,719,044).

     At June 30, 2016, open futures contracts were as follows:

---------------------------------------------------------------------------------------------------
                                               Number of
                                               Contracts                             Unrealized
                                               Long/     Settlement                  Appreciation
     Description               Counterparty    (Short)   Month        Value          (Depreciation)
---------------------------------------------------------------------------------------------------
     U.S. Long Bond (CBT)      Citibank NA       434     9/16         $  74,797,188  $   4,374,084
     U.S. Ultra Bond (CBT)     Citibank NA        96     9/16            17,892,000      1,078,242
     U.S. 10 Year Ultra
        Bond (CBT)             Citibank NA      (833)    9/16          (121,344,672)    (4,313,030)
     U.S. 10 Year Note (CBT)   Citibank NA    (5,431)    9/16          (722,238,141)   (19,093,360)
     U.S. 2 Year Note (CBT)    Citibank NA       450     9/16            98,697,657        689,063
     U.S. 5 Year Note (CBT)    Citibank NA      (416)    9/16           (50,820,250)       (37,797)
---------------------------------------------------------------------------------------------------
       Total                                                          $(703,016,218) $ (17,302,798)
===================================================================================================

I.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

J.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the

108 Pioneer Bond Fund | Annual Report | 6/30/16 referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

                                 Pioneer Bond Fund | Annual Report | 6/30/16 109

     There were no open credit default swap contracts as of June 30, 2016. The average value of swap contracts open during the year ended June 30, 2016 was $51,498.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets. For the year ended June 30, 2016, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.40% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.10%, and 0.58% of the average daily net assets attributable to Class A, Class R and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended June 30, 2016 are reflected on the Statement of Operations. These expense limitations are in effect through November 1, 2017. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $93,876 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2016.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Effective November 2, 2015, Boston Financial Data services serves as the transfer agent to the fund at negotiated rates.

110 Pioneer Bond Fund | Annual Report | 6/30/16

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended June 30, 2016, such out-of-pocket expenses by class of shares were as follows:

-------------------------------------------------------------------------------
 Shareholder Communications:
-------------------------------------------------------------------------------
 Class A                                                             $2,651,468
 Class C                                                                137,691
 Class K                                                                  3,484
 Class R                                                                329,820
 Class Y                                                              2,148,175
 Class Z                                                                  7,025
-------------------------------------------------------------------------------
   Total                                                             $5,277,623
===============================================================================

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $27,648 in distribution fees payable to PFD at June 30, 2016.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%,

                                 Pioneer Bond Fund | Annual Report | 6/30/16 111
based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSC are paid to PFD. For the year ended June 30, 2016, CDSC in the amount of $23,383 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 10, 2016 was in the amount of $240 million. As of February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. During the year ended June 30, 2016, the Fund had no borrowings under the credit agreement.

6. Additional Disclosures about Derivative Instruments and Hedging Activities:

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

112 Pioneer Bond Fund | Annual Report | 6/30/16

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at June 30, 2016 was as follows:

-----------------------------------------------------------------------------------------
                                                       Foreign
Statement of Assets      Interest                      Exchange       Equity    Commodity
and Liabilities          Rate Risk      Credit Risk    Rate Risk      Risk      Risk
-----------------------------------------------------------------------------------------
Liabilities
Net unrealized
 depreciation on
 futures contracts*      $(17,302,798)  $        --    $        --    $    --   $      --
-----------------------------------------------------------------------------------------
   Total Value           $(17,302,798)  $        --    $        --    $    --   $      --
=========================================================================================

*    Reflects net unrealized appreciation/depreciation of futures contracts (see
     Note 1H). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at June 30, 2016 was as follows:

---------------------------------------------------------------------------------
                                                Foreign
 Statement of         Interest       Credit     Exchange      Equity    Commodity
 Operations           Rate Risk      Risk       Rate Risk     Risk      Risk
---------------------------------------------------------------------------------
 Net realized
  gain (loss)
  Futures contracts   $(10,251,460)  $     --   $      --     $   --    $      --
  Swap contracts                --      6,433          --         --           --
---------------------------------------------------------------------------------
   Total Value        $(10,251,460)  $  6,433   $      --     $   --    $      --
=================================================================================
 Change in net
  unrealized
  appreciation
  (depreciation) on
  Futures contracts   $(22,131,454)  $     --   $      --     $   --    $      --
  Swap contracts                --    (34,098)         --         --           --
---------------------------------------------------------------------------------
   Total Value        $(22,131,454)  $(34,098)  $      --     $   --    $      --
=================================================================================

7. Reorganization Information

On March 18, 2016 ("Closing Date"), Pioneer Government Income Fund (the "predecessor fund") was reorganized into the Fund. The purpose of this transaction was to combine two funds (managed by PIM) with similar investment objectives.

This tax-free reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding Class A, Class C and Class Y of the predecessor fund received Class A, Class C

                                 Pioneer Bond Fund | Annual Report | 6/30/16 113
and Class Y shares of the Fund, respectively, in the reorganization. The investment portfolio of the predecessor fund, with an aggregate value of $100,781,776 and an identified cost of $96,686,438 at March 18, 2016, was the principal asset acquired by the Fund.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at net asset value, however, the cost basis of the investments received from the predecessor fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax reporting purposes.

The following charts shows the details of the reorganization as of the Closing
Date:

------------------------------------------------------------------------------------------------
                             Pioneer Government
                             Income Fund            Pioneer Bond Fund      Pioneer Bond Fund
                             (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
------------------------------------------------------------------------------------------------
 Net Assets
 Class A                     $ 83,223,137            $1,052,667,521        $1,135,890,658
 Class C                       14,846,083               117,661,581           132,507,664
 Class K                               --               311,330,352           311,330,352
 Class R                               --               146,651,259           146,651,259
 Class Y                        5,219,995             1,927,283,548         1,932,503,543
------------------------------------------------------------------------------------------------
 Total Net Assets            $103,289,215            $3,555,594,261        $3,658,883,476
------------------------------------------------------------------------------------------------
 Shares Outstanding
 Class A                        8,893,098               109,849,580           118,536,782
 Class C                        1,584,984                12,417,206            13,983,248
 Class K                               --                32,499,467            32,499,467
 Class R                               --                15,165,715            15,165,715
 Class Y                          558,355               203,011,669           203,561,722

------------------------------------------------------------------------------------------------
                                                                           Shares issued
                                                    Exchange Ratio         in reorganization
------------------------------------------------------------------------------------------------
 Class A                                            0.9768                 8,687,202
 Class C                                            0.9880                 1,566,042
 Class Y                                            0.9851                   550,053

------------------------------------------------------------------------------------------------
                                                    Unrealized
                                                    Appreciation on       Accumulated Gain
                                                    Closing Date          (Loss) on Closing Date
------------------------------------------------------------------------------------------------
 Fund                                               $11,796,814           $   818,031
 Predecessor Fund                                     4,095,338            (9,616,481)

114 Pioneer Bond Fund | Annual Report | 6/30/16

Assuming the Reorganization had been completed on July 1, 2015, the pro-forma results of operations for the fiscal year ended June 30, 2016, were as follows:

 Net Investment income (loss)                                                  $  95,529,990
 Net realized and unrealized gain (loss)                                          51,270,329
--------------------------------------------------------------------------------------------
 Change in net assets resulting from operations                                $ 146,800,319
--------------------------------------------------------------------------------------------

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Fund that have been included in the Statements of Operations since the Reorganization was consummated.

                                 Pioneer Bond Fund | Annual Report | 6/30/16 115

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of Pioneer Bond Fund:
-------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Bond Fund (the "Fund") as of June 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended June 30, 2013, and 2012, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated August 22, 2013.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Bond Fund as of June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
August 25, 2016

116 Pioneer Bond Fund | Annual Report | 6/30/16

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 80.58%.

                                 Pioneer Bond Fund | Annual Report | 6/30/16 117

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

118 Pioneer Bond Fund | Annual Report | 6/30/16

Independent Trustees

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held with the Fund   Length of Service         Principal Occupation                         Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)          Trustee since 2006.       Private investor (2004 - 2008 and 2013 -     Director, Broadridge
Chairman of the Board         Serves until a successor  present); Chairman (2008 - 2013) and Chief   Financial Solutions, Inc.
and Trustee                   trustee is elected or     Executive Officer (2008 - 2012),             (investor communications and
                              earlier retirement or     Quadriserv, Inc. (technology products for    securities processing
                              removal.                  securities lending industry); and Senior     provider for financial
                                                        Executive Vice President, The Bank of New    services industry) (2009 -
                                                        York (financial and securities services)     present); Director,
                                                        (1986 - 2004)                                Quadriserv, Inc. (2005 -
                                                                                                     2013); and Commissioner, New
                                                                                                     Jersey State Civil Service
                                                                                                     Commission (2011 - present)
-----------------------------------------------------------------------------------------------------------------------------------
David R. Bock (72)            Trustee since 2005.       Managing Partner, Federal City Capital       Director of New York Mortgage
Trustee                       Serves until a successor  Advisors (corporate advisory services        Trust (publicly-traded
                              trustee is elected or     company) (1997 - 2004 and 2008 - present);   mortgage REIT) (2004 - 2009,
                              earlier retirement or     Interim Chief Executive Officer, Oxford      2012 - present); Director of
                              removal.                  Analytica, Inc. (privately-held research     The Swiss Helvetia Fund, Inc.
                                                        and consulting company) (2010); Executive    (closed-end fund) (2010 -
                                                        Vice President and Chief Financial           present); Director of Oxford
                                                        Officer, I-trax, Inc. (publicly traded       Analytica, Inc. (2008 -
                                                        health care services company) (2004 -        present); and Director of
                                                        2007); and Executive Vice President and      Enterprise Community
                                                        Chief Financial Officer, Pedestal Inc.       Investment, Inc.
                                                        (internet-based mortgage trading company)    (privately-held affordable
                                                        (2000 - 2002); Private consultant            housing finance company)
                                                        (1995-1997), Managing Director, Lehman       (1985 - 2010)
                                                        Brothers (investment banking firm)
                                                        (1992-1995); and Executive, The World Bank
                                                        (1979-1992)
-----------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (71)     Trustee since 2008.       William Joseph Maier Professor of            Trustee, Mellon Institutional
Trustee                       Serves until a successor  Political Economy, Harvard University        Funds Investment Trust and
                              trustee is elected or     (1972 - present)                             Mellon Institutional Funds
                              earlier retirement or                                                  Master Portfolio (oversaw 17
                              removal.                                                               portfolios in fund complex)
                                                                                                     (1989-2008)
-----------------------------------------------------------------------------------------------------------------------------------

                                 Pioneer Bond Fund | Annual Report | 6/30/16 119

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held with the Fund   Length of Service         Principal Occupation                         Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (69)     Trustee since 1996.       Founding Director, Vice President and        None
Trustee                       Serves until a successor  Corporate Secretary, The Winthrop Group,
                              trustee is elected or     Inc. (consulting firm) (1982 - present);
                              earlier retirement or     Desautels Faculty of Management, McGill
                              removal.                  University (1999 - present); and Manager of
                                                        Research Operations and Organizational
                                                        Learning, Xerox PARC, Xerox's advance
                                                        research center (1990-1994)
-----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (68)      Trustee since 1996.       President and Chief Executive Officer,       Director of New America High
Trustee                       Serves until a successor  Newbury, Piret & Company, Inc. (investment   Income Fund, Inc. (closed-end
                              trustee is elected or     banking firm) (1981 - present)               investment company) (2004 -
                              earlier retirement or                                                  present); and Member, Board of
                              removal.                                                               Governors, Investment Company
                                                                                                     Institute (2000 - 2006)
-----------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (69)        Trustee since 2014.       Consultant (investment company services)     None
Trustee                       Serves until a successor  (2012 - present); Executive Vice President,
                              trustee is elected or     BNY Mellon (financial and investment
                              earlier retirement or     company services) (1969 - 2012); Director,
                              removal.                  BNY International Financing Corp.
                                                        (financial services) (2002 - 2012); and
                                                        Director, Mellon Overseas Investment Corp.
                                                        (financial services) (2009 - 2012)
-----------------------------------------------------------------------------------------------------------------------------------

120 Pioneer Bond Fund | Annual Report | 6/30/16

Interested Trustee

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held with the Fund   Length of Service         Principal Occupation                         Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (58)*       Trustee since 2014.       Director and Executive Vice President        None
Trustee                       Serves until a successor  (since 2008) and Chief Investment Officer,
                              trustee is elected or     U.S. (since 2010) of PIM-USA; Executive
                              earlier retirement or     Vice President of Pioneer (since 2008);
                              removal.                  Executive Vice President of Pioneer
                                                        Institutional Asset Management, Inc. (since
                                                        2009); and Portfolio Manager of Pioneer
                                                        (since 1999)
-----------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

                                 Pioneer Bond Fund | Annual Report | 6/30/16 121

Advisory Trustee

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held with the Fund   Length of Service         Principal Occupation                         Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (60)**       Advisory Trustee since    Chief Investment Officer, 1199 SEIU Funds    Trustee of Pioneer closed-end
Advisory Trustee              2014.                     (healthcare workers union pension funds)     investment investment
                                                        (2001 - present); Vice President -           companies (5 portfolios)
                                                        International Investments Group, American    (Sept. 2015 - present)
                                                        International Group, Inc. (insurance
                                                        company) (1993 - 2001); Vice President
                                                        Corporate Finance and Treasury Group,
                                                        Citibank, N.A. (1980 - 1986 and 1990 -
                                                        1993); Vice President - Asset/Liability
                                                        Management Group, Federal Farm Funding
                                                        Corporation (government-sponsored issuer of
                                                        debt securities) (1988 - 1990); Mortgage
                                                        Strategies Group, Shearson Lehman Hutton,
                                                        Inc. (investment bank) (1987 - 1988); and
                                                        Mortgage Strategies Group, Drexel Burnham
                                                        Lambert, Ltd. (investment bank) (1986 -
                                                        1987)
-----------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

122 Pioneer Bond Fund | Annual Report | 6/30/16

Fund Officers

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held with the Fund   Length of Service         Principal Occupation                         Held by Officer
-----------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (54)            Since 2014. Serves at     Chair, Director, CEO and President of        Trustee of Pioneer
President and Chief           the discretion of the     Pioneer Investment Management-USA (since     closed-end investment
Executive Officer             Board.                    September 2014); Chair, Director, CEO and    companies (5 portfolios)
                                                        President of Pioneer Investment Management,  (Sept. 2015 - present)
                                                        Inc. (since September 2014); Chair,
                                                        Director, CEO and President of Pioneer
                                                        Funds Distributor, Inc. (since September
                                                        2014); Chair, Director, CEO and President
                                                        of Pioneer Institutional Asset Management,
                                                        Inc. (since September 2014); and Chair,
                                                        Director, and CEO of Pioneer Investment
                                                        Management Shareholder Services, Inc.
                                                        (since September 2014); Managing Director,
                                                        Morgan Stanley Investment Management (2010
                                                        - 2013); and Director of Institutional
                                                        Business, CEO of International, Eaton Vance
                                                        Management (2005 - 2010)
-----------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (51)    Since 2003. Serves at     Vice President and Associate General         None
Secretary and Chief           the discretion of the     Counsel of Pioneer since January 2008;
Legal Officer                 Board.                    Secretary and Chief Legal Officer of all of
                                                        the Pioneer Funds since June 2010;
                                                        Assistant Secretary of all of the Pioneer
                                                        Funds from September 2003 to May 2010; and
                                                        Vice President and Senior Counsel of
                                                        Pioneer from July 2002 to December 2007
-----------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (55)        Since 2010. Serves at     Fund Governance Director of Pioneer since    None
Assistant Secretary           the discretion of the     December 2006 and Assistant Secretary of
                              Board.                    all the Pioneer Funds since June 2010;
                                                        Manager - Fund Governance of Pioneer from
                                                        December 2003 to November 2006; and Senior
                                                        Paralegal of Pioneer from January 2000 to
                                                        November 2003
-----------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (53)             Since 2010. Serves at     Senior Counsel of Pioneer since May 2013     None
Assistant Secretary           the discretion of the     and Assistant Secretary of all the Pioneer
                              Board.                    Funds since June 2010; and Counsel of
                                                        Pioneer from June 2007 to May 2013
-----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (56)          Since 2008. Serves at     Vice President - Fund Treasury of Pioneer;   None
Treasurer and Chief           the discretion of the     Treasurer of all of the Pioneer Funds since
Financial and                 Board.                    March 2008; Deputy Treasurer of Pioneer
Accounting Officer                                      from March 2004 to February 2008; and
                                                        Assistant Treasurer of all of the Pioneer
                                                        Funds from March 2004 to February 2008
-----------------------------------------------------------------------------------------------------------------------------------

                                 Pioneer Bond Fund | Annual Report | 6/30/16 123

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held with the Fund   Length of Service         Principal Occupation                         Held by Officer
-----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (51)         Since 2000. Serves at     Director - Fund Treasury of Pioneer; and     None
Assistant Treasurer           the discretion of the     Assistant Treasurer of all of the Pioneer
                              Board.                    Funds
-----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (58)            Since 2002. Serves at     Fund Accounting Manager - Fund Treasury of   None
Assistant Treasurer           the discretion of the     Pioneer; and Assistant Treasurer of all of
                              Board.                    the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (36)         Since 2009. Serves at     Fund Administration Manager - Fund Treasury  None
Assistant Treasurer           the discretion of the     of Pioneer since November 2008; Assistant
                              Board.                    Treasurer of all of the Pioneer Funds since
                                                        January 2009; and Client Service Manager -
                                                        Institutional Investor Services at State
                                                        Street Bank from March 2003 to March 2007
-----------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (63)          Since 2010. Serves at     Chief Compliance Officer of Pioneer and of   None
Chief Compliance Officer      the discretion of the     all the Pioneer Funds since March 2010;
                              Board.                    Chief Compliance Officer of Pioneer
                                                        Institutional Asset Management, Inc. since
                                                        January 2012; Chief Compliance Officer of
                                                        Vanderbilt Capital Advisors, LLC since July
                                                        2012: Director of Adviser and Portfolio
                                                        Compliance at Pioneer since October 2005;
                                                        and Senior Compliance Officer for Columbia
                                                        Management Advisers, Inc. from October 2003
                                                        to October 2005
-----------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (45)          Since 2006. Serves at     Director - Transfer Agency Compliance of     None
Anti-Money                    the discretion of the     Pioneer and Anti-Money Laundering Officer
Laundering Officer            Board.                    of all the Pioneer Funds since 2006
-----------------------------------------------------------------------------------------------------------------------------------

124 Pioneer Bond Fund | Annual Report | 6/30/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 19398-10-0816

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $62,185 payable to Deloitte & Touche LLP for the year ended
June 30, 2016 and $56,422 for the year ended June 30, 2015.



(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2016 or 2015.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Fund were $8,778
payable to Deloitte & Touche LLP for the year ended
June 30, 2016 and $8,750 for the year ended June 30, 2015.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2016 or 2015.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended June 30 2016 and 2015, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $8,778 payable to Deloitte & Touche LLP for the year ended
June 30, 2016 and $8,750 for the year ended June 30, 2015.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Bond Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 29, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 29, 2016


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date August 29, 2016

* Print the name and title of each signing officer under his or her signature.